UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CANOPY GROWTH CORPORATION
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 6, 2020

Dear Shareholder:

On behalf of the Board of Directors and management of Canopy Growth Corporation, I am pleased to invite you to the 2020 Annual General and Special Meeting of shareholders (the “Meeting”) which will be held on September 21, 2020 at 10:00 a.m., Toronto time.

This year, given the unprecedented public health impact of the spread of the novel coronavirus (COVID-19), and to mitigate risks to the health and safety of our communities, shareholders, employees and other stakeholders, we will hold the Meeting in a virtual only format, which will be conducted via live audio webcast at www.virtualshareholdermeeting.com/WEED2020.

The attached Notice of 2020 Annual General and Special Meeting and Proxy Statement describe the formal business to be conducted at the Meeting. Registered shareholders and duly appointed proxyholders will have an equal opportunity to participate in the Meeting online regardless of their geographic location. At the Meeting, shareholders will have the opportunity to ask questions and vote on all matters put before the Meeting. We believe hosting the Meeting virtually will enable increased shareholder attendance and will encourage more active shareholder engagement and participation at the Meeting. We encourage shareholders to participate in the Meeting. You will find important information and detailed instructions about how to participate in our virtual Meeting in the attached Proxy Statement.

Your vote is important. Whether or not you plan to attend the Meeting, please vote either electronically using the telephone and internet voting procedures described on the proxy card or voting instruction form, or complete, sign, date and return the enclosed proxy card or voting instruction form in the envelope provided at your earliest convenience.

Thank you for your continued support of Canopy.

Sincerely,

David Klein
Chief Executive Officer

Judy A. Schmeling
Chair of the Board of Directors

CANOPY GROWTH CORPORATION

NOTICE OF 2020 ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD MONDAY, SEPTEMBER 21, 2020

NOTICE HEREBY IS GIVEN that the 2020 Annual General and Special Meeting (the “Meeting”) of the holders (the “Shareholders”) of common shares (“Shares”) of Canopy Growth Corporation (the “Company”) will be held on Monday, September 21, 2020 at 10:00 a.m., Toronto time, via live audio webcast online at www.virtualshareholdermeeting.com/WEED2020. The Meeting will be held for the following purposes:

1.
to receive and consider the audited consolidated financial statements of the Company as at March 31, 2020 and 2019 and for each of the years in the three-year period ended March 31, 2020, together with the auditors’ report thereon;

2.	to elect to the board of directors of the Company (the “Board” or “Board of Directors”) the seven director nominees named in the attached Proxy Statement for the ensuing year;

3.
to re-appoint KPMG LLP, Chartered Professional Accountants, as the Company’s independent registered public accounting firm for the fiscal year 2021 and to authorize the Board to fix their remuneration;

4.
to approve certain amendments to the Company’s Amended and Restated Omnibus Incentive Plan (the “Omnibus Incentive Plan”) and all unallocated awards issuable under the Omnibus Incentive Plan, as described in the attached Proxy Statement;

5.	to approve certain amendments to the Company’s 2017 Employee Stock Purchase Plan, as described in the attached Proxy Statement;

6.	to adopt, on an advisory (non-binding) basis, a resolution approving the compensation of the Company’s named executive officers, as described in the attached Proxy Statement;

7.	to adopt, on an advisory (non-binding) basis, a resolution on the frequency of future “say-on-pay” votes, as described in the attached Proxy Statement;

8.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors is not aware of any other business to be presented to a vote of the Shareholders at the Meeting.

This year, given the unprecedented public health impact of the spread of the novel coronavirus (COVID-19), and to mitigate risks to the health and safety of our communities, Shareholders, employees and other stakeholders, we will hold our Meeting in a virtual only format, which will be conducted via live audio webcast. Registered Shareholders and duly appointed proxyholders, including non-registered Shareholders who have duly appointed themselves as proxyholder, will have an equal opportunity to participate in the Meeting online regardless of their geographic location. At the Meeting, Shareholders will have the opportunity to ask questions and vote on all matters put before the Meeting. We believe hosting the Meeting virtually will enable increased Shareholder attendance and will encourage more active Shareholder engagement and participation at the Meeting. We encourage Shareholders to participate in the Meeting. You will find important information and detailed instructions about how to participate in our virtual Meeting in the attached Proxy Statement.

The Board of Directors has fixed the close of business on July 28, 2020 as the record date for determining the Shareholders entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

i

Non-registered Shareholders who have not duly appointed themselves as proxyholder will be able to listen to the Meeting and ask questions but will not be able to vote. Guests may also attend but will not be able to ask questions or vote at the Meeting. A registered Shareholder who wishes to appoint a person other than the management nominees identified on the proxy card must carefully follow the instructions in the attached Proxy Statement and on their proxy card.

Most Shareholders have a choice of voting over the internet, by telephone or by using a traditional form of proxy. Please refer to the attached proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you. Your vote by proxy will ensure your representation at the Meeting, regardless of whether you attend the Meeting or not.

Whether or not you expect to attend the Meeting, please submit your proxy or voting instruction form with your voting instructions.

By order of the Board of Directors,

David Klein
Chief Executive Officer
Toronto, Ontario
August 6, 2020

ii

iii

CANOPY GROWTH CORPORATION
1 Hershey Drive
Smiths Falls, Ontario, K7A 0A8

PROXY STATEMENT
FOR THE 2020 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MONDAY, SEPTEMBER 21, 2020

These proxy materials are furnished in connection with the solicitation by the board of directors (the “Board”) of Canopy Growth Corporation (“Canopy”, “we,” “our” or the “Company”), a corporation incorporated under the Canada Business Corporations Act (the “CBCA”), of proxies to be voted at the 2020 Annual General and Special Meeting (the “Meeting”) of the holders (the “Shareholders”) of common shares (“Shares”) of the Company and at any adjournment or postponement thereof. This proxy statement (the “Proxy Statement”), together with the Notice of Meeting and proxy card or voting instruction form (“VIF”), is being sent to Shareholders on or about August 7, 2020.

Unless otherwise specified, the information contained in this Proxy Statement is given as of August 6, 2020, the date of this Proxy Statement. All dollar amounts are in United States of America (“US”) dollars (“US$” or “$”) unless stated otherwise. “C$” means Canadian dollars.

In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on or referred to on these websites is not part of this Proxy Statement.

We will send a notice of internet availability (the “Notice of Internet Availability”) to Shareholders on or about August 11, 2020.

ABOUT THE MEETING

Time, Date and Place

The Meeting will be held on Monday, September 21, 2020 at 10:00 a.m., Toronto time, via live audio webcast online at www.virtualshareholdermeeting.com/WEED2020. This year, given the unprecedented public health impact of the spread of the novel coronavirus (COVID-19), and to mitigate risks to the health and safety of our communities, Shareholders, employees and other stakeholders, we will hold our Meeting in a virtual only format, which will be conducted via live audio webcast. Registered Shareholders and duly appointed proxyholders, including non-registered Shareholders who have duly appointed themselves as proxyholder, will have an equal opportunity to participate in the Meeting online regardless of their geographic location. At the Meeting, Shareholders will have the opportunity to ask questions and vote on all matters put before the Meeting. We believe hosting the Meeting virtually will enable increased Shareholder attendance and will encourage more active Shareholder engagement and participation at the Meeting. We encourage Shareholders to participate in the Meeting.

Record Date

The record date for determining the Shareholders entitled to receive notice of and to vote at the Meeting is July 28, 2020 (the “Record Date”). Only Shareholders of record as of the close of business (Toronto time) on the Record Date are entitled to receive notice of and to vote at the Meeting. The failure of any Shareholder who was a Shareholder on the Record Date to receive notice of the Meeting does not deprive the Shareholder of the right to vote at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Proxy Statement and our Annual Report for the fiscal year ended March 31, 2020, including our Form 10-K for the fiscal year ended March 31, 2020 (our “2020 Annual Report”) are available free of charge at: www.canopygrowth.com/investors/investor-events/annual-general-and-special-meeting-2020.

As permitted by the rules of the US Securities and Exchange Commission (“SEC”) and the Canadian securities regulators, the Company is providing meeting-related materials to Shareholders over the internet (rather than in paper form) in accordance with the rules of the SEC and the “notice-and-access” provisions provided for under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”). This means that, rather than receiving paper copies of the proxy materials in connection with the Meeting in the mail, Shareholders will have access to them online.

The Notice of Internet Availability will explain how to access the Notice of Meeting, this Proxy Statement, our 2020 Annual Report (collectively, the “proxy materials”) on the internet. Electronic copies of the proxy materials will be available at www.canopygrowth.com/investors/investor-events/annual-general-and-special-meeting-2020. In addition, Shareholders will be able to request copies of the Company’s interim financial statements and related and the management’s discussion and analysis (“MD&A”). These interim financial statements and related MD&A, as well as the audited consolidated financial statements of the Company for the financial years ended March 31, 2020 and 2019 and the related MD&A, will be available on the Company’s website at www.canopygrowth.com/investors/financials/. All of the above-noted materials is available under the Company’s profile on SEDAR at www.sedar.com. Shareholders are reminded to review these online materials when voting. Electronic copies of the proxy materials in connection with the Meeting will be available on the Company’s website for a period of one year.

Shareholders may request to receive paper copies of the proxy materials in connection with the Meeting at www.proxyvote.com, or by calling 1-877-907-7643 and entering the provided 16-digit control number, or obtain further information about notice-and-access by calling the toll-free number 1-855-887-2244, or, by email at noticeandaccess@broadridge.com. In order for Shareholders to receive the paper copies of the proxy materials in advance of any deadline for the submission of voting instructions and the date of the Meeting, it is recommended to request materials using one of the methods above as soon as possible but not later than September 10, 2020.

The Notice of Internet Availability also explains how you may request that we send future proxy materials to you by e-mail or in printed form by mail. If you choose the e-mail option, you will receive an e-mail next year with links to those materials and to the proxy voting website. We encourage you to choose this e-mail option, which will allow us to provide you with the information you need in a timelier manner, will save us the cost of printing and mailing documents to you and will conserve natural resources. Your election to receive proxy materials by e-mail or in printed form by mail will remain in effect until you terminate it.

If you are a non-registered Shareholder, you will not receive a Notice of Internet Availability directly from us, but your Intermediary (as defined below) will forward you a notice with instructions on accessing our proxy materials and directing that organization how to vote your Shares, as well as other options that may be available to you for receiving our proxy materials.

Solicitation of Proxies

This Proxy Statement is furnished in connection with the solicitation of proxies by the management of the Company for use at the Meeting, to be held on September 21, 2020, at the time and place and for the purposes set forth in the accompanying Notice of Meeting. It is expected that the solicitation will primarily be by mail. Proxies may also be solicited personally or by telephone by regular employees of and by agents engaged by the Company at nominal cost. The cost of solicitation will be borne by the Company. Except as otherwise stated, the information contained herein is given as of the Record Date.

Persons Who May Vote at the Meeting

If you are a registered Shareholder as of the Record Date, you are entitled to attend the Meeting and cast a vote for Shares registered in your name to approve the matters described in the Notice of Meeting. If you are a registered Shareholder but do not wish to, or cannot, attend the Meeting you can appoint someone who will attend the Meeting and act as your proxyholder to vote in accordance with your instructions. If your Shares are registered in the name of a broker, bank, trust company, investment dealer or other financial institution (each, an “Intermediary”) you should refer to the section entitled “Non-Registered Shareholders” set out below.

Voting by Registered Shareholders

As a registered Shareholder you can vote your Shares in the following ways:

Internet:	Go to www.proxyvote.com. Enter the 16-digit control number printed on the proxy card and follow the instructions on screen.

Phone:	Call 1-800-474-7493 and follow the instructions. You will need to enter your 16-digit control number. Follow the interactive voice recording instructions to submit your vote.

Mail:	Enter voting instructions, sign the proxy card and return the proxy card in the prepaid envelope provided.

At the Meeting:
Registered Shareholders and duly appointed proxy holders can vote at the appropriate times by completing a ballot online during the Meeting. We anticipate that once voting has opened during the Meeting the resolutions and voting choices will be displayed and you will be able to vote by selecting your voting direction from the options shown on the screen. You must click submit for your vote to be counted.

If you have any questions regarding this notice or the Meeting, please contact Broadridge Investor Communications Corporation via email at proxy.request@broadridge.com.

Appointing a Proxyholder

The persons named in the enclosed proxy card are directors or officers of Canopy designated by management of Canopy. A registered Shareholder has the right to appoint as proxyholder a person or company (who need not be a Shareholder) other than the persons already named by management of the Company in the enclosed proxy card to attend and act on such registered Shareholder’s behalf at the Meeting. Such right may be exercised by inserting the name of the chosen proxyholder and providing a unique appointee identification number for their appointee to access the Meeting, either online at www.proxyvote.com using the 16-digit control number provided, or, using the proxy card and returning the completed form in the pre-addressed return envelope provided for that purpose, to Broadridge no later than 10:00 a.m. on September 17, 2020. You must provide your appointee with the exact name and eight-character appointee identification number to access the Meeting. Appointees can only be validated at the virtual Meeting using the exact name and eight-character appointee identification number you enter.

If you do not create an eight-character appointee identification number, your appointee will not be able to access the Meeting.

Instructing your Proxy and Exercise of Discretion by your Proxy

You may indicate on your form of proxy how you wish your proxyholder to vote your Shares. To do this, simply mark the appropriate boxes on the form of proxy. If you do this, your proxyholder must vote your Shares in accordance with the instructions you have given.

If you sign your proxy card but do not give any instructions as to how to vote on a particular issue to be decided at the Meeting, your proxyholder can vote your Shares as he or she thinks fit. If you have appointed the persons designated in the form of proxy as your proxyholder they will, unless you give contrary instructions, vote in accordance with the Board’s recommendations. The Board recommends that Shareholders vote as follows:

1.	“FOR” the election of each of the seven director Nominees (as defined below) named in this Proxy Statement (the “Director Election Proposal”);

2.
“FOR” the re-appointment of KPMG LLP, Chartered Professional Accountants (“KPMG”), as the Company’s independent registered public accounting firm for fiscal year 2021 and to authorize the Board to fix KPMG’s remuneration (the “KPMG Re-Appointment Proposal”);

3.
“FOR” the approval of certain amendments to the Omnibus Incentive Plan (as defined below) and all unallocated Awards (as defined below) issuable under the Omnibus Incentive Plan as described in this Proxy Statement (the “Omnibus Incentive Plan Proposal”);

4.	“FOR” the approval of certain amendments to the ESPP (as defined below) as described in this Proxy Statement (the “ESPP Proposal”);

5.	“FOR” the adoption of an advisory (non-binding) resolution approving the compensation of our NEOs (as defined below) as described in this Proxy Statement (the “Say-on-Pay Proposal”); and

6.	“FOR” the option of having future “say-on-pay” votes every “one year” as described in this Proxy Statement (the “Say-on-Frequency Proposal”).

Further details about these matters are set out in this Proxy Statement. The enclosed form of proxy gives the persons named on it the authority to use their discretion in voting on amendments or variations to matters identified on the Notice of Meeting. At the time of printing this Proxy Statement, management of the Company is not aware of any other matter to be presented for action at the Meeting. If, however, other matters do properly come before the Meeting, the persons named on the enclosed form of proxy will vote on them in accordance with their best judgment, pursuant to the discretionary authority conferred by the form of proxy with respect to such matters.

Revoking your Proxy

If you want to revoke your proxy after you have delivered it, you can do so at any time before the proxy cut-off. You may do this by (a) attending the Meeting and voting if you were a registered Shareholder at the Record Date; (b) signing and delivering a proxy bearing a later date; (c) signing a written statement which indicates, clearly, that you want to revoke your proxy and delivering this signed written statement to the registered office of the Company at 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8, Attention: Chief Legal Officer; or (d) in any other manner permitted by law.

Your proxy will only be revoked if a revocation is received by 4:00 p.m. (Toronto time) on the last business day before the day of the Meeting, or any adjournment or postponement thereof, or delivered to the Chair of the Meeting before it commences. If you revoke your proxy and do not replace it with another that is deposited with the Company before the deadline, you can still vote your Shares, but to do so you must attend the Meeting.

Non-Registered Shareholders

The information set forth in this section is of significant importance to Shareholders who do not hold Shares in their own name (“non-registered Shareholders”). If your Shares are not registered in your own name, they will be held in the name of an Intermediary, usually a bank, trust company, securities dealer or other financial institution and, as such, your Intermediary will be the entity legally entitled to vote your Shares and must seek your instructions as to how to vote your Shares.

Intermediaries are required to seek voting instructions from non-registered Shareholders in advance of shareholder meetings. Every Intermediary has its own mailing procedures and provides its own return voting instructions, which should be carefully followed by non-registered Shareholders to ensure that their Shares are voted at the Meeting. Often, the form of proxy supplied to a non-registered Shareholder by its Intermediary is identical to the form of proxy provided by the Company to the Intermediaries. However, its purpose is limited to instructing the Intermediary on how to vote on behalf of the non-registered Shareholder. The majority of Intermediaries now delegate responsibility for obtaining instructions on how to vote from clients to Broadridge Investor Communications Corporation (“Broadridge”). Broadridge typically mails the VIF to the non-registered Shareholders and asks the non-registered Shareholders to return the VIF to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. A non-registered Shareholder receiving a VIF from Broadridge cannot use that VIF to vote Shares directly at the Meeting. The VIF must be returned to Broadridge or the Intermediary well in advance of the Meeting to have the Shares voted. A non-registered Shareholder may revoke a VIF or a waiver of the right to receive proxy materials and to vote which has been given to their Intermediary at any time by written notice to the Intermediary, provided that the Intermediary is not required to act on a revocation of a VIF or of a waiver of the right to receive proxy materials and to vote, which is not received by the Intermediary at least seven days prior to the Meeting. If you have any questions regarding the voting of Shares held through a broker or other Intermediary, please contact the broker or other Intermediary for assistance.

In accordance with the requirements of NI 54-101 and SEC Rule 14a-16, the Company is using notice-and-access to send proxy-related materials for use in connection with the Meeting to non-registered Shareholders using the “indirect” sending procedures set out in NI 54-101 and SEC Rule 14a-16. Accordingly, the Company has distributed copies of the Notice of Internet Availability or, if a non-registered Shareholder has so requested, proxy materials, in connection with the Meeting to Broadridge to deliver, on behalf of the Intermediaries, to each non-registered Shareholder. The Company intends to pay for Intermediaries to deliver the proxy-related materials to objecting and non-objecting non-registered Shareholders.

If you are a non-registered Shareholder and wish to appoint someone as your proxyholder, including yourself, to participate in the Meeting, please follow the instructions below under “Participation at the Meeting”.

Voting by Non-Registered Shareholders

As a non-registered Shareholder, you can vote your Shares in the following ways:

Internet:	Go to www.proxyvote.com. Enter the 16-digit control number printed on the Notice of Internet Availability or VIF and follow the instructions on screen.

Phone:	Call 1-800-474-7493 and follow the instructions. You will need to enter your 16-digit control number. Follow the interactive voice recording instructions to submit your vote.

Mail:	Enter your voting instructions, sign and date the VIF, and return the completed VIF in the enclosed postage paid envelope.

If you have any questions regarding this notice or the Meeting, please contact Broadridge Investor Communications Corporation via email at proxy.request@broadridge.com.

Broker Non-Votes

A “broker non-vote” occurs when a broker who holds its customer’s Shares in the name of a brokerage submits proxies for such Shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when brokers have not received any voting instructions from their customers. Without specific instructions, Canadian brokers are prohibited from voting their customers’ Shares.

Without specific instructions, US brokers, as the holders of record, are permitted to vote their customers’ Shares on “routine” matters only, but not on other matters. The only proposal that constitutes a “routine” matter on which US brokers will have discretion to vote is the KPMG Re-Appointment Proposal.

Participation at the Meeting

The Company is holding the Meeting in a virtual only format, which will be conducted via live audio webcast online at www.virtualshareholdermeeting.com/WEED2020. Shareholders will not be able to attend the Meeting in person. Participating in the Meeting online enables registered Shareholders and duly appointed proxyholders, including non-registered Shareholders who have duly appointed themselves as proxyholder, to ask questions and vote, all in real time. Registered Shareholders and duly appointed proxyholders can vote at the appropriate times during the Meeting. Non-registered Shareholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting, listen and ask questions but will not be able to vote. Guests are able to listen to the Meeting but are not able to ask questions or vote at the Meeting.

To log in to the Meeting online visit www.virtualshareholdermeeting.com/WEED2020 on your smart phone, tablet or computer and check-in using the control number included either on your proxy card or VIF, as applicable. You should ensure you have a strong, preferably high-speed, internet connection wherever you intend to participate in the Meeting. The Meeting will begin promptly at 10:00 a.m. on September 21, 2020; however, we recommend that you access the Meeting site at least 30 minutes before the Meeting starts and test your compatibility using the “Click Here” prompt and if necessary upgrade the media player on your device. You will be able to log in 15 minutes before the Meeting starts. To log in, click on one of the following choices:

•	“Shareholders” - enter the 16-digit control number located on your form of proxy or VIF. Only registered Shareholders will be entitled to vote at the Meeting; or

•	“Proxyholders / Appointees” - follow the instructions including entering the appointee name and appointee identification number exactly as it was provided by the Shareholder and click on “Submit”; or

•	“Guests” and then complete the online form. Guests may attend the meeting but will not be able to ask questions.

When successfully authenticated, the information screen will be displayed. You can view information about the Company, ask questions, vote (where applicable) and listen to the webcast.

Even if you plan to attend the Meeting, we recommend that you vote in advance, so that your vote will be counted if you later decide not to attend the Meeting. If you wish to attend and vote at the Meeting, please log-on to the virtual Meeting in advance to ensure that your vote will be counted.

How to Vote Your Shares at the Meeting if You are a Non-Registered Shareholder not Resident in the United States

If you are a non-registered Shareholder and you wish to vote your Shares during the Meeting by online ballot through the live webcast platform, you should take these steps:

1.
Insert your name and an eight-character appointee identification number located on the VIF provided by your Intermediary either online at www.proxyvote.com using the 16-digit control number provided or inserting your name in the space provided on the VIF and returning the completed form in the pre-addressed return envelope provided for that purpose to Broadridge no later than 10:00 a.m. on September 17, 2020. You must use the exact name and eight-character appointee identification number to access the Meeting. As an appointee you can only be validated at the Meeting using the exact name and eight-character appointee identification number you enter.

2.	If you do not create an eight-character appointee identification number, your appointee will not be able to access the Meeting.

3.	By doing so, you are instructing your Intermediary to appoint you as proxyholder. Do not otherwise complete the form, as you will be voting at the Meeting.

How to Vote at the Meeting If You Are a Non-Registered Shareholder Resident in the United States

If you are a non-registered Shareholder resident in the United States and wish to vote at the Meeting or, if permitted, appoint a third party as your proxyholder, you must obtain a valid legal proxy from your Intermediary. Follow the instructions from your Intermediary or contact your Intermediary to request a proxy card if you have not received one.

Submitting Questions during the Meeting

We expect to hold, to the extent feasible and practical, a live question and answer session in connection with the Meeting. Registered Shareholders, duly appointed proxyholders and non-registered Shareholders will be able to submit questions for the question and answer session. Questions can be submitted only during the Meeting in writing through the live webcast at www.virtualshareholdermeeting.com/WEED2020 after logging-in and typing your question into the “Ask a Question” field, and clicking “Submit”.

We intend to answer properly submitted questions that are pertinent to the Company and Meeting matters, as time permits. Questions sent will be moderated before being sent to the Chair of the Meeting. The Company reserves the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to Meeting matters or that are otherwise inappropriate.

Technical Assistance

If you encounter any technical difficulties accessing the virtual Meeting during the check-in or the Meeting, please call the phone number provided on the website.

Vote Counting

A representative of Broadridge will act as scrutineer at the Meeting and will count the votes.

Quorum

A quorum at meetings of Shareholders consists of two persons present in person, each being a Shareholder entitled to vote thereat, or a duly appointed proxy or proxyholder for an absent Shareholder so entitled.

Shareholder Approval

The following describes the vote required to elect directors and to adopt each other proposal, and the manner in which votes will be counted:

1.
Directors Election Proposal. You may select “For” or “Withhold” with respect to each Nominee for director under the Director Election Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of each Nominee for director under the Director Election Proposal . Pursuant to the Company’s majority voting policy (the “Majority Voting Policy”), if a director nominee receives more “withhold” votes than “for” votes at an uncontested meeting of Shareholders, then such nominee must immediately tender his or her resignation for consideration by the Corporate Governance, Compensation and Nominating Committee (the “CGCN Committee”). The CGCN Committee will consider the director nominee’s offer to resign and will make a recommendation to the Board to accept the resignation unless exceptional circumstances exist that would warrant the applicable director continuing to serve on the Board. Within 90 days of the date of the relevant meeting of Shareholders, upon considering the CGCN Committee’s recommendation, the Board will accept the director’s offer to resign unless exceptional circumstances exist that warrant the director remaining on the Board. The resignation will be effective when accepted by the Board. A news release will be issued promptly to announce the decision that is reached by the Board and if the Board chooses to not accept a director’s offer to resign, the news release will fully describe the reasons for that decision. No director that is required to tender his or her resignation pursuant to the “majority voting” policy will participate in the deliberations or recommendations of the CGCN Committee or the Board with respect to the director’s offer to resign. The Board may fill any vacancy resulting from a resignation pursuant to the “majority voting” policy in accordance with Canopy’s by-laws and articles and applicable corporate laws. A copy of the majority voting policy is available on Canopy’s website at www.canopygrowth.com/investors/governance/articles-bylaws-policies. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

2.
KPMG Re-Appointment Proposal. You may select “For” or “Withhold” with respect to the KPMG Re-Appointment Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the KPMG Re-Appointment Proposal. US brokers have discretion to vote on this proposal. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

3.
Omnibus Incentive Plan Proposal. You may select “For”, “Against” or “Abstain” with respect to the Omnibus Incentive Plan Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the Omnibus Incentive Plan Proposal. Broker non-votes will have no effect on the outcome of the voting on this proposal. Abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal for purposes of the TSX shareholder approval rules. However, the NYSE treats abstentions as votes cast. Accordingly, for purposes of the NYSE shareholder approval rules, an abstention will be counted as a vote against this proposal.

4.
ESPP Proposal. You may select “For”, “Against” or “Abstain” with respect to the ESPP Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the ESPP Proposal. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

5.
Say-on-Pay Proposal. You may select “For”, “Against” or “Abstain” with respect to the Say-on-Pay Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval, on an advisory basis, of the Say-on-Pay Proposal. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

6.
Say-on-Frequency Proposal. You may select “One Year”, “Two Years,” “Three Years” or “Abstain” with respect to the Say-on-Frequency Proposal. You are not voting to approve or disapprove the Board’s recommendation on the Say-on-Frequency Proposal. The selection that receives the greatest number of votes cast at the Meeting will be deemed to have received the recommendation of the Shareholders and the vote will not be binding on the Board. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

Voting Securities and Principal Shareholders

The authorized share capital of the Company consists of an unlimited number of Shares. Each Shareholder is entitled to one vote for each Share held by such holder. As of the Record Date, 371,186,482 Shares were issued and outstanding.

There are no special rights or restrictions attached to the Shares. The Shares rank equally as to all benefits which might accrue to the holders thereof, including the right to receive dividends out of monies of the Company properly applicable to the payment of dividends if and when declared by the Board and to participate rateably in the remaining assets of the Company in any distribution on a dissolution or winding-up. Shareholders do not have cumulative voting rights with respect to the election of directors.

Any Shareholder of record at the close of business on the Record Date who either attends the Meeting or who has completed and delivered a proxy in the manner specified, subject to the provisions described above, will be entitled to vote or to have such Shareholder’s Shares voted at the Meeting.

As of the Record Date, to the knowledge of the directors and executive officers of the Company, no person or entity beneficially owns, or controls or directs, directly or indirectly, voting securities of the Company carrying 10% or more of the voting rights attached to the Shares, other than Constellation Brands, Inc. (“CBI”) and its affiliates (together, the “CBI Group”) through CBI’s wholly-owned subsidiaries CBG Holdings LLC (“CBG”) and Greenstar Canada Investment Limited Partnership (“Greenstar” and together with CBG, the “CBG Group”) as set forth in the table below:

Name of Shareholder	Number of Shares Held	Percentage of Shares Outstanding(1)
CBG Group(2)	142,253,802	38.3%

Notes:
(1)	Based on 371,186,482 Shares issued and outstanding as of the Record Date.
(2)	Includes 37,753,802 Shares held by Greenstar and 104,500,000 Shares held by CBG.

Securityholder Agreements

The Company entered into the second amended and restated investor rights agreement (the “Investor Rights Agreement”) dated April 18, 2019 with the CBG Group. A copy of the Investor Rights Agreement has been filed on the SEC’s website at www.sec.gov and under the Company’s profile on SEDAR at www.sedar.com.

INTEREST OF CERTAIN PERSON IN MATTERS TO BE ACTED UPON

No person or company who is, or at any time since the beginning of the Company’s financial year ended March 31, 2020 was, a director or executive officer of the Company, and no person who is a proposed management Nominee for election as a director of the Company, or an associate or affiliate of any such director, executive officer or proposed Nominee, has any material interest, direct or indirect, by way of beneficial ownership or otherwise, in matters to be acted upon at the Meeting other than the Director Election Proposal, the Omnibus Incentive Plan Proposal as such persons are entitled to participate in the Omnibus Incentive Plan and the ESPP Proposal as such persons are entitled to participate in the ESPP.

PRESENTATION OF FINANCIAL STATEMENTS

The Company’s audited consolidated financial statements as at March 31, 2020 and 2019 and for each of the years in the three-year period ended March 31, 2020, together with the auditor’s report thereon, will be placed before the Shareholders at the Meeting. The Company’s audited consolidated financial statements of the Company as at March 31, 2020 and 2019 and for each of the years in the three-year period ended March 31, 2020 and related MD&A included in our 2020 Annual Report filed with the SEC and applicable Canadian securities regulators on June 1, 2020 are also available on the Company’s website at www.canopygrowth.com.

PROPOSAL NO. 1 – DIRECTOR ELECTION PROPOSAL

Board of Directors

The Company currently has six directors and the Board has nominated seven nominees (the “Nominees”) to be elected at the Meeting, whose names are set forth below. Six of the Nominees are currently directors of the Company and have been nominated by the Board for re-election as directors at the Meeting. Jim Sabia, who currently serves as a Board observer, is standing for election as a director of the Company for the first time. All of the Nominees have been directors since the dates indicated below and each director elected at the Meeting will hold office until the next annual general meeting of Shareholders or until his or her successor is duly elected or appointed. Information about each nominated director can be found in the “Nominees for Election as Directors at the Meeting” section below.

Pursuant to the Investor Rights Agreement, CBG is entitled to, among other things, nominate four members of the Board (each a “CBG Group Nominee”) for so long as the CBG Group continues to hold at least the Target Number of Shares (as defined in the Investor Rights Agreement). The CBG Group Nominees include Messrs. William Newlands, Jim Sabia, Robert Hanson and Ms. Judy Schmeling.

Nominees for Election as Directors at the Meeting

The table below sets forth certain information regarding the Nominees (all ages are as of the Record Date). Additional biographical information on each of the Nominees is included below under the section entitled “Directors and Executive Officers.” If a Nominee is listed as “Independent” in the table below, that Nominee meets the requirements for independence under both Section 303A.02 of the New York Stock Exchange Listed Company Manual (the “NYSE Listed Company Manual”) and National Instrument 52-110 – Audit Committees (“NI 52-110”).

Judy A. Schmeling Tampa, Florida, United States Independent Director Since November 1, 2018
Judy A. Schmeling currently serves as the Chair of the Board of Canopy and is also the Chair of the Audit Committee. Ms. Schmeling also serves on the Board of Directors of CBI and serves on the Governance and Nominating Committee and is the Chairperson of the Audit Committee of the CBI Board of Directors. Ms. Schmeling serves on the Board of Directors of Casey’s General Stores, a Fortune 500 company that operates more than 2,000 convenience stores in 16 Midwestern states, where she serves on the Audit Committee and is Chairperson of the Nominating and Governance Committee. Ms. Schmeling most recently served as an Executive Officer of HSN, Inc., a publicly held retail and media company. From 2016 to 2017, she held dual roles as President of Cornerstone Brands, Inc. and Chief Operating Officer of HSN, Inc. From 2013 until 2016, Ms. Schmeling held the dual roles of Chief Operating Officer and Chief Financial Officer of HSN, Inc. Ms. Schmeling helped to take the company public in 2008 and served as the Chief Financial Officer until 2016. Prior to that, she held positions of increasing responsibility since joining the company in 1994. Prior to joining HSN, Ms. Schmeling was Managing Director of Tunstall Consulting, Inc., a corporate financial planning firm, from 1986 to 1994. Ms. Schmeling began her career at Deloitte & Touche, an international public accounting firm, where she held various positions of increasing responsibility from 1982 to 1986. A native Floridian, Ms. Schmeling earned her Bachelor of Science in accounting from Florida State University. She was inducted into the FSU College of Business Hall of Fame in September 2018 and was the Commencement Speaker for the Winter 2017 graduates. She recently joined the board of the South Florida Chapter of the National Association of Corporate Directors. She previously served on the Advisory Board for FM Global. Ms. Schmeling has been a chief operating officer of a public company and brings to the Board consumer, retail and digital experience. She has extensive operations and financial experience including oversight of corporate strategy, supply chain, information technology, finance and accounting and investor relations.

Committee Memberships
Audit Committee
	Attendance in Fiscal 2020	Other Public Company Directorships
	Board: 24/24	Constellation Brands, Inc.
	Audit: 5/5	Casey’s General Stores, Inc.
Equity Ownership
	Shares	RSUs	Options	Total
	N/A	10,544	N/A	10,544

David Klein Honeoye Falls, New York, United States Non-Independent Director Since November 1, 2018
David Klein is the Chief Executive Officer of Canopy. He joined Canopy in January 2020 from CBI where he was Executive Vice President and Chief Financial Officer of CBI where he was responsible for corporate strategy, all aspects of finance and accounting, investor relations, mergers and acquisitions, information technology and Constellation Ventures. Mr. Klein joined CBI in 2004 as Vice President of Business Development. He also held roles as Chief Financial Officer of Constellation Europe; SVP, Treasurer & Controller; and Chief Financial Officer of the Beer Division. Before joining CBI, Mr. Klein held the Chief Financial Officer role at Montana Mills, where he led the transformation from private to public company and the subsequent sale of Montana Mills to Krispy Kreme. Mr. Klein also held the Chief Financial Officer role at NetSetGo, an internet and network services startup that won several business and technical awards. Prior to these entrepreneurial positions, Mr. Klein served as the Director of Mergers & Acquisitions at Xerox Corporation and as Director of Finance & Accounting for Harris Corporation. Mr. Klein brings to the Board a wealth of experience in, among other things, finance, corporate strategy, mergers and acquisitions, international business and the retail and consumer products industries.

Committee Memberships
None
	Attendance in Fiscal 2020	Other Public Company Directorships
	Board: 23/24	None
Equity Ownership
	Shares	RSUs	Options	Total
	N/A	350,527	1,801,611	2,152,138

Robert L. Hanson San Francisco, California, United States Independent Director Since November 1, 2018
Robert L. Hanson is the Executive Vice President and President of the Wine + Spirits Division of CBI. Mr. Hanson oversees global sales, marketing and operations functions for the Wine + Spirits Division across the US, New Zealand and emerging markets. Mr. Hanson previously served as a member of CBI’s Board of Directors from 2013 to 2019 prior to his appointment as President of the Wine & Spirits division. Before joining CBI, Mr. Hanson served as Chief Executive Officer of John Hardy Global Limited, a luxury jewelry brand, from 2014 to 2019, where he helped evolve the company’s strategy by strengthening its presence in the US market, developing a line of distinctive artisan-crafted luxury products that resonate with today’s high-end jewelry customers, and launching differentiated marketing campaigns and influencer programs that helped extend the brand’s reach and foster meaningful connections with new customers. Mr. Hanson has held several senior management roles throughout his career at leading consumer packaged goods (“CPG”) companies, including serving as Chief Executive Officer at American Eagle Outfitters, a leading global specialty retailer of clothing, accessories and personal care products, and Global Brand President at Levi Strauss & Co. Mr. Hanson brings to the Board extensive management and international retail experience as well as significant corporate governance and public company board experience.

Committee Memberships
CGCN Committee
	Attendance in Fiscal 2020	Other Public Company Directorships
	Board: 24/24	None
CGCN: 9/9
Equity Ownership
	Shares	RSUs	Options	Total
	3,367	N/A	N/A	3,367

David Lazzarato Toronto, Ontario, Canada Independent Director Since March 31, 2020
David Lazzarato serves as a member of Canopy’s Board and is also a member of the CGCN Committee and the Audit Committee. Mr. Lazzarato’s career includes senior executive positions, including serving as Chief Financial Officer of Alliance Atlantis Communications, Inc., Executive Vice President and Chief Financial Officer of Allstream Inc. (formerly AT&T Canada Inc.), Chief Corporate Officer of MTS Allstream Inc., Senior Vice President of Finance of Bell Canada and CAE, and Chief Executive Officer of Craig Wireless Systems. He also has extensive board of director experience and currently serves on the board of directors of Flutter Entertainment Plc (a FTSE 100 company) and is a member of their Audit and Risk Committees. Mr. Lazzarato holds a bachelor of commerce degree, is a Chartered Professional Accountant, having received the FCPA designation from CPA Ontario, and received his ICD.D certification from the Institute of Corporate Directors. Mr. Lazzarato brings to the Board a demonstrated commercial and financial acumen to assist businesses going through pivotal inflection points.

Committee Memberships
Audit Committee
CGCN Committee
	Attendance in Fiscal 2020(1)	Other Public Company Directorships
	Board: 0/0	Flutter Entertainment plc
Audit: 0/0
CGCN: 0/0
Equity Ownership
	Shares	RSUs	Options	Total
	N/A	7,306	N/A	7,306

William Newlands Chicago, Illinois, United States Independent Director Since November 1, 2018
William Newlands is the President and Chief Executive Officer of CBI. Mr. Newlands is responsible for providing strategic leadership and working with the Board of Directors of CBI to establish long-range goals, strategies, plans and policies. He leads the executive management committee and is a member of the Board of Directors of CBI. Mr. Newlands joined CBI in 2015 as Chief Growth Officer. In 2016, his role expanded to include leadership of the Wine + Spirits Division. In 2017 he became CBI’s Chief Operating Officer and in 2018 his role expanded to include President. Mr. Newlands became Chief Executive Officer of CBI in March 2019. Mr. Newlands previously served as President, North America at Beam, Inc. Under his leadership, Beam became one of the fastest-growing companies in its category. Previous appointments include President, Beam Spirits US (2008-2010); President, Beam Wine Estates (2005-2007); President and of Chief Executive Officer, Allied Domecq Wines USA (2002-2005); Chief Executive Officer and director, wine.com (1999-2001); Managing Director, US and Global Marketing Officer, LVMH Chandon Estates (1996 – 1999). Mr. Newlands has served as a director and member of the Audit Committee of Hormel Foods Corporation (NYSE: HRL), a global branded food company, since November 2018. Mr. Newlands brings to the Board operational leadership experience gained through holding a variety of senior management roles within the beverage alcohol industry. He also contributes insights about consumer product marketing and international business.

Committee Memberships
None
	Attendance in Fiscal 2020	Other Public Company Directorships
	Board: 22/24	Constellation Brands, Inc.
Hormel Foods Corporation
Equity Ownership
	Shares	RSUs	Options	Total
	N/A	N/A	N/A	N/A

Jim Sabia Northfield, Illinois, United States Independent Not Currently a Director(2)
Jim Sabia currently serves on the Board in an observer capacity. Since 2009, Mr. Sabia has served as Executive Vice President and Chief Marketing Officer at CBI, where he is responsible for leading the marketing strategy across CBI’s diversified beverage alcohol portfolio, and also serves as a member of the executive management committee of CBI. Mr. Sabia previously served as Vice President of Marketing + Media at Molson Coors Brewing Company. Mr. Sabia brings significant retail, marketing and management experience to the Board.

Committee Memberships
None
	Attendance in Fiscal 2020	Other Public Company Directorships
	N/A	None
Equity Ownership
	Shares	RSUs	Options	Total
	1,500	N/A	N/A	1,500

Theresa Yanofsky Westmount, Quebec, Canada Independent Director Since March 31, 2020
Theresa Yanofsky currently serves as chair of the CGCN Committee as well as a member of the Audit Committee. Ms. Yanofsky has extensive experience working with big-name retailers and is respected for her strategic leadership and disciplined approach to driving revenue. She most recently served as the Senior Vice-President, General Manager of Sephora Canada from October 2015 to March 2020. Prior to joining Sephora, Ms. Yanofsky worked at L Brands where she was the country manager for Bath & Body Works Canada. Since August 2019, Ms. Yanofsky has served as a member of the board of directors of Reitmans (Canada) Limited (“Reitmans”), a Canadian based retailer listed on the Toronto Stock Exchange (the “TSX”). She brings to the Board over 30 years of experience working with rapidly growing big-name global retailers as well as significant senior management and public company board and corporate governance experience.

Committee Memberships
Audit Committee
CGCN Committee

Attendance in Fiscal 2020(1)	Other Public Company Directorships
Board: 0/0	Goodfood Market Corp.
Audit: 0/0	Reitmans (Canada) Limited
CGCN: 0/0
Equity Ownership
Shares	RSUs	Options	Total
N/A	7,306	N/A	7,306
Notes:
(1)
Mr. Lazzarato and Ms. Yanofsky were appointed as directors of the Company on March 31, 2020. During Fiscal 2020 (as defined below), following the appointment of Mr. Lazzarato and Ms. Yanofsky, there were no meetings of the Board, no meetings of the Audit Committee and no meetings of the CGCN Committee.

(2)	Mr. Sabia was appointed as a Board observer on January 21, 2020.

In considering the Nominees’ individual experience, qualifications, attributes, skills and past Board participation, the Board has concluded that when considered all together, the appropriate experience, qualifications, attributes, skills and participation are represented for the Board as a whole and for each of the Board’s committees.

There are no family relationships among any directors and executive officers. Each Nominee has indicated a willingness to serve and has consented to being named in this Proxy Statement, and the Board has no reason to believe that any of the Nominees will not be available for election.

Required Vote

You may select “For” or “Withhold” with respect to each Nominee for director under the Director Election Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of each Nominee under the Director Election Proposal.

The Board’s Majority Voting Policy requires that, if a director nominee receives more “withhold” votes than “for” votes at an uncontested meeting of Shareholders, then such nominee must immediately tender his or her resignation for consideration by CGCN Committee. The CGCN Committee will consider the director nominee’s offer to resign and will make a recommendation to the Board to accept the resignation unless exceptional circumstances exist that would warrant the applicable director continuing to serve on the Board. Within 90 days of the date of the relevant meeting of Shareholders, upon considering the CGCN Committee’s recommendation, the Board will accept the director’s offer to resign unless exceptional circumstances exist that warrant the director remaining on the Board. The resignation will be effective when accepted by the Board. A news release will be issued promptly to announce the decision that is reached by the Board and if the Board chooses to not accept a director’s offer to resign, the news release will fully describe the reasons for that decision. No director that is required to tender his or her resignation pursuant to the “majority voting” policy will participate in the deliberations or recommendations of the CGCN Committee or the Board with respect to the director’s offer to resign. The Board may fill any vacancy resulting from a resignation pursuant to the “majority voting” policy in accordance with Canopy’s by-laws and articles and applicable corporate laws. A copy of the majority voting policy is available on Canopy’s website at www.canopygrowth.com/investors/governance/articles-bylaws-policies.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE. Unless otherwise instructed, the persons designated in the enclosed proxy card intend to vote “FOR” each Nominee. Management does not contemplate that any of the Nominees will be unable to serve as directors; however, if, for any reason at the time of the Meeting, any of the Nominees are unable to serve, and unless otherwise instructed, the persons designated in the enclosed proxy card may vote in their discretion for any substitute nominee(s).

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding each director, Nominee and executive officer of the Company (all ages are as of the Record Date).

Name	Age	Position
Judy A. Schmeling	60	Chair of the Board, Director, Chair of the Audit Committee
David Klein	56	Board Member, Chief Executive Officer
Robert L. Hanson	57	Director, Member of the Corporate Governance, Compensation & Nominating Committee
David Lazzarato	64	Director, Member of the Audit Committee and the Corporate Governance, Compensation & Nominating Committee
William Newlands	61	Director
Jim Sabia	59	Board Observer, Nominee
Theresa Yanofsky	63	Director, Chair of the Corporate Governance, Compensation & Nominating Committee, Member of the Audit Committee
Mike Lee	47	Executive Vice President and Chief Financial Officer
Rade Kovacevic	34	President & Chief Product Officer
Phil Shaer	46	Chief Legal Officer
Thomas Shipley	31	Senior Vice President and Chief Science Officer
Thomas Stewart	38	Vice President and Chief Accounting Officer

A brief biography of each person who serves as a director of Canopy is included above under “Proposal No. 1 – Director Election Proposal” and a brief biography for each executive officer of Canopy is set forth below:

Mike Lee joined Canopy in February 2019 and became CFO in June of 2019. As CFO, Mr. Lee is responsible for finance, audit, technology, corporate development, and investor relations. Prior to joining Canopy, Mr. Lee held previous roles with companies such as E&J Gallo Winery and PepsiCo where he served in a variety of commercially oriented finance roles supporting commercial/operating teams to deliver on its strategic imperatives. Mr. Lee held various positions at CBI from August 2013 until February 2019, most recently serving as CFO of the Wine & Spirits division and head of business transformation. Since joining Canopy, Mr. Lee has helped to build enhanced capabilities across his organization, helping to improve financial reporting and analysis, accelerating the accounting close, improving the Company’s control environment, while also leading a conversion to US GAAP reporting and the Company’s first year of compliance with the Sarbanes-Oxley Act. Mr. Lee serves as a board member of Canopy Rivers (as defined below), a publicly traded venture capital firm. Mr. Lee holds a bachelor’s degree in Accounting from California State University and an MBA from the University of Michigan graduating with honors from both universities. Mr. Lee is a Certified Public Accountant in the state of California.

Rade Kovacevic serves as President & Chief Product Officer of Canopy. Mr. Kovacevic has a history of being able to bring key stakeholders together on marijuana policy, as a Co-Founder and former President of the Canadian Association of Medical Cannabis Dispensaries (now the Association of Canadian Cannabis Retailers) and a Co-Founder and former Advocacy Committee Chair of the Canadian Medical Cannabis Industry Association (now the Cannabis Council of Canada). Mr. Kovacevic has long been active in his local business community with the Guelph Young Professionals Network, Guelph Chamber of Commerce, Toronto Board of Trade, Ontario Chamber of Commerce, and Ontario Economic Summit having worked to develop policy to ensure Canada continues to be a supportive environment for both business and its citizens. Mr. Kovacevic focused on Management Economics and Industry Finance while completing his Bachelor of Arts degree at the University of Guelph. Prior to his role with Canopy, Mr. Kovacevic was the Vice President of Business Development with MedCannAccess from March 2013 until September 2015 prior to its acquisition by Tweed Inc. in October 2015 and the Head of Business Development and Customer Experience for Tweed Inc. from July 2015 until August 2016. Since August 2016, Mr. Kovacevic has filled increasingly senior positions with Canopy, most recently as President since July 2019 and President & Chief Product Officer since June 2020.

Phil Shaer serves as Chief Legal Officer of Canopy, where he is responsible for Canopy’s reporting obligations as a publicly traded TSX and New York Stock Exchange (“NYSE”) listed company as well as all the Company’s other legal needs. Mr. Shaer joined Canopy in March 2016 after almost a decade as General Counsel at Conversant Intellectual Property Management Inc. (formerly MOSAID Technologies Inc.), where he implemented key changes to its equity and shareholder rights plans, and to its corporate governance practices. While there, he was also the lead in-house attorney during one of Canada’s first proxy battles, led by a US hedge fund, in which an alternative slate of directors was proposed, as well as during a hostile bid, which resulted in the company going private. Prior to that he worked at McCarthy Tétrault LLP. Mr. Shaer obtained his Bachelor of Laws (LLB) from the University of Windsor in 2000, and holds a Bachelor of Arts in English Literature (with a minor in French) from Université Laval. Mr. Shaer received the Ottawa Business Journal’s Top 40 under 40 Award in 2008, was a finalist in Lexpert®’s Rising Stars—Leading Lawyers Under 40 in 2011 and received the Canadian General Counsel Award in the Osler Purdy Crawford Deal Making category in 2019.

Thomas Shipley has served as Canopy’s Chief Science Officer and Senior Vice President of Quality Assurance since September 2018. He previously served as the Director of Quality Assurance at Canopy from 2013 to 2016. Mr. Shipley studied Biopharmaceutical Sciences specializing in Genomics at the University of Ottawa. His toxicology research, while at Health Canada, focused on the effects that common materials in our environment such as printer toner, paint, sunblock, tobacco smoke and road-side dust have on DNA mutations. Upon completion of the research, he transferred to the Center for Vaccine Evaluation of Health Canada. There he reviewed vaccine production practices and performed testing on a variety of vaccines including influenza, hepatitis, yellow fever and rotavirus. He also contributed to the development of new testing methods of vaccines to replace traditional animal testing methods. Tom’s scientific knowledge and experience in toxicology, biopharmaceuticals, and drug regulations all contribute to his effectiveness as Senior Vice President of Quality Assurance.

Thomas Stewart serves as Canopy’s Vice President & Chief Accounting Officer, where he is responsible for Canopy’s external reporting, technical accounting, and financial close processes. Prior to joining Canopy in April 2019, Mr. Stewart spent over 10 years at CBI, where he held a variety of roles within the finance organization, most recently serving as Senior Director, Global Accounting June 2018 to April 2019. Mr. Stewart started his career at PricewaterhouseCoopers in Rochester, NY and obtained his Bachelor of Science in Accounting from the State University of New York at Geneseo. Mr. Stewart is a Certified Public Accountant in the state of New York and brings a wealth of US GAAP experience to the organization.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS/CEASE TRADE ORDERS, BANKRUPTCIES, PENALTIES OR SANCTIONS

Except as disclosed below:

1.
No Nominee is, as at the date of this Proxy Statement, or has been within ten years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that:

a)	was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

b)
was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

For the purposes hereof, the term “order” means: (a) a cease trade order; (b) an order similar to a cease trade order; or (c) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days.

2.	No Nominee:

a)
is, as at the date of this Proxy Statement, or has been within the 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that, while such person was acting in such capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver-manager or trustee appointed to hold its assets; or

b)
has, within 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

3.	No Nominee has been subject to:

a)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Since August 2019, Ms. Yanofsky has served as a member of the board of directors of Reitmans. On May 19, 2020, Reitman’s filed a petition with the Québec Superior Court for the issuance of, and was granted on the same day, an initial order (“Initial Order”) seeking the protection and the remedies offered by the Companies’ Creditors Arrangement Act, R.S.C. 1985, c. C 36 (the “CCAA”). On May 29, 2020, an amended and restated initial order was issued by the Québec Superior Court under the CCAA granting Reitman’s an extension to the period outlined in the Initial Order for an additional 60-day period.

BOARD OF DIRECTORS, COMMITTEES AND GOVERNANCE

Overview

The Board and management of the Company recognize the importance of corporate governance for the effective management of the Company and the protection of its stakeholders, particularly Shareholders.

National Policy 58-201 – Corporate Governance Guidelines establishes corporate governance guidelines that apply to all public companies. National Instrument 58-101 – Disclosure of Corporate Governance Practices mandates disclosure of corporate governance practices, which disclosure is set out below, in accordance with Form 58-101F1 – Corporate Governance Disclosure. The Company is also required to comply with the provisions of the Sarbanes-Oxley Act of 2002 (the “SOX”) and the applicable rules adopted by the SEC pursuant to SOX, as well as the rules of the New York Stock Exchange (the “NYSE Rules”).

Maintaining a high standard of corporate governance is a priority for the Board and the Company’s management as both believe that effective corporate governance will help create and maintain Shareholder value in the long term. A description of the Company’s corporate governance practices is set out below.

Board of Directors

The Board is responsible for the stewardship of the Company, supervising the management of our business and our affairs and acting in the best interests of the Company and Shareholders. The Board has adopted a written “Board Mandate” pursuant to which the Board assumes responsibility for the stewardship of the Company. The Board Mandate is attached as Appendix A to this Proxy Statement and is also available on the Company’s website at www.canopygrowth.com/investors/governance/committees-charters/.

The Board’s main duties involve: (i) strategic planning and monitoring corporate performance against the strategic and business plans; (ii) identifying the principal risks of our business and ensuring we implement appropriate systems to manage such risks; (iii) ensuring appropriate standards of corporate conduct; (iv) establishing a communications policy for communicating with investors and other interested parties; (v) overseeing the integrity of our internal controls and management information systems; and (vi) assessing the effectiveness of the Board, its committees and the contribution of individual directors.

The independent judgment of the Board in carrying out its responsibilities is the responsibility of all directors. The Board facilitates independent supervision of management through meetings of the Board and through frequent informal discussions among independent members of the Board and management. In addition, the Board has free access to the Company’s external auditors, external legal counsel and to the Company’s officers.

Meetings

During the fiscal year ended March 31, 2020, the Board met 24 times, the Audit Committee met 5 times and the CGCN Committee met 9 times. Each incumbent director who is standing for re-election at the Meeting attended at least 75% of the total number of meetings held by the Board and each committee of the Board on which he or she served during his or her period of service. The Board and the committees aim to hold all meetings in person or, in view of the restrictions imposed by COVID-19, via video conference to facilitate the most effective and productive discussions and analysis. See “Proposal No. 1 – Director Election Proposal” above for the individual attendance summary for each of the Nominees who served as a director during the financial year ended March 31, 2020 (“Fiscal 2020”).

Board Member Attendance at Annual Shareholder Meetings

The Company does not have a policy regarding attendance by the directors at the Company’s annual meetings of Shareholders. The Company generally encourages, but does not require, directors to attend the Company’s annual meetings of Shareholders. Six of the seven then serving directors were present at the Company’s annual meeting of Shareholders for the financial year ended March 31, 2019 held on September 17, 2019.

Director Independence

The Board is currently comprised of six directors: Judy A. Schmeling (Chair), David Klein, William Newlands, Robert L. Hanson, Theresa Yanofsky, and David Lazzarato. Jim Sabia currently serves as a Board observer. Please see the biographies of individual directors under “Nominees for Election as Directors at the Meeting”. As of the date this Proxy Statement, a majority of the directors of the Company meet the independence requirements for a director in accordance with Section 1.4 of NI 52-110 and the applicable NYSE Rules. The Board has determined that six of the seven Nominees (or approximately 86% of the Nominees), namely Messrs. Hanson, Newlands, Lazzarato and Sabia and Ms. Schmeling and Ms. Yanofsky, have no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, and are “independent” within the meaning of such term under Section 303A.02 of the NYSE Rules and NI 52-110. Mr. Klein is not considered independent because of his role as the Chief Executive Officer (“CEO”) of the Company. With respect to former Board members who served on the Board during Fiscal 2020, as a “foreign private issuer” as defined under SEC rules, the Company was not required to make any independence determinations under Section 303A.02 of the NYSE Rules with respect to Fiscal 2020. However, former directors Peter E. Stringham and John K. Bell were “independent” within the meaning of NI 52-110. Messrs. Bell and Stringham served on the Audit Committee during Fiscal 2020 and each met the applicable Audit Committee independence requirements under the NYSE Rules and Section 1.4 of NI 52-110.

During Fiscal 2020, following the conclusion of formal business of each Board meeting, the non-independent directors were asked to leave the meeting and the independent directors held an “in camera” meeting to facilitate open and candid discussion. In addition, any item which could involve a potential conflict of interest among one or more directors is voted on by those directors that are not related to the conflict in question. It is anticipated that “in camera” meetings of the independent directors will continue to be held in this manner during the current fiscal year.

Board Leadership Structure and Qualifications

Pursuant to the Board Mandate, in the event that the Chair of the Board is not an “independent director” as such term is defined under the standards and requirements promulgated by all applicable regulatory bodies exercising control over Canopy, including Section 303A.02 of the NYSE Listed Company Manual (an “Independent Director”), the Board will elect a Lead Director.

Currently, David Klein serves as our CEO and Judy Schmeling serves as Chair of our Board. Because Ms. Schmeling is an independent director, we currently do not have a Lead Director.

When a Lead Director is in place, his or her primary focus is to provide leadership to ensure that the Board functions independently of management of the Company and non-independent directors, and that appropriate procedures are in place for the effective operation of the Board.

The key responsibilities of the Lead Director include, among other things:

•	providing leadership to the Board with respect to its functions as described in the Board Mandate and as otherwise may be appropriate;

•	ensuring Canopy’s policies and practices related to corporate governance and Board operations are properly reflected in internal and external communications;

•	working with the CGCN Committee, submitting to the Board a proposed slate of directors for election at the annual general meeting of Shareholders;

•	ensuring that appropriate procedures are in place for the effective operation of the Board; and

•	managing the ongoing performance review and the compensation plan for the Company’s CEO.

When no Lead Director is in place, the Chair of the Board carries out the primary responsibilities that would otherwise be the responsibility of the Lead Director. The Board believes that requiring that there be a Lead Director in the event the Chair of the Board is not an Independent Director is appropriate at this time to provide the most effective leadership structure for Canopy in the rapidly-evolving and highly-regulated cannabis industry.

Oversight of Risk Management

The Board oversees the management of risks inherent in the operation of our business, with a focus on the most significant risks that we face. The Board performs this oversight role at multiple levels. In connection with its oversight of our strategic direction, as well as our operations in connection with the production, distribution and sale of a diverse range of cannabis and hemp-based products and corporate functions, the Board considers and addresses the primary risks associated with those strategic plans, divisions, and functions on a macro level. In addition, each Board committee addresses the risks specific to the function of that committee. For example, the Board committees address the following risks:

•
The Audit Committee performs the Board’s oversight responsibilities as they relate to our accounting policies, internal controls, and financial reporting practices, and reviews and assesses our major financial risk exposures and the manner in which such risks are being monitored and controlled. The Audit Committee is also responsible for overseeing the process by which Canopy assesses and manages risk.

•	The CGCN Committee reviews our executive and non-executive compensation programs and practices as they relate to risk management practices and risk-taking incentives.

•
The CGCN Committee also oversees risks related to our governance structure and processes. It administers our related person transactions policy, and as part of that administration process, oversees our processes for mitigating any risks in such transactions.

Position Descriptions

Chief Executive Officer

While the Company does not have a written position description for the CEO, the CEO leads the management of the Company’s business and affairs and the implementation of the resolutions and policies of the Board. The key accountabilities and responsibilities of the CEO include, among other things: duties relating to the Company’s values, strategy, governance, risk management, risk appetite, financial information, human resources management, operational direction, Board interaction, talent management, succession planning and effective communication with Shareholders, clients, employees, regulators and other stakeholders. In addition, the Klein Agreement (as defined below) sets forth the responsibilities of the CEO, including: shaping global strategic plans; developing a world-class supply chain; delivering consistency; building best in class product portfolios; embracing social responsibility; cultivating high performing cross-functional teams; and such other duties as the Board may specify from time to time.

Committee Chairs

The Board has developed written mandates with respect to each of the Audit Committee and the CGCN Committee which includes a description of the primary responsibilities of the Chairs of such committees.

The primary responsibilities of the Chair of the Audit Committee and CGCN Committee include, among other things: chairing and setting the agenda for the meetings of the applicable committee, providing leadership to the applicable committee and acting as liaison and maintaining communication with the Chair of the Board and the Board to optimize and co-ordinate input from directors, and to optimize the effectiveness of the applicable committee. The Board Mandate and the committee mandates set out in writing the responsibilities of the Board and the committees for supervising management of the Company.

Committees of Our Board of Directors

The standing committees of the Board consist of the Audit Committee and the CGCN Committee. The responsibilities of these committees are described below. In addition, the Board may establish other committees from time to time to assist the Board in connection with specific matters. The Board oversees the operations of the committees, the appointment of their respective members, their compensation and their conduct. The Board has no intention at this time to establish other standing committees. All members of the Audit Committee and CGCN Committee satisfy the requirements for independence under both Section 303A.02 of the NYSE Listed Company Manual and NI 52-110. In addition, all members of the Audit Committee satisfy the independence requirements for audit committee members under the NYSE Rules and Section 1.4 and Section 1.5 of NI 52-110. The following table summarizes the current membership of the Board and each of its committees:

Director Name	Audit Committee	CGCN Committee
Judy Schmeling	Chair
David Klein
William Newlands
Robert L. Hanson		Member
Theresa Yanofsky	Member	Chair
David Lazzarato	Member	Member

The Audit Committee and the CGCN Committee have adopted detailed mandates outlining their responsibilities, including the specific responsibilities of the chair of each committee. Copies of these mandates are available on the Company’s website at https://www.canopygrowth.com/investors/governance/committees-charters/.

The Investor Rights Agreement also provides that for so long as the CBG Group continues to hold at least the Target Number of Shares, at least one CBG Group Nominee will be appointed to each committee established by the Board; provided that, if no CBG Group Nominee is independent, CBG will have the right to designate one CBG Group Nominee as an observer to the Audit Committee.

Audit Committee.

The Company has a separately designated standing Audit Committee established in accordance with the NYSE Rules. The Audit Committee is currently comprised of three directors: Judy Schmeling (Chair), Theresa Yanofsky and David Lazzarato, all of whom are considered to be “independent” within the meaning of such term under applicable NYSE Rules for Audit Committees and Section 1.4 of NI 52-110. The members of the Audit Committee are appointed by the Board, and each member of the Audit Committee serves at the pleasure of the Board until the member resigns, is removed or ceases to be a member of the Board.

The Board has determined that Judy Schmeling, the Chair of the Audit Committee, qualifies as an “audit committee financial expert” for purposes of the SEC’s rules. The SEC has indicated that the designation of Ms. Schmeling as an audit committee financial expert does not make her an “expert” for any purpose, impose any duties, obligations or liabilities on her that are greater than those imposed on other members of the Audit Committee and the Board who do not carry this designation or affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board.

The Audit Committee’s primary purpose is to assist the Board in fulfilling its oversight responsibilities for the financial reporting process, the system of internal control over financial reporting and accounting compliance, the audit process and processes for identifying and evaluating and monitoring the management of the Company’s principal risks impacting financial reporting. The committee also assists the Board with the oversight of financial strategies and overall risk management. The Audit Committee Chair also meets regularly with management and quarterly with the Company’s internal auditors, including its Chief Audit Executive, and its external auditors, KPMG. The Audit Committee mandate sets forth the role and responsibilities of the committee’s chair.

At no time since the commencement of the Company’s most recently completed financial year have any recommendations by the Audit Committee respecting the appointment and/or compensation of the Company’s external auditors not been adopted by the Board.

The Audit Committee mandate is available on the Company’s website at https://www.canopygrowth.com/investors/governance/committees-charters/.

CGCN Committee.

General. The CGCN Committee is currently comprised of three directors of the Company: Theresa Yanofsky (Chair), David Lazzarato, and Robert L. Hanson, each of whom is considered to be “independent” within the meaning of such term under applicable NYSE Rules and NI 52-110.

The CGCN Committee’s primary responsibilities are, among other things, to make recommendations to the Board in respect of: (i) compensation policies and guidelines; (ii) management incentive and perquisite plans and any non-standard remuneration plans; (iii) senior management, executive and officer compensation; (iv) director compensation matters; (v) nominations of directors; and (vi) corporate governance policies. In addition, the CGCN Committee is responsible for overseeing and assessing the functioning of the Board, its committees and individual directors, and for the development, recommendation to the Board, implementation and assessment of effective corporate governance principles.

The CGCN Committee’s purpose is to provide leadership in shaping the corporate governance policies and practices of the Company, assist the Board in its oversight of executive compensation, management development and succession, director compensation and executive compensation disclosure.

Compensation Matters. The CGCN Committee is responsible for reviewing, monitoring and approving certain matters relating to the compensation of the CEO, other senior executives and the directors of the Company and assists the Board in its oversight of the Company’s human resource strategies.

Pursuant to the CGCN Committee Mandate, the CGCN Committee shall, among other things:

•
annually, review and approve corporate goals and objectives relevant to CEO compensation and evaluate the CEO’s performance in light of those corporate goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Board), determine and approve the CEO’s compensation level based on this evaluation;

•
annually review and, as appropriate, approve or recommend that the Board approve each element of compensation including salaries, bonuses, benefits, and perquisites for the CEO and each other executive officer;

•	annually, review the results of the CEO’s performance with the Board Chair or the Lead Director, as applicable;

•	based on recommendations from the CEO, approve the appointment, promotion and termination of the other executive officers;

The CGCN Committee Mandate does not provide for delegation of these duties.

Pursuant to the CGCN Committee Mandate, the CGCN Committee has the authority retain, at Canopy’s expense, a compensation consultant only after taking into consideration the independence factors set out in Section 303A.05(c)(iv) of the NYSE Listed Company Manual (the “Compensation Committee Adviser Independence Factors”), to the extent applicable. For Fiscal 2020, the CGCN Committee directly retained Hugessen Consulting Inc. (“Hugessen”) as its compensation consultant. At the time of Hugessen’s engagement for Fiscal 2020, Canopy was a “foreign private issuer” as defined under SEC rules and, as such, was not required to comply with Section 303A.05(c)(iv) of the NYSE Listed Company Manual and did not specifically consider the Compensation Committee Adviser Independence Factors when retaining Hugessen. However, the CGCN Committee subsequently ratified the appointment of Hugessen taking into account the Compensation Committee Adviser Independence Factors.

For additional information with respect to the role of Hugessen in the determination of executive compensation, please see “Compensation Discussion and Analysis,” including the information under the subsection entitled “Annual Oversight of Compensation.”

Board Nominations. The CGCN Committee is responsible for: identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board, and to select, or to recommend that the Board select, the director nominees for the next annual meeting of shareholders, other than the CBG Group Nominees. In carrying out the foregoing duties, the CGCN Committee consistently seeks to achieve a balance of knowledge, experience, diversity and capability on the Board. While the CGCN Committee has not established specific minimum qualifications for director candidates, it considers all pertinent factors that it considers appropriate, including diversity (See “Diversity” below), and believes that the Board should be comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have broad, business-related knowledge and experience at the policy-making level, (iv) have qualifications that will increase overall Board effectiveness, and (v) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members. In evaluating and identifying candidates, the CGCN Committee has the authority to retain and terminate any third party search firm that is used to identify director candidates and has the authority to approve the fees and retention terms of any search firm.

The CGCN Committee will also consider director nominations identified by our Shareholders. Nominations by Shareholders must be provided in a timely manner and must include sufficient biographical information so that the CGCN Committee can appropriately assess the proposed nominee’s background and qualifications. In its assessment of potential candidates, the CGCN Committee will review the candidate’s character, wisdom, judgment, ability to make independent analytical inquiries, business experiences, understanding of our business environment, acumen, and ability to devote the time and effort necessary to fulfill his or her responsibilities, all in the context of the perceived needs of the Board at that time. For a Shareholder to have his or her candidate considered by the CGCN Committee for inclusion as a director nominee at the 2021 annual meeting of Shareholders, Shareholder submissions of candidates for nomination to the Board must be submitted in writing to the Corporate Secretary of the Company at Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8. Potential nominees recommended by a Shareholder in accordance with these procedures will be considered and evaluated in the same manner as other potential nominees.

With respect to each Nominee approved by the CGCN Committee (other than Nominees who are executive officers or who are directors standing for re-election):

•	Mr. Lazzarato was recommended by a third-party search firm;

•	Mr. Sabia is a CBG Group Nominee and was, thus, recommended by a Shareholder; and

•	Ms. Yanofsky was recommended by a third-party search firm.

The Company retained a third-party search firm to assist it in obtaining two qualified Canadian directors, one with expertise in audit and one with expertise in compensation-related matters.

The CGCN Committee mandate is available on the Company’s website at www.canopygrowth.com/investors/governance/committees-charters/.

Compensation Committee Interlocks and Insider Participation

The following persons served as members of the CGCN Committee during Fiscal 2020: John K. Bell, Robert L. Hanson, Peter E. Stringham, Theresa Yanofsky and David Lazzarato. No person who served as a member of the CGCN Committee during Fiscal 2020 was, during Fiscal 2020, an officer or employee of the Company, and no such person had any relationships with the Company of the type that is required to be disclosed under Item 404 of Regulation S-K, except for Mr. Stringham as described under “Certain Relationships and Related Person Transactions—Other Transactions.” During Fiscal 2020, none of our executive officers served as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of another entity one of whose executive officers served on the CGCN Committee or the Board.

Diversity

The Company recognizes the benefits of having a diverse and inclusive board and senior management team and actively seeks to increase diversity amongst leadership. The Board, upon the recommendation of the CGCN Committee, has adopted a Leadership Diversity Policy reflecting its belief that greater success can be achieved by enabling and promoting contributions from individuals with a wide variety of backgrounds and experiences, which inevitably involves diverse representation with regard to gender, age, sexual orientation, and ethno-cultural groups as well as “designated groups” (as defined in the Employment Equity Act (Ontario), namely women, members of visible minorities, Indigenous peoples and persons with disabilities) (the “Designated Groups”). In accordance with the Leadership Diversity Policy, the CGCN Committee is required to take gender and other diversity representation into consideration as part of its process when nominating individuals for Board membership and, based on recommendations from the CEO, appointing and promoting senior management. A brief summary of the key provisions of the Leadership Diversity Policy are as follows:

a)
Candidates should be weighed against objective criteria and selection should be based on merit, taking into account the benefits of diverse representation amongst leadership – Nominating respected and experienced members of the Board and senior leadership from a variety of backgrounds is crucial for the success of the Company. The Leadership Diversity Policy will supplement the constituent factors that inform the nomination and appointment process.

b)
Achieving diversity requires intentional effort – The Company will continue to integrate and refine the goal of diverse representation with regard to gender, age, sexual orientation, and ethno-cultural groups as well as the Designated Groups amongst members of the Board and senior management through ongoing review and evaluation of the results of the implementation of the diversity strategy.

c)
Achieving diversity leads to increased credibility and engagement – The Company acknowledges that the nature of the cannabis industry and cannabis consumers is such that diversity amongst leadership increases credibility and engagement with consumers and the communities we serve.

d)
Diversity amongst leadership is particularly important and beneficial in the cannabis industry – The Company recognizes that inequities and barriers for the Designated Groups have marked the history of the industry and will continue to do so without leadership from the cannabis industry itself. Subscribing to a broad diversity strategy will set an example and provide leadership in the nascent stages of our industry.

To ensure effective implementation of these principles, the Leadership Diversity Policy requires that the Board and CGCN Committees be committed to undertaking the following measures:

a)	Take into account adherence to this policy as part of the annual performance and effectiveness evaluations of the Board, the CGCN Committee and senior management.

b)	Continuously review the principles outlined under the Leadership Diversity Policy annually and recommend changes to the principles or measures taken to effect their implementation, as appropriate.

c)	Call on the services of outside consultants to help find candidates who will meet these principles as needed.

As of the date of this Proxy Statement, the Company has six directors, two of whom are women, representing 33% of Board membership. None of the current directors are from any of the other Designated Groups. One of the Company’s six executive officers is a member of a visible minority, representing 16.7% of the group. None of the executive officers are from any of the other Designated Groups.

While the Company is committed to adhering to the Leadership Diversity Policy and executing on its principles, the Company has not adopted target numbers or percentages of members of the Board or senior management positions to be held by members of any of the Designated Groups by a specific date. This is due to the relatively early stage of the Company, the small size of its Board and senior management team, as well as the evolving nature of the cannabis industry. However, the Board, the CGCN Committee and management are acutely aware of the work that needs to be done to create a more diverse leadership team for the Company and intends to take steps address this disparity in representation through Fiscal 2021, which includes the BlackNorth Initiative Pledge (as defined below).

The Company further believes that equality and a commitment to diversity should extend beyond the Board and senior management and promotes the inclusion of various ideas and perspectives, which ultimately ensures that the Company is benefiting from the best available talent. As a result, the Company has established a Diversity and Inclusion Policy within the Company to support equity, inclusion and diversity for all employees at all stages of the employment life cycle: recruitment, retention and advancement and in Fiscal 2020 the Company formed its first Diversity and Inclusion Committee, which includes employees from throughout the organization. In accordance with the Diversity and Inclusion Policy, the Company applies equal opportunity principles when recruiting and selecting staff, establishing employment terms and conditions and providing employee training. The Company is also committed to ensuring discriminatory practices and harassment are not tolerated and that any reported instances are formally investigated with appropriate disciplinary action taken.

The CEO of the Company, along with the chief executive officers of other Canadian companies brought together by the Canadian Council of Business Leaders Against Anti-Black Systemic Racism, has signed a pledge (the “BlackNorth Initiative Pledge”) committing the Company to specific actions and targets designed to end anti-Black systemic racism. A copy of the BlackNorth Initiative Pledge can be found at https://www.blacknorth.ca/The-Pledge.

Ethical Business Conduct

The Board is responsible for promoting an ethical business culture and fostering an environment that places an emphasis on compliance. The Board monitors compliance, including through receipt by the Audit Committee, of reports of unethical behavior.

The Board has adopted a Code of Business Conduct and Ethics (the “Code”) for directors, officers (including our CEO, CFO and Chief Accounting Officer), employees and applicable third parties conducting work for or on behalf of the Company. The Code may be accessed on the Company’s website at www.canopygrowth.com/code-of-business-conduct-and-ethics/. The Code clearly defines how individuals working for or on behalf of the Company are expected to conduct themselves while representing the Company. Significant efforts are made to ensure all employees fully understand their responsibilities under the Code through training, leadership communications, certification requirements and awareness initiatives.

Directors, officers, employees and consultants are expected to report situations of non-compliance with respect to breaches of law, regulation or company policy, including the Code, or other concerns related to ethics and business conduct of which they become aware to the Chair of the Board, CEO, Corporate Secretary or outside legal counsel. If any person chooses to remain anonymous, every effort is made by the Company to respect such a request. No individual may be punished for asking about possible breaches or who reports a violation in good faith, regardless of the accuracy of such a report. Furthermore, any allegation of reprisal is fully investigated by the Company.

The Board has also adopted a Whistleblower Protection Policy which establishes procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, auditing and other financial matters (collectively, “Accounting Irregularities”), any illegal acts or violations of the Code or any other policy of the Company, or applicable laws and regulations (collectively, “Wrongdoings”); and (ii) the submission by employees, officers and directors of the Company, on a confidential and anonymous basis, of concerns regarding any Accounting Irregularities and Wrongdoings.

The Board has also adopted a Disclosure Policy to ensure, among other things: (i) that the Company complies with timely disclosure obligations under securities laws and the regulations of the stock exchanges on which the Company’s securities are listed; (ii) that the Company prevents material misrepresentations made to the public; (iii) that the Company prevents the selective disclosure of material information” (as defined in the policy); (iv) that prompt corrected disclosure is made by the Company, if material information is undisclosed or if material misrepresentations are known to have been made publicly; and (v) that all communications to the public are informative, timely, factual, balanced, accurate and broadly disseminated.

The Board has also adopted an Insider Trading Policy to ensure, among other things: (i) that persons to whom the policy applies understand their obligations to preserve the confidentiality of “undisclosed material information”; (ii) strict compliance by all insiders with all requirements relating to the reporting of insider trading and with respect to trading when in possession of undisclosed “material information” (as defined in the policy); and (iii) that individuals subject to scheduled and unscheduled blackout periods adhere to the restrictions on trading as set out in the policy.

Exercise of Independent Judgment – Conflicts of Interest

The Company is governed by the provisions of the CBCA, pursuant to which a director or officer of the Company must disclose to the Company in writing or by requesting that it be entered in the minutes of meetings of the Board, the nature and extent of any interest that he or she has in a material contract or material transaction, whether made or proposed, with the Company, if the director or officer: (a) is a party to the contract or transaction; (b) is a director or an officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or (c) has a material interest in a party to the contract or transaction. Except as otherwise permitted by the CBCA, an interested director cannot vote on any resolution to approve the contract or transaction.

Board and Committee Assessment

The Board is committed to regular assessments of its own effectiveness and that of the committees and individual directors. Every year, the CGCN Committee makes recommendations to the Board regarding the process to be followed and the issues to be explored. The CGCN Committee is responsible for coordinating periodic assessments of the effectiveness of the Board, the individual directors, the Audit Committee and the CGCN Committee. In addition, the Lead Director or the Chair of the Board, as applicable, is responsible for managing the ongoing performance management program of the Company and the compensation plan for the CEO.
In Fiscal 2020, in order to assist the CGCN Committee in evaluating the effectiveness of the Board and its individual members, the Board adopted a self-assessment program pursuant to which directors will be required to fill out a questionnaire intended to assess attributes such as their level of independence, whether they are in compliance with the Company’s Share ownership guidelines, or if they possess qualifications that would render them well suited for roles on either the CGCN Committee or Audit Committee. The results of the questionnaire are then processed and summarized by the CGCN Committee on a confidential basis and presented in anonymized form to the Board for discussion. This self-assessment program is expected to be implemented in Fiscal 2021.

Orientation and Continuing Education

The CGCN Committee ensures that newly elected directors and committee members receive effective and comprehensive orientation, and that all directors are provided continuing education opportunities, both to maintain and enhance their skills and abilities as directors and, as applicable, committee members, and to ensure their knowledge and understanding of the Company’s business remains current.

Through its onboarding program, new directors are given the opportunity to meet with members of management to review the budget, forecast and street view of the Company and competitors, as well as key corporate projects. When circumstances permit, a new director shall participate in a site tour and receive an overview of the past year of activities, the competitive landscape and insight into distribution channels.

In order to ensure that directors are knowledgeable in subjects related to the discharge of their duties as well as cannabis industry trends, the Company has adopted a Continuing Education Policy which provides that the CGCN Committee will present the directors, from time to time throughout each fiscal year, with a variety of continuing education opportunities offered by external legal counsel and other external advisors of the Company. The CGCN Committee may also invite external legal counsel and other external advisors of the Company to present at Board meetings on topics and trends facing companies in the cannabis industry. In addition, directors have access to the Company’s in-house and external legal counsel in the event of any questions or matters relating to their corporate and director responsibilities and to keep themselves current with changes in legislation.

These continuing education opportunities are in addition to any presentations by management or other Company employees on the Company’s ongoing operations either at Board meetings or organized separately.

The Board of Directors Continuing Education Policy is administered by the CGCN Committee and reviewed on an annual basis and revised as necessary.

Board Skills Matrix

The following skills matrix sets out skills and expertise that the Board considers important to fulfill its oversight role, the specific skills and expertise of each Nominee and reflects the current strengths of the Board as a whole.

Experience / Skill	Theresa Yanofsky	Robert Hanson	David Klein	William Newlands	Judy Schmeling	Jim Sabia	David Lazzarato
Cannabis industry		√
Pharmaceutical / biomedical industry
Retail and consumer products industries	√	√	√	√	√	√	√
Real estate industry	√
Public company board experience	√	√	√	√	√		√
Public company CEO experience	√	√		√			√
CPA designation / CFO experience			√		√		√
Corporate governance	√	√	√	√	√	√	√
Executive compensation	√	√		√	√	√	√
International business	√	√	√	√		√	√
Government relations		√				√	√
Strategic planning	√	√	√	√	√	√	√
M&A	√	√	√	√	√	√	√
Finance and capital markets		√	√		√		√
Legal and regulatory		√					√
HR and labor relations	√	√				√	√
Marketing	√	√				√
Operations	√	√	√		√	√
Information technology	√	√	√		√	√	√
Distribution Networks						√

Director Term Limits

In order to ensure that the interests of directors are fully aligned with those of the Company, directors shall be required to retire from the Board at the age of 75 in accordance with the Company’s Mandatory Director Retirement Age Policy. One year prior to a given Director attaining the age of 75, the CGCN Committee will begin the process of identifying a suitable replacement for the retiring director. In exceptional circumstances, the CGCN Committee may recommend to the Board to exempt a director from the application of the Mandatory Director Retirement Age Policy.

Succession Plan

The Company has adopted a succession plan in order to lessen disruption and provide direction in the event of an extended absence or departure of the CEO or another member of executive management. By outlining the strategic direction of the Company, integrating strategies and embedding accountability, the succession plan will ensure a smooth transition for across the Company. The succession plan includes specific strategies for addressing either a short-term, long-term, or permanent absence of the CEO or other member of the executive management team. It is the responsibility of the CGCN Committee, in consultation with the executive management team and the Chief Human Resources Officer, to suggest further mechanisms to minimize the impact of an unforeseen absences or vacancies in key roles and to ultimately make a recommendation to the Board to fill the vacancy.

Share Ownership Guidelines

For the purpose of strengthening the alignment of the interests of the Company’s executive officers and non-employee directors with those of the other Shareholders, the Company has adopted written Share ownership guidelines (the “Guidelines”). In the case where the Guidelines conflict with any Share ownership provisions in an officer’s employment agreement, the provisions of the employment agreement shall prevail. In accordance with the Guidelines, executive officers are expected to hold Share interests valued at the following multiples of annual base salary by the end of an initial five-year accumulation period and to maintain such an ownership level thereafter:

•	Chief Executive Officer:	five times base salary
•	Chief Financial Officer:	three times base salary
•	Chief Product Officer:	three times base salary
•	Chief Commercial Officer:	three times base salary

Directors are expected to hold Share interests valued at two-and-a-half times their annual cash board retainer by the end of an initial five-year accumulation period and to maintain such an ownership level thereafter. These Guidelines do not apply to the CBG Group Nominees who are also employees of CBI as these directors have waived their director fees.

In instances where an officer or director has not achieved the Share ownership level established by the Guidelines within the initial five-year accumulation period, the CGCN Committee will review the matter with such officer or director to determine an appropriate remedy in light of the principles of these Guidelines. The CGCN Committee will annually review and assess the adequacy of the Guidelines and adopt any changes it deems necessary.

Communication with the Board

The Company values input from its Shareholders and is respectful of their right to communicate any concerns they may have to leadership of the Company. Considering the above, Shareholders or other interested parties may arrange to communicate directly with members of the Board or committees of the Board, the Chair of the Board, a Chair of a committee of the Board or the Board or committees of the Board as a group by writing to them in the care of the Board of Directors, Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, ON, K7A 3K8. We will forward all such communications (other than unsolicited advertising materials). The Company reserves the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to Board or committee matters or that are otherwise inappropriate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership of the Company

The following table sets forth information, based on data provided to us or filed with the SEC, with respect to beneficial ownership of our Shares as of the Record Date for (i) all persons known by us to own beneficially more than 5% of our outstanding Shares, (ii) each of our NEOs named in the Summary Compensation Table included under “Executive Compensation” herein, (iii) each of our directors and (iv) all of our current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting power and dispositive power with respect to the Shares beneficially owned by them, subject to applicable community property laws. Except as otherwise indicated, the address for each Shareholder listed below is c/o Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8. The percentages below are based on 371,186,482 Shares outstanding as of the Record Date.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned		Percent of Class
Greater than 5% Shareholders
CBI Group (2)	281,999,255	(3)	55.2%

Directors, Nominees and Named Executive Officers
Judy Schmeling	2,636	(4)	*
Robert Hanson	3,367	(5)	*
David Klein	-		*
William Newlands	-		*
David Lazzarato	1,826	(4)	*
Theresa Yanofsky	1,826	(4)	*
Mike Lee	150,000	(6)	*
Rade Kovacevic	544,099	(7)	*
Phil Shaer	105,333	(8)	*
Thomas Stewart	27,500	(6)	*
Jim Sabia	1,500	(9)	*
Mark Zekulin	458,333	(6)	*
Bruce Linton	3,117,169	(10)	*
Tim Saunders	458,333	(6)	*
Current Directors and Executive Officers as a Group (11 persons)	947,643		*

* Less than 1%.
Notes:

(1)	Except as otherwise indicated, the address for each Shareholder listed is c/o Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8.
(2)	This beneficial owner’s address is 207 High Point Drive, Building 100, Victor, New York 14564.
(3)
Consists of 37,753,802 Shares held by Greenstar, 104,500,000 shares held by CBG and 139,745,453 Share purchase warrants held by CBG that are exercisable within 60 days of the Record Date. According to the Schedule 13D/A (Amendment No. 5) filed with the SEC on May 4, 2020 by CBG, Greenstar, Greenstar Canada Investment Corporation (“GCIC”), Constellation Brands Canada Holdings ULC (“CBCH ULC”), Constellation Capital LLC (“CC LLC”), Constellation International Holdings Limited (“CIHL Limited”) and CBI, each of Greenstar, GCIC, CBCH ULC, CC LLC and CIHL Limited has shared voting and dispositive power over 37,753,802 Shares and CBI has shared voting and dispositive power over 281,999,255 Shares.

(4)	Consists of restricted stock units (“RSUs”) that will, subject to continued service on the Board, vest and convert into Shares within 60 days of the Record Date.
(5)	Consists of Shares held directly by Mr. Hanson.
(6)	Consists of Shares that can be acquired through the exercise of stock options (“Options”) exercisable within 60 days of the Record Date.
(7)
Consists of (i) 12,829 Shares owned solely by Mr. Kovacevic, (ii) 280,290 Shares held jointly with Mr. Kovacevic’s spouse, (iii) 4,314 Shares held by Mr. Kovacevic’s spouse as custodian for a minor under a Gift to Minors Act or as a legal guardian for a minor and (iv) 246,666 Shares that can be acquired through the exercise of Options exercisable within 60 days of the Record Date.

(8)	Consists of (i) 2,000 Shares held directly by Mr. Shaer and (ii) 103,333 Shares that can be acquired through the exercise of Options exercisable within 60 days of the Record Date.
(9)	Consists of Shares held jointly with Mr. Sabia’s spouse.
(10)
Based on reports filed by Mr. Linton on the Canadian System for Electronic Disclosure by Insiders (“SEDI”) on or prior to his termination as co-CEO on July 2, 2019, Mr. Linton (i) directly owns 241,166 Shares (ii) owns 105,486 Shares through GMP Securities Inc. “ITF Bruce Linton” and (iii) controls 2,258,380 Shares through HBAM. In addition, this number includes of 512,137 Shares that can be acquired through the exercise of Options exercisable within 60 days of the Record Date.

Beneficial Ownership of the Company’s Subsidiary Canopy Rivers Inc.

The following table sets forth information, based on data provided to us or filed on SEDAR, with respect to beneficial ownership of the shares of Canopy’s subsidiary Canopy Rivers Inc. (“Canopy Rivers”) as of the Record Date for (i) all persons known by us to own beneficially more than 5% of Canopy Rivers’ outstanding Shares, (ii) each of our NEOs named in the Summary Compensation Table included under “Executive Compensation” herein, (iii) each of our directors and (iv) all of our current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting power and dispositive power with respect to the Shares beneficially owned by them, subject to applicable community property laws. Except as otherwise indicated, the address for each shareholder listed below is c/o Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8.

The authorized capital of Canopy Rivers consists of an unlimited number of Class A common shares designated as subordinated voting shares (the “Subordinated Voting Shares”) and unlimited number of Class B common shares designated as multiple voting shares (the “Multiple Voting Shares”). Each Subordinated Voting Share carries the right to one vote per share and each Multiple Voting Share carries the right to 20 votes per share. The Company is the sole holder of the Multiple Voting Shares. 36,468,318 multiple voting shares of Canopy Rivers are issued and outstanding. As of March 31, 2020, 155,642,691 Subordinated Voting Shares and, together with the Multiple Voting Shares, 192,111,009 shares of Canopy Rivers were issued and outstanding.

The table below reflects beneficial ownership of the Subordinated Voting Shares only, as Canopy is the sole holder of Multiple Voting Shares. The information in the column “Percent of Class” is based on 155,642,691 Subordinated Voting Shares outstanding as of March 31, 2020. Taking into account the Multiple Voting Shares and the Subordinated Voting Shares Canopy beneficially owns, Canopy has a 27.3% ownership interest in Canopy Rivers and 84.4% of the voting power as of March 31, 2020.

Canopy Rivers Subordinated Voting Shares trade on the TSX under the ticker symbol “RIV.”

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned		Percent of Class
Greater than 5% Shareholders
Canopy Growth Corporation	15,223,938		9.8%

Directors, Nominees and Named Executive Officers
Judy Schmeling	-		-
Robert Hanson	-		-
David Klein	-		-
William Newlands	-		-
David Lazzarato	-		-
Theresa Yanofsky	-		-
Mike Lee	-		-
Rade Kovacevic	583,333		*
Phil Shaer	167,034		*
Thomas Stewart	-		-
Jim Sabia	-		-
Mark Zekulin	950,001	(2)	*
Bruce Linton	2,041,667	(3)	1.3%
Tim Saunders	1,124,333	(4)	*
Current Directors and Executive Officers as a Group (11 persons)	750,367		3.1%

* Less than 1%.

Notes:

(1)	Except as otherwise indicated, the address for each Shareholder listed is c/o Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8.
(2)
Based on reports filed by Mr. Zekulin on SEDI on or prior to his resignation as CEO on December 21, 2019. Consists of (i) 816,667 Subordinated Voting Shares held directly by Mr. Zekulin and (ii) 133,334 Subordinated Voting Shares that can be acquired through the exercise of options exercisable within 60 days of the Record Date.

(3)
Based on reports filed by Mr. Linton on SEDI on or prior to his termination as co-CEO on July 2, 2019. Consists of (i) 1,841,667 Subordinated Voting Shares held directly by Mr. Linton and (ii) 200,000 Subordinated Voting Shares that can be acquired through the exercise of options exercisable within 60 days of the Record Date.

(4)
Based on reports filed by Mr. Saunders on SEDI on or prior to his resignation as CFO on June 1, 2019. Consists of (i) 924,333 Subordinated Voting Shares held directly by Mr. Saunders and (ii) 200,000 Subordinated Voting Shares that can be acquired through the exercise of options exercisable within 60 days of the Record Date.

The CBI Group Investments

On November 2, 2017, Greenstar invested C$245 million (or approximately US$184 million) in Canopy in exchange for (i) 18,876,901 Shares; and (ii) 18,876,901 Share purchase warrants exercisable at an exercise price per Share of C$12.9783 (or approximately US$10.1218) (the “Greenstar Warrants”). The Greenstar Warrants were exercised on May 1, 2020 for aggregate gross proceeds of approximately C$245 million (or approximately US$191 million). Upon issuance, the Shares represented approximately 5.1% of our issued and outstanding Shares.

In connection with our offering of 4.25% convertible senior notes due 2023 (the “Canopy Notes”) pursuant to an indenture dated June 20, 2018, among Canopy Growth, GLAS Trust Company LLC and Computershare Trust Company of Canada, Greenstar purchased C$200 million (or approximately US$152 million) worth of Canopy Notes, which are convertible in certain circumstances and subject to certain conditions into an aggregate of 4,151,540 Shares.

On November 1, 2018, CBG invested C$5.073 billion (or approximately US$3.867 billion) in Canopy in exchange for (i) 104,500,000 Shares at a price of C$48.54 (or approximately US$37.00) per Share, and (ii) 139,745,453 Share purchase warrants (the “CBG Warrants”), of which 88,472,861 CBG Warrants (the “Tranche A Warrants”) had an exercise price of C$50.40 (or approximately US$38.42) and were exercisable until November 1, 2021 and the remaining 51,272,592 CBG Warrants (the “Final Warrants”) had an exercise price based on the five-day volume weighted average price of the Shares on the TSX at the time of exercise and will become immediately exercisable only following the exercise of the Tranche A Warrants.

On April 18, 2019 CBG and Canopy entered into the Investor Rights Agreement and a consent agreement. In connection with these agreements, on June 27, 2019 Canopy also amended the terms of the Tranche A Warrants and the Final Warrants as follows: (a) extended the term of the Tranche A Warrants to November 1, 2023 and the term of the Final Warrants to November 1, 2026, (b) replaced the Final Warrants by two tranches of warrants (the “Tranche B Warrants” and the “Tranche C Warrants”) with different terms: the Tranche B Warrants are exercisable to acquire 38,454,444 million Shares at a price of C$76.68 (or approximately US$57.66) per Share and the Tranche C Warrants are exercisable to acquire 12,818,148 Shares at a price equal to the 5-day volume-weighted average price of the Shares immediately prior to exercise.

As of May 29, 2020, the CBI Group holds, in the aggregate, 142,253,802 Shares, 139,745,453 CBG Warrants and C$200 million (or approximately US$150 million) principal amount of Canopy Notes. The Shares held by the CBI Group represent approximately 38.6% of the issued and outstanding Shares. Assuming full exercise of the CBG Warrants and full conversion of the Canopy Notes, the CBI Group would hold 286,150,795 Shares, representing approximately 55.8% of the issued and outstanding Shares (assuming no other changes in Canopy’s issued and outstanding Shares), calculated in accordance with applicable securities laws.

Investor Rights Agreement

Canopy and the CBI Group entered into the Investor Rights Agreement pursuant to which the CBI Group has certain governance rights which are summarized below.

Board Representation

Pursuant to the Investor Rights Agreement, the CBI Group is entitled to designate four nominees for election or appointment to the Board for so long as the CBI Group holds the Target Number of Shares.

See also “Proposal No. 1 – Election of Directors” above for a discussion of CBI Group’s right to designate director nominees under the Investor Rights Agreement.

Approval and Other Rights

The Investor Rights Agreement provides that so long as the CBI Group continues to hold at least the Target Number of Shares, the Board will not: (i) propose or resolve to change the size of the Board, except where otherwise required by law, or with the consent of CBG; or (ii) present a slate of Board nominees to Shareholders for election that is greater than or fewer than seven directors.

Pursuant to the Investor Rights Agreement, for so long as the CBI Group continues to hold at least the Target Number of Shares, we will not, without the prior written consent of CBG, among other things, (a) consolidate or merge into or with another person or enter into any other similar business combination, including pursuant to any amalgamation, arrangement, recapitalization or reorganization, other than a consolidation, merger or other similar business combination of any wholly-owned subsidiary or an amalgamation or arrangement involving a subsidiary with a another person in connection with a permitted acquisition; (b) acquire any shares or similar equity interests, instruments convertible into or exchangeable for shares or similar equity interests, assets, business or operations with an aggregate value of more than C$250 million (or approximately US$195 million), in a single transaction or a series of related transactions; (c) sell, transfer, lease, pledge or otherwise dispose of any of its or any of its subsidiaries’ assets, business or operations (in a single transaction or a series of related transactions) in the aggregate with a value of more than C$20 million (or approximately US$16 million); or (d) make any changes to our policy with respect to the declaration and payment of any dividends on the Shares.

In accordance with the Investor Rights Agreement, CBI Group will be permitted, prior to the exercise or expiry of all of the CBG Warrants, to purchase up to 20,000,000 Shares (subject to customary adjustments for Share splits, consolidations or other changes to the outstanding Share capital of a similar nature): (i) on the TSX, the NYSE or any other stock exchange, marketplace or trading market on which the Shares are then listed; or (ii) through private agreement transactions with existing holders of Shares, provided that CBG must promptly notify Canopy of any acquisition of Shares.

Exclusivity Covenant and Termination

In addition, the Investor Rights Agreement provides that, subject to certain conditions, so long as the CBI Group continues to hold at least the Target Number of Shares, the CBI Group will adhere to certain non-competition restrictions including that the Company will be their exclusive strategic vehicle for cannabis products of any kind anywhere in the world (subject to limited exceptions. Further, the CBI Group agreed, for a limited period of time and subject to certain exceptions, to certain post-termination, non-competition restrictions, which include not pursuing other cannabis opportunities and not directly or indirectly participating in a competing business anywhere in the world.

The Investor Rights Agreement will terminate upon the earlier of: (i) the mutual consent of the parties ; (ii) the date on which the CBI Group owns less than 33,000,000 Shares; and (iii) the date of a non-appealable court order terminating the Investor Rights Agreement under certain circumstances.

Pre-Emptive Rights and Top-Up Rights

Additionally, under the Investor Rights Agreement, the CBI Group has certain pre-emptive rights as well as certain top-up rights in order to maintain its pro rata equity ownership position in Canopy in connection with any offering or distribution of securities by Canopy (subject to certain exceptions).

Consent Agreement

In addition to the amendments to the CBG Warrants, pursuant to the Consent Agreement, the Company agreed that without the prior written consent of CBG, such consent not to be unreasonably withheld, the Company will not (i) exercise its right to acquire all of the issued and outstanding shares of Acreage Holdings, Inc. (“Acreage”) prior to the date federal laws in the United States are amended to permit the general cultivation, distribution and possession of marijuana (as defined in 21 U.S.C 802) or to remove the regulation of such activities from the federal laws of the United States; (ii) amend, modify, supplement or restate the arrangement agreement with Acreage (“Acreage Arrangement Agreement”); or (iii) waive any terms, covenants or conditions set forth in the Acreage Arrangement Agreement.

In addition, we agreed that, in the event that CBG exercises the Tranche A Warrants in full, the Company will purchase for cancellation the lesser of (i) 27,378,866 Shares, and (ii) Shares with a value of C$1,582,995,262, (or approximately US$1,190,254,137) during the period commencing on April 18, 2019 and ending on the date that is 24 months after the date that CBG exercises all of the Tranche A Warrants. If, for any reason, we do not purchase for cancellation the Shares within such period, we are required to pay to CBG an amount (the “Credit Amount”), as liquidated damages, equal to the difference between: (i) C$1,582,995,262 (or approximately US$1,190,254,137); and (ii) the actual purchase price we paid in purchasing Shares pursuant to the Consent Agreement. The Credit Amount will reduce the aggregate exercise price otherwise payable by CBG upon each exercise of the Final Warrants (including those Final Warrants reclassified as Tranche C Warrants).

We also agreed that if the CBI Group receives any notification or communication of any violation or contravention of applicable law or any liability to the CBI Group under applicable law or any notification or communication that would be expected to result in a violation or contravention of applicable law or any actual liability to the CBI Group under applicable law, as a result of the license agreement between us and Acreage, CBG has the right to direct and cause us to terminate the license agreement in accordance with its terms, provided that we will have an opportunity to cure any such violation, contravention or liability and CBG will be required to take all commercially reasonable efforts to assist us in addressing such violation, contravention or liability.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The following discussion and analysis of compensation arrangements of our NEO should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current considerations, expectations, and determinations regarding future compensation programs. The actual amount and form of compensation and the compensation programs that we adopt may differ materially from current or planned programs as summarized in this discussion.

Throughout this Compensation Discussion and Analysis (“CD&A”), we describe our executive compensation philosophy, program and decisions made in Fiscal 2020 for our named executive officers, as such term is defined by the SEC and National Instrument 51-102 – Continuous Disclosure Obligations (“NEOs”). For a complete understanding of the executive compensation program, this disclosure should be read in conjunction with the Summary Compensation Table and other executive compensation-related disclosure included in this Proxy Statement.

For Fiscal 2020, the Company’s NEOs included the CEO, the Executive Vice-President and Chief Financial Officer (“CFO”), the former co-CEO, the other former co-CEO, the former CFO and the Company’s next three most highly compensated executive officers, namely the President & Chief Product Officer, the Chief Legal Officer, and the Vice President, Chief Accounting Officer.

The following individuals are the NEOs for Fiscal 2020:

Name	Title
David Klein	Chief Executive Officer
Mike Lee	Executive Vice President & Chief Financial Officer
Rade Kovacevic	President & Chief Product Officer
Phil Shaer	Chief Legal Officer
Thomas Stewart	Vice President, Chief Accounting Officer
Bruce Linton	Former Co-Chief Executive Officer and Chairman(1)
Mark Zekulin	Former Chief Executive Officer(2)
Tim Saunders	Former Executive Vice President & Chief Financial Officer(3)

Notes:
(1)	Mr. Linton was terminated as co-CEO on July 2, 2019.
(2)
Mr. Zekulin served as President from August 4, 2016 to July 2, 2019. He was appointed co-CEO as of June 27, 2018 and was the sole CEO from July 2, 2019 until his resignation as CEO on December 21, 2019. Mr. Zekulin continued to act as a strategic advisor to the CEO until June 30, 2020.

(3)	Mr. Saunders retired from his position as CFO effective as of June 1, 2019 but continued to act as a strategic advisor to the Company until November 15, 2019.

Fiscal 2020 Performance Highlights

In Fiscal 2020, the Company saw significant achievements through a year replete with transitions and challenges. Highlights of Fiscal 2020 include:

•	Achievement of C$399 million (or approximately US$300 million) of net revenue, a 76% increase compared to the prior year;
•	Successful completion of a leadership transition with the hiring of a new Chief Executive Officer and Chief Financial Officer, both with significant CPG industry experience;
•	Launch of new products globally, focusing on CBD, vapes and beverages;

•	Initiation of a review of global market and operational footprint, which resulted in the optimization of production operations in Canada and prioritization of Canada, US and German markets;
•
Achievement of Shareholder support for plan of arrangement that will see the Company acquire Acreage upon federal permissibility of cannabis in the United States, subject to the satisfaction or waiver of various closing conditions, with an amended arrangement announced in June 2020 which remains subject to the satisfaction of various conditions, including the approval of the shareholders of Acreage;

•	Expanded our ability to serve the growing medical cannabis market in Germany with the acquisition C3, Europe’s largest cannabinoid-based pharmaceuticals company;
•
Acquisition of UK-based skincare company, This Works Products Limited, and a majority interest in sports nutrition company, Biosteel Sports Nutrition Inc., to provide platforms for entering the market for CBD-based health & wellness products in Canada, the United States and Europe;

•
Prepared to launch e-commerce site www.shopcanopy.com, which offers approximately 20 of the Company’s CBD products, ranging from hydration drink mixes to skin creams, to consumers in select US states; and

•	Prepared to launch partnership with Martha Stewart for the development of a range of CBD products that are expected to launch over the coming months.

Key Compensation Decisions Made in Fiscal 2020

During Fiscal 2020, we initiated a comprehensive review of our compensation philosophy and policies, including our objectives in determining both short-term and long-term incentives. This review of the Company’s total compensation was designed to vary the constituent elements of Company compensation through the use of various Share-based awards and short-term incentives Company-wide and to apply specific compensation mixes to defined salary bands within the Company. Through the reduction of the reliance on Options and the refinement of the Company’s salaries, short-term incentives and Share-based long-term incentives, this strategic redirection of compensation has created a model for sustained growth, retention of talent and appropriate alignment of incentives throughout the Company. As a result of this review, we adopted a new compensation policy, including updated compensation peer groups and benchmarking that reflect our business priorities, opportunities and challenges as a Canadian-based global company. Our new policy will support our need to hire executives from both Canada and the United States, as well as internationally. For our CEO, CFO and President & Chief Product Officer, we also suspended our previous policy with respect to the granting of Options in early Fiscal 2020, replacing this policy with a new long-term incentive approach for senior executives, that includes the adoption of performance share units (“PSUs”), which, in addition to having time-based vesting conditions, require the achievement of specified performance conditions in order to vest, as well as RSUs which are time-vesting only and do not require the achievement of specified performance conditions in order to vest.

Further, in Fiscal 2020, we engaged our new CEO and CFO, recognizing the opportunity that this change in leadership presented by allowing the Company to install seasoned senior leadership with broad and varied experience in multiple jurisdictions. As the Company moves from its early stages towards greater maturity with a defined strategy and goals, the attraction and retention of senior leaders to bring the Company through this new stage of development is critical. The selection and compensation of our new CEO and CFO, as well as the role and compensation review for our President & Chief Product Officer, reflect the Company’s commitment to executing on its new defined strategy.

Reflecting both our Fiscal 2020 financial results, and the review of our compensation policy, we made the following decisions for Fiscal 2020 and changes for Fiscal 2021 and thereafter:

Short-term Incentive Decisions

For Fiscal 2020, the Company granted annual bonuses to the NEOs in accordance with its obligations under employment agreements or on a discretionary basis, as applicable, for each NEO. For the new CEO, the annual bonus was paid in accordance with the Klein Agreement as a pro-rated amount of 125% of his base salary based on the number of days worked between Mr. Klein’s start date of January 14, 2020 and March 31, 2020. For the other NEOs, the Company had to contend with a number of transitional elements in Fiscal 2020 in determining annual bonuses, including the change in leadership which saw the departure of the co-CEOs and CFO through the beginning of Fiscal 2020 and a shift in corporate strategy which necessitated a reorientation and rationalization of the Company’s operations. This was in addition to challenges in the cannabis industry itself, including the slower than anticipated rollout of retail stores by the provincial government in Ontario. In view of the foregoing, the determination of bonuses in Fiscal 2020 was made by the Board on a discretionary basis. While the Board recognized that the Company continued to incur financial losses, the work of the NEOs in effecting the Company’s revised strategy and implementing a structure which is designed to reduce those financial losses and reorient the Company on a path towards sustained success underlay the rationale for the discretionary awards.

In Q4 of Fiscal 2020, and as part of the comprehensive review of compensation policies, the Board adopted a new program with respect to short-term incentives for the Company’s executive leadership team, including the NEOs, for Fiscal 2021. The new program measures performance against key financial and strategic objectives while maintaining an ongoing view and potential revisions based on the impacts of COVID-19, the impacts of which are reviewed quarterly. The program further provides for non-financial performance metrics related to the achievement of defined leadership objectives.

Long-term Incentive Review

As part of our comprehensive review of compensation policies, the Board initiated a review of the Omnibus Incentive Plan to reduce the utilization of Options with the goal of reducing the Company’s reliance on Options as the primary form of long-term incentive and varying the constituent of elements of the Company’s total compensation package to provide a mix of Share-based awards. Going forward, 50% of the NEOs long-term incentive grant will be comprised of Share units composed of a mix of RSUs and PSUs, noting that in Fiscal 2021 no performance conditions were imposed on Share unit awards granted in March 2020 due to the difficulty in establishing reasonable performance metrics due to the impacts of the COVID-19 outbreak.

Executive Appointments and Departures

Fiscal 2020 saw a reorganization of our executive team which included:

•	On June 1, 2019, Mike Lee was appointed as CFO.
•	On July 2, 2019, Rade Kovacevic was appointed President.
•	On July 2, 2019, Bruce Linton was terminated as co-CEO and resigned as a director and Chair of the Board.
•
On July 2, 2019, Mark Zekulin, who had been serving as co-CEO, was appointed as interim CEO and the Board initiated a search process for a new permanent CEO. Mr. Zekulin resigned as CEO effective as of December 21, 2019.

•	On January 14, 2020, David Klein, who had been serving as a director of the Company and Chair of the Board since Mr. Linton’s departure, was appointed as CEO.

Compensation paid to David Klein, Mike Lee and Rade Kovacevic

The Company entered into new employment agreements with Messrs. Klein, Lee and Kovacevic at the end of Fiscal 2020. In addition to setting annual base compensation at market rates relative to the Company’s peers for Fiscal 2021, one-time, performance-based Option grants were provided to Messrs. Klein and Kovacevic. For further details, see “Compensation Tables and Related Information—Employment Agreements” below.

Compensation paid to Bruce Linton, Mark Zekulin and Tim Saunders on Departure

For a discussion of the agreements with Messrs. Linton, Zekulin and Saunders upon their termination and/or resignation from the Company, as applicable, see “—Compensation Tables and Related Information—Employment Agreements” below.

Objectives and General Principles of the Compensation Program

Each NEO receives a base salary, which is paid in recognition for discharging job responsibilities and reflects the executive’s performance over time, as well as that individual’s particular experience and qualifications. An executive’s base salary is reviewed by the CGCN Committee on an annual basis and may be adjusted to take into account performance contributions for the year and to reflect performance contributions over a number of years.

The Company’s compensation philosophy is based on attracting, retaining and motivating employees with incentives aligned with corporate strategic objectives and the interests of Shareholders, all while effectively managing risk and broader stakeholder considerations. The Company believes that an effective compensation program founded on these principles is a key element to building long-term Shareholder value.

Attracting, Retaining and Motivating Talent – targets are set to ensure that they remain relevant to the markets in which the Company competes for talent both inside and outside the Company’s industry. The approach is intended to be flexible, and reflect the high growth, but maturing nature of the business, and its geographic profile

Alignment of Incentives with Corporate Strategies – Awards are generally expected to be linked to the Company’s short-term and long-term strategic objectives and “pay for performance” programs are generally expected to align with this philosophy.

Alignment with Shareholders’ Interests – given the “at risk” component of total compensation, weighted towards equity-based compensation, executives are generally rewarded for contributing to a higher return on Shareholders’ investment and their reward levels are negatively affected by a lower return on Shareholders’ investment. The use of equity-based compensation is intended to encourage executives to behave like and become material owners of the Company.

Effective Risk Management – compensation structure must encourage the Company’s management to take responsible risks and to manage those risks appropriately, as seen by all stakeholders.

Peer Groups and Compensation Benchmarking

During Fiscal 2020, the CGCN Committee, working with its independent executive compensation consultant, Hugessen, used two distinct groups of publicly traded peers in Fiscal 2020 to inform the setting of total direct compensation levels for select NEOs, including the CEO, CFO and President & Chief Product Officer. The primary group comprised similar-sized Canadian consumer-focused industry comparators, while a secondary group comprised similar-sized US consumer packaged goods and pharmaceutical comparators. These groups identified organizations that the Company would potentially compete with for talent.

1)	Canadian Consumer-Focused Group: similar-sized Canadian issuers in the consumer discretionary, consumer staples or pharmaceuticals industries
o	This is group is intended to represent a baseline of Canadian companies, with primary operations and leadership teams based in Canada
o	The lack of a sufficient number of size-appropriate cannabis companies in Canada required broadening the industry scope to consumer-focused sectors
o	Recognizing the breadth of the industries reviewed, market capitalization was used as the primary screening criteria to reflect the size and complexity of the Company’s operations
o	The criteria used to select the primary Canadian peer group included:
◾	Publicly traded company on the TSX
◾	Market capitalization between approx. 1/3 and 3 times that of the Company at the time of the review (with the Company positioned at or near median), and

◾	Operating within the consumer discretionary, consumer staples or pharmaceuticals industries
o	The primary peers selected for benchmarking executive compensation are:

Company Name	Industry	Market Cap ($MM)	Total Enterprise Value ($MM)	Total Assets ($MM)	Last Twelve Months Revenue ($MM)
Dollarama Inc.	General Merchandise Stores	$16,191	$19,461	$3,360	$3,698
Saputo Inc.	Packaged Foods and Meats	$15,576	$20,343	$10,050	$13,903
Metro Inc.	Food Retail	$14,106	$16,516	$10,847	$16,645
Empire Company Limited	Food Retail	$10,144	$11,691	$9,326	$25,525
Gildan Activewear Inc.	Apparel, Accessories and Luxury Goods	$9,808	$11,118	$4,095	$3,823
Canadian Tire Corporation, Limited	General Merchandise Stores	$8,589	$19,151	$17,287	$13,810
Aurora Cannabis Inc.	Pharmaceuticals	$7,589	$7,699	$4,876	$248
The Stars Group Inc.[1]	Casinos and Gaming	$5,665	$12,018	$15,372	$3,195
Canada Goose Holdings Inc.	Apparel, Accessories and Luxury Goods	$5,307	$5,798	$750	$857
Spin Master Corp.	Leisure Products	$4,167	$4,177	$1,363	$2,085
BRP Inc.	Leisure Products	$3,619	$4,980	$3,077	$5,693
Summary Statistics
P75		$12,125	$17,833	$10,449	$13,856
P50		$8,589	$11,691	$4,876	$3,823
P25		$5,486	$6,749	$3,218	$2,640
Average		$9,160	$12,087	$7,309	$8,135

Canopy Growth Corporation	Pharmaceuticals	$11,187	$9,217	$8,640	$291
Percent Rank		73%	34%	58%	1%

All Figures in CAD as of 28/08/2019
1Stars group was acquired by Flutter Entertainment in May 2020 and is no longer publicly traded.

2)	US Consumer Packaged Goods and Pharmaceutical Group: similar-sized US issuers in the consumer-packaged goods and pharmaceuticals industries.
o	More relevant for the most senior hires (e.g. CEO, CFO) which require a broader and deeper experience base and multi-geographical exposure
o	Recognizing the breadth of the industries reviewed, market capitalization was used as the primary screening criteria to reflect the size and complexity of the Company’s operations
o	The criteria used to select the secondary peer group included:
◾	Publicly traded company on a major US stock exchange
◾	Market capitalization between approx. 1/3 and 3 times that of the Company at the time of the review (with the Company positioned at or near median), and
◾	Operating within consumer-packaged goods or pharmaceuticals industries
o	The secondary peers selected for benchmarking executive compensation are:

Company Name	Industry	Market Cap ($MM)	Total Enterprise Value ($MM)	Total Assets ($MM)	Last Twelve Months Revenue ($MM)
Campbell Soup Company	Packaged Foods and Meats	$16,800	$28,879	$18,593	$10,696
The J. M. Smucker Company	Packaged Foods and Meats	$15,822	$23,792	$22,253	$10,139
Molson Coors Beverage Company	Brewers	$14,743	$27,460	$41,086	$13,871
Lamb Weston Holdings, Inc.	Packaged Foods and Meats	$13,316	$16,392	$4,036	$5,096
Catalent, Inc.	Pharmaceuticals	$10,130	$14,411	$6,061	$3,294
Bunge Limited	Agricultural Products	$9,867	$20,349	$26,506	$56,233
Jazz Pharmaceuticals plc	Pharmaceuticals	$9,520	$10,696	$7,100	$2,601
Post Holdings, Inc.	Packaged Foods and Meats	$9,431	$17,808	$15,399	$7,676
Perrigo Company plc	Pharmaceuticals	$8,453	$11,862	$14,987	$6,085
The Boston Beer Company, Inc.	Brewers	$6,975	$7,080	$872	$1,442
Horizon Therapeutics Public Limited Company	Pharmaceuticals	$6,833	$7,548	$5,379	$1,677
Ingredion Incorporated	Agricultural Products	$6,626	$9,178	$7,816	$8,385
Herbalife Nutrition Ltd.	Personal Products	$6,318	$8,190	$3,807	$6,333
Summary Statistics
P75		$13,316	$20,349	$18,593	$10,139
P50		$9,520	$14,411	$7,816	$6,333
P25		$6,975	$9,178	$5,379	$3,294
Average		$10,372	$15,665	$13,377	$10,271

Canopy Growth Corporation	Pharmaceuticals	$11,187	$9,217	$8,640	$291
Percent Rank		69%	25%	51%	MIN

All Figures in CAD as of 28/08/2019

To reflect the rapid evolution of the Company, the CGCN Committee will seek to review the appropriateness of the pay comparators on an annual basis.

In addition to its review of peer group executive compensation data, the CGCN Committee may utilize general executive compensation survey data when insufficient peer group data is available for a specific executive position or as another means of performing a market check on executive compensation levels and practices. This information assists the CGCN Committee make well-informed decisions regarding executive compensation matters.

Target Pay Positioning

For the NEOs, total direct compensation is targeted between the 50th percentile to 75th percentile of relevant publicly traded peers, weighted more heavily towards long-term equity-based compensation. Positioning within the range will depend upon the role, responsibilities, experience, and contributions of each NEO, as well as the comparability to the peer incumbents, and may fall outside the targeted parameters based on informed judgment.

Annual Oversight of Compensation

The CGCN Committee discharges the Board’s responsibilities relating to executive compensation, including the annual review and approval of NEO compensation. The CGCN Committee will annually review and recommend that the Board approve the compensation plan for our CEO and each other NEO.

The CGCN Committee reviews the executive compensation program at least annually, with Awards and adjustments generally being made between March and June of each year. Compensation decisions may be made at other times of the year in the case of promotions, new hires or changes in responsibilities. In making these determinations, the CGCN Committee may consider performance of the Company, the individual performance of a NEO, information from its independent compensation consultant, Hugessen, and recommendations from management.

Management personnel within our Human Resources Department support the CGCN Committee in its compensation work. Executive officers may make recommendations and provide information to, and answer questions from, the CGCN Committee as it fulfills its responsibilities regarding executive compensation. However, none of our NEOs make recommendations directly to the CGCN Committee regarding their own compensation.

The CGCN Committee undertakes its compensation review at the start of the year by establishing the levels and mix of compensation as well as performance goals and calibration. During the course of the year the CGCN monitors performance against goals and assesses compensation policies and programs. At the end of the year, the CGCN Committee assesses performance against goals and recommends payouts for Board approval.

The CGCN Committee engaged Hugessen in February 2019 to provide independent advice on executive compensation and related performance assessment and governance matters. The nature and scope of services provided by Hugessen to the CGCN Committee during Fiscal 2020 included:

o	Review, support and advice on:
◾	Redefining equity compensation levels with the goal of significantly reducing the Company’s equity compensation (Option) exposure and reducing dilution
◾	The Company’s compensation philosophy, peer group development, and incentive design
◾	Support to the CEO Search Committee, and the development of compensation terms and conditions for the new CEO
◾	Compensation for top executive officers
◾	Director compensation for Chair of the Board and CEO Search Committee
◾	Management-prepared materials and recommendations in advance of CGCN Committee meetings
o	Attendance at CGCN Committee meetings as requested

The CGCN Committee considers the information and advice provided by Hugessen, among other factors, in making its executive compensation decisions and recommendations to the Board.

Hugessen does not provide any services directly to management and any services provided by Hugessen require CGCN Committee chair approval. The CGCN Committee has considered the independence of Hugessen and has not identified any conflicts of interests regarding their services or employees.

Executive Compensation Risk Management

The Board considers and assesses, as necessary, the implications of risks associated with the Company’s compensation policies and practices and devotes such time and resources as it believes are appropriate given the Company’s current stage of development. The Company’s practice during Fiscal 2020 of compensating its executives through a mix of salary and incentives provided under the Omnibus Incentive Plan is designed to mitigate risk by: (i) ensuring that the Company retains such executives; and (ii) aligning the interests of its executives with the short-term and long-term objectives of the Company and its Shareholders. During Fiscal 2020, the Board did not identify any risks arising from the Company’s compensation policies and practices that the Board believed were reasonably likely to have a material adverse effect on the Company.

The CGCN Committee reviews the Company’s compensation practices and policies at least annually and more often as may be required to deal with particular issues that may arise between annual reviews.

The CGCN Committee and the Board have implemented policies designed to mitigate risk in the Company’s compensation policies and practices including the following:

•
the CGCN Committee’s annual review of the Company’s compensation practices is designed to ensure that the Company compensates its key employees satisfactorily to ensure the Company does not lose executives with critical skills;

•	a significant portion of each executive’s compensation is at-risk to align their interests with those of Shareholders and help motivate executives to drive Shareholder value;
•	annual performance-based cash incentives are capped;
•
the three-year vesting periods for all Options have been implemented to not only mitigate the risk of executives generating short-term benefits from the Omnibus Incentive Plan, but also to not reward executives if the market price of the Shares falls and conversely to reward them if the market price increases;

•	the introduction of PSUs, when implemented, will ensure that performance metrics form an on-going part of the Company’s compensation strategy and reinforces its approach to pay-for-performance;
•	in addition to cash incentives, increases to base salary and Option grants are largely based on executives’ overall performance, thereby providing the potential for a strong pay-for-performance link;
•	the terms of the Company’s Insider Trading Policy ensure that Options cannot be granted when the Company has undisclosed material information; and
•	the adoption of share ownership guidelines for the CEO and CFO set at 5 times and 3 times annual base salary, respectively.

The CGCN Committee and the Board have concluded that there appear to be limited risks arising from the Company’s current compensation programs and policies that are reasonably likely to have a material adverse effect on the Company. The Company’s executives are increasingly sought after, so the Company must ensure that its compensation programs remain competitive or risk losing valuable and skilled employees.

Components of Compensation

The Company’s compensation program applies to executives in various roles within the Company, including the NEOs, and consists of fixed and “at risk” compensation, provided in a mix of cash and equity. Although indirect compensation such as benefits and perquisites make up a portion of each executive’s compensation, the main components of the total compensation structure are described below.

Base Salary

The Company sets a compensation level for each executive based on market rates for similar positions and each executive’s expected contribution and past performance. Base salary forms the basis for attracting talent and remaining competitive with the market. Base salary is a fixed component of the executives’ compensation and is used to determine other elements of compensation and benefits. Base salary is established at the beginning of the year by taking into account the recommendations of the Company’s independent compensation consultant and, with respect to approving the appointment, promotion and termination of NEOs other than the CEO, the recommendations of the CEO. An executive’s base salary is intended to provide compensation to secure the executive’s services. Any increases to eligible executive’s compensation are, however, entirely “at risk” in that they are subject to the Company’s performance and the executive’s individual performance.

Short-Term Incentives

The short-term incentive plan (“STIP”) refers to the cash bonus opportunities executives are eligible to receive. The STIP links an executive’s pay to both individual and corporate achievements. The STIP is the first layer of variable compensation and is paid in cash following the release of year-end results based on annual performance. Going forward, the Company anticipates that bonuses will not be paid unless a threshold level of performance is achieved, with performance benchmarks being specified for each NEO including metrics and weightings that align with the business and reflect recommendations and input from the CEO, CGCN Committee and the independent compensation consultant, Hugessen.

The STIP is a leveraged bonus design, where executives may earn up to 200% of the target bonus opportunity (the “Target”). A Target will be set for each executive based on either a percentage of base salary or a fixed dollar amount. In a year in which corporate and individual objectives are fully met but not exceeded, it would be expected that the executive would earn his or her Target bonus level. However, subject to the CGCN Committee and Board exercising their discretion, in a year in which corporate and/or individual objectives were not met, it would be expected that an executive would be paid less than or possibly none of his or her full Target bonus level.

Similarly, in a year in which corporate and/or individual objectives are exceeded, there would be leverage applied to the at-risk portion of compensation and the eligible executives would be eligible to earn up to 200% of the Target. The upward leverage applied to any of the at-risk incentive programs are capped in the event the Company significantly surpassed its corporate objectives.

In Fiscal 2021, these objectives will take the form of short-term financial and operating metrics and individual objectives, all focused on positioning the Company for present and future success. The Company believes that the use of financial targets such as revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”) and free cash flow as well as individually determined non-financial metrics are the variables that are best correlated to the Company’s long-term, sustainable financial strength. The financial targets will be set at levels believed to be challenging yet realistically attainable given anticipated trends. The performance targets for the STIP are expected to be calculated in reference to the following: (i) net revenue, (ii) adjusted EBITDA (calculated as the reported net loss, adjusted to exclude income tax recovery (expense); other income (expense), net; loss on equity method investments; share-based compensation expense; depreciation and amortization expense; asset impairment and restructuring costs; and charges related to the flow-through of inventory step-up on business combinations, and further adjusted to remove acquisition-related costs), (iii) free cash flow (calculated as net cash provided by (used in) operating activities less purchases of and deposits on property, plant and equipment), and (iv) individual performance based on specific, individualized metrics. The Board will use these financial elements as benchmarks to determine the Company’s performance goals across all business areas and include achievements in finance and business development as compared to each executive in connection with their own individual success. The Company is monitoring the effects of the COVID-19 pandemic in relation to these objectives and may undertake proportional adjustments to the objectives following consultation with the CGCN Committee and the Board. For Fiscal 2020, annual cash bonuses were paid at the discretion of the Board with input from the CGCN Committee and the CEO (other than with respect to his own bonus). See “Key Compensation Decisions Made in Fiscal 2020- Short Term Incentive Decisions” above.

See “Securities Authorized for Issuance under Equity Compensation Plans – Omnibus Incentive Plan” and “Securities Authorized for Issuance under Equity Compensation Plans – Securities Outstanding under Equity Compensation Plans” for additional details.

Long-Term Incentives

Long-term incentives in the form of Options are intended to align the executive’s interests with those of the Shareholders. A holder of vested Options may acquire Shares at the exercise price established on the date of grant of such Options.

Options represent compensation that is intended to align executives’ interests with those of Shareholders by providing executives with the opportunity to become Shareholders. These are considered entirely “at risk” because the value of Options rises (and may fall) in conjunction with the market price of Shares. The Company believes that Options will promote the retention of employees.

Over the course of Fiscal 2020, the Company’s policy regarding long-term incentives was reviewed and changes have been implemented by the CGCN Committee to redefine the Company’s level of equity compensation exposure in order to reduce ongoing dilution.

See “Securities Authorized for Issuance under Equity Compensation Plans – Omnibus Incentive Plan” and “Securities Authorized for Issuance under Equity Compensation Plans – Securities Outstanding under Equity Compensation Plans” for additional details.

Long-Term Incentives – Fiscal 2020 and Fiscal 2021 Grants

Over the course of Fiscal 2020, the Company’s equity-based compensation policy was reviewed and changes have been implemented by the CGCN Committee to redefine the Company’s level of equity compensation exposure in order to reduce dilution.

The CGCN Committee has determined that for the CEO, CFO and President & Chief Product Officer, 50% of any long-term incentive grant will be comprised of PSUs, although for Fiscal 2021, no performance conditions were imposed on full Share awards granted in March 2020 due to the difficulty of establishing reasonable metrics in light of the uncertainty created by COVID-19. It is the CGCN Committee’s intention to grant PSUs in Fiscal 2022 when the impact of the COVID-19 pandemic is better understood and meaningful performance goals and targets can be determined.

Financial Instruments

Pursuant to the Company’s Insider Trading Policy, the NEOs and directors are not permitted to enter into any transaction that has the direct or indirect effect of offsetting the economic value of any interest in any security of the Company. This includes the purchase of financial instruments such as variable prepaid forward contracts, equity swaps, collars or units of exchange funds that are designed to hedge or offset a decrease in the market value of securities. To the Company’s knowledge, no executive officer or director of the Company has entered into or purchased such a financial instrument.

The Insider Trading Policy also provides that insiders of the Company should refrain from frequent buying and selling of the securities of the Company for the purpose of realizing the short-term profits and should acquire securities only as a long-term investment.

The Company Has Not Previously Been Subject to a Say-On-Pay Vote

Because the Company qualified to provide disclosure as a “foreign private issuer” under SEC rules until April 1, 2020, it has not previously been subject to a say-on-pay vote. The CGCN Committee and the Board will evaluate the results of the Say-on-Pay Proposal and expects to report on how it considered the results of the voting on the Say-on-Pay Proposal in determining compensation policies and decisions in its proxy statement for its next annual meeting of Shareholders.

Performance Graph

The following performance graph illustrates the Company’s cumulative Shareholder return assuming reinvestment of dividends, by comparing a C$100 investment in the Shares beginning April 1, 2015 to the return on the S&P/TSX Composite Index.

	March 31, 2015	March 31, 2016	March 31, 2017	March 31, 2018	March 31, 2019	March 31, 2020
Canopy Growth Corporation	100.00	124.29	507.14	1,602.86	2,406.41	851.52
S&P/TSX Composite Index	100.00	93.43	110.83	112.72	121.87	104.55
Figures in CDN

The Board is of the view that the Company’s management, including each of the NEOs, have delivered, and continue to deliver, excellent value to Shareholders over the period detailed above. As evidenced by the performance graph above, the Shares stayed relatively on par with the S&P/TSX Composite Index until Fiscal 2017 when the Shares significantly outperformed the S&P/TSX Composite Index, a trend which continued exponentially in Fiscal 2018 (as defined below) and Fiscal 2019 (as defined below). While the market value of the Shares declined in Fiscal 2020, Shareholder return over the last five years has significantly outperformed the S&P/TSX Composite Index. The trend shown in the above graph does not necessarily correspond to the Company’s compensation to its NEOs for Fiscal 2020 or for any prior fiscal periods. During Fiscal 2020, the cannabis market experienced considerable volatility. Share prices across the cannabis industry declined amid increased competition and a slower-than-expected development of the Canadian cannabis market, specifically relating to the limited roll-out of retail distribution in highly populated areas. The compensation for the NEOs in Fiscal 2020 does not necessarily correspond to the Share price performance over the applicable period due to the addition of several highly-qualified top executives and a difficult industry environment impacting the Share price. The increase in compensation paid to the NEOs in Fiscal 2020 was reflective of (i) significant changes to the makeup of the Company’s NEOs and the compensation required to attract highly qualified individuals that are capable of leading an organization of the Company’s size, delivering Shareholder value over the long-term and obtaining the Company’s goal of becoming a world-leader in the cannabis industry; and (ii) aligning the Company’s compensation practices with its peers.

COMPENSATION COMMITTEE REPORT

The members of the CGCN Committee have reviewed and discussed the contents of the CD&A with management. Based on such review and discussion with management, and subject to the limitations on the role and responsibility of the CGCN Committee, the CGCN Committee recommended to the Board that the CD&A be included in this Proxy Statement issued in connection with the Meeting and included in the Company’s Form 10-K for the year ended March 31, 2020 (as amended).

Respectfully submitted by the members of the Corporate Governance, Compensation and Nominating Committee

Terry Yanofsky (Chair)
Robert Hanson
David Lazzarato

The foregoing Compensation Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report shall not be incorporated by reference into any such filings.

EXECUTIVE COMPENSATION

Currency Conversion

Certain of the NEO’s employment agreements specify payments in US dollars, while others specify payments in Canadian dollars. Where payments and Share-based calculations are made in Canadian dollars, throughout this section we have converted Canadian dollars to US dollars using the Bloomberg average exchange rates for:

•	Fiscal 2020 of C$1.00 to US$0.7519 for the 12-month period ended March 31, 2020;
•	the fiscal year ended March 31, 2019 (“Fiscal 2019”) of C$1.00 to US$0.7623 for the 12-month period ended March 31, 2019; and
•	the fiscal year ended March 31, 2018 (“Fiscal 2018”) of C$1.00 to US$0.7799 for the 12-month period ended March 31, 2018.

Summary Compensation Table

The following table sets forth the compensation for Fiscal 2018, Fiscal 2019, and Fiscal 2020 awarded to, earned by, or paid to the NEOs.

Name and principal position	Year	Salary	Bonus	Stock awards(1)	Option awards(1)	Non-equity incentive plan compensation	All other compensation		Total
David Klein, Chief Executive Officer(2)	2020	210,000	304,688	7,510,510	24,798,373	-	949,135	(3)	33,772,706
	2019	-	-	-	-	-	-		-
	2018	-	-	-	-	-	-		-
Mike Lee, Chief Financial Officer(4)	2020	410,358	213,615	598,073	736,100	-	118,908	(5)	2,077,054
	2019	-	-	-	-	-	-		-
	2018	-	-	-	-	-	-		-
Rade Kovacevic, President & Chief Product Officer	2020	425,931	207,242	615,319	1,903,462	-	9,429	(6)	3,161,383
	2019	239,612	79,406	-	1,585,288	-	3,253		1,907,559
	2018	196,667	68,366	-	1,367,734	-	2,657		1,635,424
Phil Shaer, Chief Legal Officer	2020	199,340	53,573	158,622	292,837		14,918	(7)	719,290
	2019	172,969	72,419	-	1,585,288	-	3,218		1,833,894
	2018	147,233	41,770	-	302,028	-	2,782		493,813
Mark Zekulin, Former Chief Executive Officer(8)	2020	286,300	135,960		2,455,485		21,513	(9)	2,899,258
	2019	381,150	190,575	-	3,963,221	-	7,173		4,542,119
	2018	231,971	148,181	-	1,510,139	-	6,893		1,897,184
Tim Saunders, Former EVP and CFO(10)	2020	158,767	`	-	1,826,702	-	169,662	(11)	2,155,131
	2019	381,150	190,575	-	3,963,221	-	16,327		4,521,203
	2018	216,299	194,975	-	1,208,111	-	16,253		1,635,638
Bruce Linton, Former Co- Chief Executive Officer and Chairman (12)	2020	69,048	-	-	2,416,547		1,288,232	(13)	3,773,827
	2019	242,411	387,630	-	4,347,831	-	47,314		5,025,186
	2018	155,980	233,970	-	1,510,139	-	16,605		1,916,694
Thomas Stewart	2020	185,806	58,810	46,148	1,531,058		99,745	(14)	1,921,567
	2019	-	-	-	-	-	-		-
	2018	-	-	-	-	-	-		-

Notes:
(1)
The amounts in this column represent the aggregate grant date fair value of the relevant award(s) presented, as determined in accordance with FASB ASC Topic 718, “Compensation—Stock Compensation.” See note 21 of the notes to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020 regarding assumptions underlying valuation of equity awards. The amounts also include the Share-based calculations related to modifications of Option grants that occurred in the fiscal year.

(2)	Mr. Klein was appointed as CEO on January 14, 2020. Salary and bonus amounts reflect payments for the portion of Fiscal 2020 during which he was CEO.
(3)
Consists of US$910,600 in replacement compensation related to the CBI forfeited bonus, US$15,038 related to reimbursement of tax fees and US$23,497 in pro-rated portion of perquisite allowance received in the year.

(4)	Mr. Lee was seconded from CBI to Canopy Growth in April and May 2019. An amount of US$61,609 is included in salary related to this secondment.
(5)
Consists of US$8,745 in car allowance, US$77,406 in tax gross up, US$11,279 in reimbursement of tax fees and US$12,906 in pro-rated portion of perquisite allowance received in the year. In addition, amounts related to compensation while Mr. Lee was on secondment, include US$1,846 in car allowance and US$6,726 in retirement savings contributions.

(6)	Consists of US$8,290 in vacation pay and US$1,139 in health premiums
(7)	Consists of US$14,051 in vacation pay and US$867 in health premiums.
(8)	Mr. Zekulin resigned as CEO on December 21, 2019 but continued to act as a strategic advisor to the CEO until June 30, 2020.
(9)	Consists of US$17,222 in vacation pay and US$4,291 in health premiums
(10)	Mr. Saunders retired from his position as CFO effective as of June 1, 2019 but continued to act as consultant to the Company until November 15, 2019.
(11)	Consists of US$109,315 in severance, US$7,079 in car allowance, US$7,913 related to health premiums and US$45,355 in vacation pay.
(12)	Mr. Linton was terminated as co-CEO on July 2, 2019.
(13)	Consists of US$1,274,471 in severance payments, US$5,818 in life insurance and critical illness premiums and US$7,943 in applicable taxes.
(14)
Consists of US$11,279 in a signing bonus, US$65,883 in tax gross up, US$5,195 life insurance, US health insurance and other premiums, US$2,350 in vacation pay and US$15,038 in a relocation expense reimbursement.

Grants of Plan-Based Awards in Fiscal 2020

The following table sets forth the grants of plan-based awards made in Fiscal 2020. Non-equity incentive plan awards listed in the below were made pursuant to the terms of the respective NEO’s employment agreement. All equity incentive plan awards were made pursuant to the terms of the respective NEO’s employment agreement and the Omnibus Incentive Plan. With respect to January 14, 2020 grant to Mr. Klein in the table below, the Board took action to approve that grant on December 4, 2019. With respect to all other grants in the table below, the grant date was the same date as the Board or the CGCN Committee took action to make such grants.

								All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards(2)
Name	Grant date	Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards(1)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David Klein	NA	0	1,218,750	2,437,500	-	-	-	-	-	-	-
	NA	-	-	-	-	1,618,122	1,618,122	-	-	-	-
	14‑Jan‑20	-	-	-	-	-	-	258,782	-	-	6,171,951
	27‑Mar‑20	-	-	-	-	-	-	91,745	-	-	1,338,560
	27-Mar-20	-	-	-	-	-	-	-	183,489	14.59	1,647,471
Mike Lee	NA	0	326,728	653,456	-	-	-	-	-	-	-
	27-Mar-20	-	-	-	-	-	-	-	81,984	14.59	736,100
	27-Mar-20	-	-	-	-	-	-	40,992	-	-	598,073
Rade Kovacevic	NA	0	338,355	676,710	-		-	-	-	-	-
	12‑Dec‑19	-	-	-	-	96,946	96,946	-	-	-	-
	27-Mar-20	-	-	-	-	-	-	-	84,349	14.59	757,334
	27-Mar-20	-	-	-	-	-	-	42,174	-	-	615,319
Phil Shaer	27-Mar-20	-	-	-	-	-	-	10,872	-	-	158,622
	27-Mar-20	-	-	-	-	-	-	-	32,615	14.59	292,837
Thomas Stewart	15-Jul-19	-	-	-	-	-	-	-	82,500	35.17	1,493,195
	27-Mar-20	-	-	-	-	-	-	-	4,217	14.59	37,863
	27-Mar-20	-	-	-	-	-	-	3,163	-	-	46,148

Notes:
(1)	With respect to Messrs. Klein and Kovacevic, these amounts relate to the Klein Inducement Grant and the Kovacevic Inducement Grant, respectively, as described below under “Employment Agreements.”
(2)
The amounts in this column represent the aggregate grant date fair value of the relevant award(s) presented, as determined in accordance with FASB ASC Topic 718, “Compensation—Stock Compensation.” See note 21 of the notes to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020 regarding assumptions underlying valuation of equity awards.

Employment Agreements

For a discussion of the employment agreements of Messrs. Klein, Lee and Kovacevic, see “Compensation Discussion and Analysis— Compensation paid to David Klein, Mike Lee and Rade Kovacevic” above.

David Klein

Mr. Klein serves as CEO of the Company pursuant to an employment agreement between Mr. Klein and the Company dated December 8, 2019 (the “Klein Agreement”). As CEO, Mr. Klein reports to the Board and is entitled to a base salary of US$975,000 (or approximately C$1,296,715) per year, subject to review by the Board on an annual basis, and an annual perquisite allowance of C$125,000 (or approximately US$93,988).

Mr. Klein is eligible for a short-term annual incentive performance bonus of 125% of base salary (the “Klein Target Amount”), with a payout range of up to two times the Klein Target Amount based upon the achievement of certain mutually developed financial, operational, strategic and individual performance objectives approved by the Board. Pursuant to the Klein Agreement, for Fiscal 2020, Mr. Klein was entitled to and was paid the pro-rata amount of the Klein Target Amount based on the number of days worked.

Mr. Klein is also entitled to participate in the Omnibus Incentive Plan. Pursuant to the Klein Agreement, commencing in Fiscal 2021, Mr. Klein is eligible to receive an annual long-term award grant equal to 300% of base salary (using the fair market value of the Shares on the date of grant), 50% of which will be in the form of Options and 50% of which will be in the form of PSUs.

Pursuant to the Klein Agreement, the Company agreed that the CGCN Committee would recommend to the Board that (a) Mr. Klein be granted RSUs equal to the amount of forfeited equity value with Mr. Klein’s former employer, which on the date of the Klein Agreement was approximately US$7,000,000 (or approximately C$9,309,748), with such RSUs vesting on the same dates as the restricted share units granted by Mr. Klein’s former employer; (b) the Company provide Mr. Klein with a lump sum payment equal to the amount of Mr. Klein’s forfeited annual bonus from Mr. Klein’s former employer which totaled US$910,600 (or approximately C$1,211,065); and (c) Mr. Klein be granted 1,618,122 Options at an exercise price of C$24.72 (or approximately US$18.59) (clause (c), the “Klein Inducement Grant”).

The Klein Inducement Grant will vest on the second, third and fourth anniversaries of the date of grant, subject to meeting the following conditions: (a) 33.5% of the Options will vest only if during any 90-day period during the term of the Klein Inducement Grant, the average closing Share price on the TSX has appreciated by a minimum of 50% from the date of grant; (b) 33.5% of the Options will vest only if as at the end of any fiscal year during the term of the Klein Inducement Grant, audited annual revenue of C$2.5 billion (or approximately US$1.9 billion) is achieved by the Company for such fiscal year, as confirmed by the auditors of the Company; and (c) 33% of the Options will vest only if as at the end of any fiscal year during the term of the Klein Inducement Grant, a C$100 million (or approximately US$75 million) CAET (as defined below) is achieved by the Company for such fiscal year, as confirmed by the auditors of the Company. The Options granted under the Klein Inducement Grant have a six-year term.

          “CAET” means for any fiscal year of the Company, Adjusted EBITDA (as defined below) for such fiscal year further adjusted to remove any individual non-core market with negative Adjusted EBITDA outside of the Company’s core markets, which for greater certainty, for the purposes of the Klein Agreement and Kovacevic Agreement, are Canada, UK, Spain, Denmark, Chile and Brazil, as long as the negative Adjusted EBITDA is in-line with the Board approved plan for such removed market.

“Adjusted EBITDA” means, for any fiscal year of the Company, earnings before interest, tax, depreciation and amortization of the Company as set forth in the financial statements for the Company for such fiscal year then ended, adjusted to exclude share-based compensation expense, acquisition related costs including stock based compensation, and other non-cash items pursuant to past practices and approved by the Audit Committee.

Pursuant to the Klein Agreement, upon the creation of a retirement plan by the Company, the Company will contribute C$40,000 (or approximately US$30,076) per annum on Mr. Klein’s behalf to the applicable plan. The Company also agreed to reimburse Mr. Klein up to C$20,000 (or approximately US$15,038) for tax and legal advice in connection with the Klein Agreement. Mr. Klein also agreed that within three years of the commencement of his employment and thereafter during the term of his employment and for one year thereafter, Mr. Klein will maintain ownership of a minimum of five times his base salary in Shares (which may include RSUs).

The Company may terminate the Klein Agreement at any time without cause by providing (a) a lump sum payment equal to two times Mr. Klein’s base salary; (b) two times the average actual amounts paid as a short-term annual incentive performance bonus during the prior two years (or two times the Klein Target Amount if Mr. Klein has worked for less than two years); and (c) the continuation of benefits for a period of two years from the date of termination (it being understood that a payment will be made equal to the premium cost for any such benefits that cannot be continued). As a condition to receiving any payments which exceed the statutory entitlements upon termination without cause, Mr. Klein will be required to execute a release in favor of the Company.

The Klein Agreement contains certain non-competition and non-solicitation provisions in favor of the Company for a period of 12 months following the termination of the Klein Agreement.

Mike Lee

Mr. Lee provides services as Chief Financial Officer of the Company pursuant to an employment agreement between Mr. Lee and the Company dated March 31, 2020 (the “Lee Agreement”). As Executive Vice President and Chief Financial Officer, Mr. Lee reports to the CEO and is entitled to a base salary of US$435,637 (or approximately C$579,382) per year retroactive to July 1, 2019, subject to review by the Board on an annual basis, and an annual perquisite allowance of C$82,000 (or approximately US$61,656).

Mr. Lee is eligible for a short-term annual incentive performance bonus of 75% of his base salary (the “Lee Target Amount”), with a payout range of up to two times the Lee Target Amount based upon the achievement of certain mutually developed financial, operational, strategic and individual performance objectives approved by the Board.

Mr. Lee is also entitled to participate in the Omnibus Incentive Plan. Pursuant to the Lee Agreement, commencing in Fiscal 2021, Mr. Lee is eligible to receive an annual long-term award grant equal to 300% of base salary (using the fair market value of the Shares on the date of grant), 50% of which will be in the form of Options and 50% of which will be in the form of PSUs.

Pursuant to the Lee Agreement, upon the creation of a retirement plan by the Company, the Company will contribute US$17,500 (or approximately C$23,274) per annum on Mr. Lee’s behalf to the applicable plan. The Company also agreed to reimburse Mr. Lee up to C$15,000 (or approximately US$11,279) for tax and legal advice in connection with the Lee Agreement. Mr. Lee also agreed that within five years of the commencement of his employment and thereafter during the term of his employment and for one year thereafter, Mr. Lee will maintain ownership of a minimum of three times his base salary in Shares (which may include RSUs).

The Company may terminate the Lee Agreement at any time without cause by providing (a) 78 weeks’ notice or payment of Mr. Lee’s base salary in lieu of such notice (subject to the minimum amount of notice or pay in lieu of notice as required pursuant to the Employment Standards Act, 2000 (Ontario) (the “ESA”)); (b) one and a half times the average actual amounts paid as a short-term annual incentive performance bonus during the prior two years; (c) the continuation of certain benefits during the severance period; (d) any statutory severance pay that may be required pursuant to the ESA; and (e) the continuation of benefits for the minimum amount of time prescribed by the ESA. As a condition to receiving any payments which exceed the statutory entitlements upon termination without cause, Mr. Lee will be required to execute a release in favor of the Company.

Notwithstanding the terms of the Omnibus Incentive Plan, if: (a) a Change in Control (as defined in the Lee Agreement) occurs; and (b) the Company terminates Mr. Lee’s employment without cause no later than one year subsequent to the occurrence of a Change in Control, then any Options then granted to Mr. Lee, which have not yet then vested, will continue to vest, if they otherwise would have vested, for a period of one year subsequent to the date of termination.

The Lee Agreement contains certain non-competition and non-solicitation provisions in favor of the Company for a period of 12 months following the termination of the Lee Agreement.

Rade Kovacevic

Mr. Kovacevic provides services as President of the Company pursuant to an employment agreement between Mr. Kovacevic and the Company dated December 12, 2019 (the “Kovacevic Agreement”). As President, Mr. Kovacevic reports to the CEO and is entitled to a base salary of C$600,000 (or approximately US$451,140) per year retroactive to July 1, 2019, subject to review by the Board on an annual basis.

Mr. Kovacevic is eligible for a short-term annual incentive performance bonus of 75% of base salary (the “Kovacevic Target Amount”), with a payout range of up to two times the Kovacevic Target Amount based upon the achievement of certain mutually developed financial, operational, strategic and individual performance objectives approved by the Board. For Fiscal 2020, the Board exercised its discretion, with input from management, and paid Mr. Kovacevic an annual cash bonus in the amount of 75% of the Kovacevic Target Amount.

Mr. Kovacevic is also entitled to participate in the Omnibus Incentive Plan. Pursuant to the Kovacevic Agreement, commencing in Fiscal 2021, Mr. Kovacevic is eligible to receive an annual long-term award grant equal to 300% of base salary (using the fair market value of the Shares on the date of grant), 50% of which will be in the form of Options and 50% of which will be in the form of PSUs.

Pursuant to the Kovacevic Agreement, the Company agreed that the CEO would recommend to the Board that Mr. Kovacevic be granted 96,946 Options at an exercise price of C$27.85 (or approximately US$20.94) (the “Kovacevic Inducement Grant”).

The Kovacevic Inducement Grant will vest on the second, third and fourth anniversaries of the date of grant and will be subject to meeting the following conditions: (a) 1/3 of the Options will vest only if during any 90-day period during the term of the Kovacevic Inducement Grant, the average closing Share price on the TSX has appreciated by a minimum of 50% from the Share price on December 6, 2019; (b) 1/3 of the Options will vest only if as at the end of any fiscal year during the term of the Kovacevic Inducement Grant, audited annual revenue of C$2.5 billion is achieved by the Company for such fiscal year, as confirmed by the auditors of the Company; and (c) 1/3 of the Options will vest only if as at the end of any fiscal year during the term of the Kovacevic Inducement Grant, a C$100 million CAET is achieved by the Company for such fiscal year, as confirmed by the auditors of the Company.

The Company also agreed to reimburse Mr. Kovacevic up to C$15,000 (or approximately US$11,279) for tax and legal advice in connection with the Kovacevic Agreement. Mr. Kovacevic also agreed that within five years of the date of the Kovacevic Agreement and thereafter during the term of his employment and for one year thereafter, Mr. Kovacevic will maintain ownership of a minimum of three times his base salary in Shares (which may include RSUs).

The Company may terminate the Kovacevic Agreement at any time without cause by providing (a) 78 weeks’ notice or payment of Mr. Kovacevic’s base salary in lieu of such notice (subject to the minimum amount of notice or pay in lieu of notice as required pursuant to the ESA); (b) one and a half times the average actual amounts paid as a short-term annual incentive performance bonus during the prior two years; (c) the pro-rated short-term annual incentive performance bonus for the year worked to the date of termination; (d) any statutory severance pay that may be required pursuant to the ESA; and (e) the continuation of benefits for the minimum amount of time prescribed by the ESA. As a condition to receiving any payments which exceed the statutory entitlements upon termination without cause, Mr. Kovacevic will be required to execute a release in favor of the Company.

Any unvested Options or RSUs held by Mr. Kovacevic on the date of termination of the Kovacevic Agreement that were granted prior to the date of the Kovacevic Agreement will continue to vest for one year following Mr. Kovacevic’s termination.

The Kovacevic Agreement contains certain non-competition and non-solicitation provisions in favor of the Company for a period of 12 months following the termination of the Kovacevic Agreement.

Phil Shaer

Mr. Shaer provides services as the Chief Legal Officer of the Company pursuant to an employment agreement between Mr. Shaer and the Company’s subsidiary Tweed Inc. dated November 20, 2019 (the “Shaer Agreement”). As Chief Legal Officer, Mr. Shaer reports to the CEO of the Company and is entitled to a base salary of C$290,000 (or approximately US$218,051) per year.

Mr. Shaer is entitled to be considered for a discretionary annual performance bonus of no more than C$95,000 (or approximately US$71,431). Mr. Shaer is also entitled to participate in the Omnibus Incentive Plan. Notwithstanding the terms of the Shaer Agreement, Mr. Shaer is eligible to participate in any applicable incentive program adopted by the Company for executives then in effect.

The Company may terminate the Shaer Agreement at any time without cause by providing (a) a lump sum payment equal to one times Mr. Shaer’s base salary; and (b) the continuation of benefits for a period of one year from the date of termination (or payment in lieu of same), excluding disability, accidental death and dismemberment and life insurance benefits, which will end at the end of the minimum notice period required by the ESA. Any unvested Options or RSUs held by Mr. Shaer on the date of termination of the Shaer Agreement will continue to vest for one year following Mr. Shaer’s termination. As a condition to receiving any payments which exceed the statutory entitlements upon termination without cause, Mr. Shaer will be required to execute a release in favor of the Company.

If (a) the Shaer Agreement is terminated by the Company for any reason other than for cause within one year following a Change of Control (as defined in the Shaer Agreement); or (b) Mr. Shaer resigns within 60 days of either (i) being demoted or having his responsibilities materially reduced without his consent within one year following a Change of Control; or (ii) Mr. Shaer’s overall target rate of compensation is reduced within one year following a Change of Control, then, in such circumstances, (x) Mr. Shaer is entitled to receive any payments and benefits as though the Shaer Agreement was terminated without cause; and (y) any unvested Options and RSUs held by Mr. Shaer on the date of termination of the Shaer Agreement will vest and become immediately exercisable in accordance with the terms of the Omnibus Incentive Plan. As a condition to receiving such payments, Mr. Shaer will be required to execute a release in favor of the Company.

The Shaer Agreement contains certain non-competition and non-solicitation provisions in favor of the Company for a period of 12 months following the termination of the Shaer Agreement.

Thomas Stewart

Mr. Stewart provides services as Vice President, Chief Accounting Officer of the Company pursuant to an employment agreement between Mr. Stewart and the Company dated March 13, 2019 (the “Stewart Agreement”). As Vice President, Chief Accounting Officer, Mr. Stewart reports to the Chief Financial Officer and is entitled to a base salary of C$250,000 (or approximately US$187,975) per year and a one-time signing bonus of C$15,000 (or approximately US$11,279).

Mr. Stewart is entitled to be considered for a discretionary annual performance bonus of no more than 25% of base salary. Mr. Stewart is also entitled to participate in the Omnibus Incentive Plan. Pursuant to the Stewart Agreement, the Company agreed that the President would make a proposal to the Board that Mr. Stewart be granted 82,500 Options. Notwithstanding the terms of the Stewart Agreement, Mr. Stewart is eligible to participate in any applicable incentive program adopted by the Company for executives then in effect.

Pursuant to the Stewart Agreement, the Company agreed to pay for reasonable costs incurred in connection with the immigration of Mr. Stewart and his family to Canada, including an advance of C$20,000 (or approximately US$15,038) in connection with moving costs, and to reimburse Mr. Stewart for payments related to the continuation of benefits post-employment with his former employment until the end of July 2019.

The Company may terminate the Stewart Agreement at any time without cause by providing (a) 26 weeks’ notice or payment of Mr. Stewart’s base salary in lieu of such notice (subject to the minimum amount of notice or pay in lieu of notice as required pursuant to the ESA); (b) any statutory severance pay that may be required pursuant to the ESA; and (c) the continuation of benefits for the minimum amount of time prescribed by the ESA. As a condition to receiving any payments which exceed the statutory entitlements upon termination without cause, Mr. Stewart will be required to execute a release in favor of the Company.

The Stewart Agreement contains certain non-competition and non-solicitation provisions in favor of the Company for a period of 12 months following the termination of the Stewart Agreement.

Bruce Linton

Mr. Linton previously provided services as CEO of the Company pursuant to a consulting agreement between the Company, Mr. Linton and his holding company, HBAM Holdings Inc. (“HBAM”) dated May 15, 2017 (the “Linton Agreement”). HBAM was paid a salary of C$325,066 plus applicable taxes per annum (or approximately US$244,417) and was entitled to be considered for a discretionary annual performance bonus of C$300,000 plus applicable taxes (or approximately US$225,570). The Linton Agreement was terminated upon Mr. Linton’s termination without cause effective as of July 2, 2019.

In accordance with the terms of a termination agreement between the Company, Mr. Linton and HBAM, HBAM received a payment from the Company in the amount of C$1,695,000 including applicable taxes (or approximately US$1,274,471) and, in accordance with the terms of the Linton Agreement, the continuation of benefits for a period of two years from the date of termination (or payment in lieu of same). In addition, (a) all of Mr. Linton’s RSUs continued to vest in accordance with their terms (or, Mr. Linton would be provided with a payment in lieu of such continued vesting); and (b) all of Mr. Linton’s unvested Options immediately vested and remain exercisable until their original expiry date. As a condition to receiving such payments, in accordance with the terms of the Linton Agreement, Mr. Linton executed a release in favor of the Company.

The Linton Agreement contains certain non-competition and non-solicitation provisions in favor of the Company for a period of two years following the termination of the Linton Agreement. These restrictions cease to apply to Mr. Linton as of July 2, 2021.

Mark Zekulin

Mr. Zekulin provided services as President and subsequently as CEO of the Company pursuant to an executive employment agreement between Mr. Zekulin and the Company’s subsidiary Tweed Inc. dated September 21, 2018 (the “Zekulin Agreement”). Pursuant to the Zekulin Agreement, Mr. Zekulin was paid a salary of C$500,000 (or approximately US$375,950) per annum and was entitled to be considered for a discretionary annual performance bonus of C$250,000 (or approximately US$187,975). The Zekulin Agreement was terminated upon Mr. Zekulin’s resignation effective as of December 21, 2019. In connection with Mr. Zekulin’s resignation, the Company agreed to pay Mr. Zekulin a discretionary bonus of C$180,822 (or approximately US$135,960), calculated as the pro rata share of the discretionary bonus that Mr. Zekulin was otherwise eligible for pursuant to the Zekulin Agreement.

Pursuant to the Zekulin Agreement, all Options held by Mr. Zekulin vested and became immediately exercisable upon the termination of the Linton Agreement by the Company.

Mr. Zekulin continued to provide services to the Company as a strategic advisor to the CEO pursuant to an amendment to the Zekulin Agreement dated December 9, 2019 (the “Zekulin Consulting Agreement”). Pursuant to the Zekulin Consulting Agreement, Mr. Zekulin provided services to the Company one day per month until June 30, 2020. Mr. Zekulin’s base salary under the Zekulin Agreement was adjusted accordingly on a pro rata basis with no further discretionary bonus entitlements. Pursuant to the Zekulin Consulting Agreement, all vested Options held by Mr. Zekulin expire 90 days from the termination of the Zekulin Consulting Agreement.

The Zekulin Consulting Agreement contain certain non-competition and non-solicitation provisions in favor of the Company for a period of 12 months following the termination of the Zekulin Consulting Agreement. These restrictions cease to apply to Mr. Zekulin as of June 30, 2021.

Tim Saunders

Mr. Saunders provided services as Chief Financial Officer of the Company pursuant to an employment agreement between Mr. Saunders and the Company’s subsidiary Tweed Inc. dated April 24, 2015. Mr. Saunders resigned as Chief Financial Officer of the Company effective as of June 1, 2019.

Following Mr. Saunders’ resignation, Mr. Saunders continued to provide services to the Company pursuant to an amendment to Mr. Saunders’ employment agreement dated June 1, 2019 (the “Saunders Consulting Agreement”). Pursuant to the Saunders Consulting Agreement, Mr. Saunders was entitled to an annual fee of C$270,000 (or approximately US$203,013) until December 31, 2020. The Saunders Consulting Agreement was terminated upon Mr. Saunders’ resignation effective as of November 15, 2019. As an inducement for Mr. Saunders’ resignation, the Company agreed to pay Mr. Saunders, a lump sum payment equal to C$145,385 (or approximately US$109,315) for services up to and including May 31, 2020. The Company also agreed to the continuation of benefits for Mr. Saunders until December 31, 2020. In addition, all Options and RSUs held by Mr. Saunders vested and became immediately exercisable upon the termination of the Saunders Consulting Agreement and continue to be exercisable in accordance with the terms of the Omnibus Incentive Plan until March 31, 2021.

The Saunders Consulting Agreements contain certain non-competition and non-solicitation provisions in favor of the Company for a period of 12 months following the termination of the Saunders Consulting Agreement. These restrictions cease to apply to Mr. Saunders as of November 15, 2020.

Outstanding Equity Awards at March 31, 2020

The following table presents information concerning outstanding Options, RSUs, and PSU awards to each of the NEOs as of March 31, 2020, the Company’s fiscal year end.

Name		Option awards					Stock awards
	Grant date(1)	Number of securities underlying unexercised options - (#) exercisable	Number of securities underlying unexercised options - (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
David Klein	6-Dec-19(3)	-	-	1,618,122	18.65	6-Dec-25	-	-	-	-
	14-Jan-20	-	-	-	-	-	258,782	6,171,951	-	-
	27-Mar-20	-	-	-	-	-	91,745	1,338,560	-	-
	27-Mar-20	-	183,489	-	14.59	27-Mar-26	-	-	-	-
Mike Lee	24-Dec-18	150,000	300,000	-	26.81	24-Dec-24	-	-	-	-
	27-Mar-20	-	81,984	-	14.59	27-Mar-26	-	-	-	-
	27-Mar-20	-	-	-	-	-	40,992	598,073	-	-
Rade Kovacevic	27-Feb-17	13,333	-	-	20.64	27-Feb-23	-	-	-	-
	28-Jun-17	-	73,333	-	6.26	28-Jun-23	-	-	-	-
	15-Feb-18	40,000	20,000	-	22.49	15-Feb-24	-	-	-	-
	24-Dec-18	33,333	66,667	-	26.81	24-Dec-24	-	-	-	-
	12-Dec-19(4)	-		96,946	21.13	12-Dec-25	-	-	-	-
	27-Mar-20	-	84,349	-	14.59	27-Mar-26	-	-	-	-
	27-Mar-20	-	-	-	-	-	42,174	615,319	-	-
Phil Shaer	29-Jun-16	36,667	-	-	2.08	7-Jul-22	-	-	-	-
	28-Jun-17	-	33,333	-	6.26	28-Jun-23	-	-	-	-
	24-Dec-18	33,333	66,667	-	26.81	24-Dec-24	-	-	-	-
	27-Mar-20	-	32,615	-	14.59	27-Mar-26	-	-	-	-
	27-Mar-20	-	-	-	-	-	10,872	158,622	-	-
Mark Zekulin	29-Jun-16	50,000	-	-	2.08	28-Sep-20	-	-	-	-
	24-Mar-17	50,000	-	-	7.37	28-Sep-20	-	-	-	-
	28-Jun-17	166,667	-	-	6.26	28-Sep-20	-	-	-	-
	24-Dec-18	250,000	-	-	26.81	28-Sep-20	-	-	-	-
Bruce Linton	28-Jun-17	233,333	-	-	6.26	28-Jun-23	-	-	-	-
	23-Mar-18	2,798	-	-	25.90	23-Mar-24	-	-	-	-
	23-Mar-18	26,006	-	-	25.90	23-Mar-24	-	-	-	-
	24-Dec-18	250,000	-	-	26.81	23-Dec-24	-	-	-	-
Tim Saunders	29-Jun-16	33,333	-	-	2.08	31-Mar-21	-	-	-	-
	24-Mar-17	41,667	-	-	7.37	31-Mar-21	-	-	-	-
	28-Jun-17	133,333	-	-	6.26	31-Mar-21	-	-	-	-
	24-Dec-18	250,000	-	-	26.81	31-Mar-21	-	-	-	-
Thomas Stewart	15-Jul-19	-	82,500	-	35.17	15-Jul-25	-	-	-	-
	27-Mar-20	4,217	-	-	14.59	27-Mar-26	-	-	-	-
	27-Mar-20	-	-	-	-	-	3,163	46,148	-	-

Notes:
(1)
Unless otherwise indicated, with respect to all of the outstanding Options, RSUs and PSUs awarded to the NEOs as of March 31, 2020, one-third of each grant will vest on each of the first three annual anniversaries of the date of the grant, subject to the continued employment of the respective NEO.

(2)
The market value of the unvested stock awards is calculated by multiplying the number of unvested Shares held by the applicable NEO by the closing price of the Shares on March 31, 2020 which was US$14.42.

(3)
These Options will vest on the second, third and fourth anniversaries of the date of grant, subject to meeting the following conditions: (a) 33.5% of the Options will vest only if during any 90-day period during the term of the Klein Inducement Grant, the average closing Share price on the TSX has appreciated by a minimum of 50% from the date of grant; (b) 33.5% of the Options will vest only if as at the end of any fiscal year during the term of the Klein Inducement Grant, audited annual revenue of C$2.5 billion is achieved by the Company for such fiscal year, as confirmed by the auditors of the Company; and (c) 33% of the Options will vest only if as at the end of any fiscal year during the term of the Klein Inducement Grant, a C$100 million CAET is achieved by the Company for such fiscal year, as confirmed by the auditors of the Company.

(4)
These Options will vest on the second, third and fourth anniversaries of the date of grant and will be subject to meeting the following conditions: (a) 1/3 of the Options will vest only if during any 90-day period during the term of the Kovacevic Inducement Grant, the average closing Share price on the TSX has appreciated by a minimum of 50% from the Share price on December 6, 2019; (b) 1/3 of the Options will vest only if as at the end of any fiscal year during the term of the Kovacevic Inducement Grant, audited annual revenue of C$2.5 billion is achieved by the Company for such fiscal year, as confirmed by the auditors of the Company; and (c) 1/3 of the Options will vest only if as at the end of any fiscal year during the term of the Kovacevic Inducement Grant, a C$100 million CAET is achieved by the Company for such fiscal year, as confirmed by the auditors of the Company.

Option Exercises and Stock Vested in Fiscal 2020

The following table presents information concerning Option exercises and Shares acquired upon vesting of RSU awards by each of our NEOs in Fiscal 2020:

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
David Klein	-	-	-	-
Mike Lee	-	-	-	-
Rade Kovacevic	116,669	4,105,809	-	-
Phil Shaer	-	-	-	-
Mark Zekulin	266,666	9,170,527	-	-
Tim Saunders	-	-	-	-
Bruce Linton	447,736	13,461,224	-	-
Thomas Stewart	-	-	-	-

Notes:
(1)
These amounts reflect the aggregate of the differences between the exercise price of the Option and the market price of a Share at the time of exercise for each stock option exercised by a named executive officer in Fiscal 2020.

Potential Payments Upon Termination or Change-in-Control

A narrative description of the individual payments the Company is currently required to make upon termination or a change in control of the Company is described above under “Employment Agreements”.

Potential Payments Upon Termination in the Absence of a Change in Control

The following table sets forth the details regarding the estimated payments from the Company to each of the NEOs, assuming termination without cause was effective on March 31, 2020 based on their employment agreements in effect at such time and assuming no change-in-control:

Name and Position	Cash Payment ($)	Accelerated Awards ($)	Benefits ($)	Total ($)
David Klein, Chief Executive Officer	4,387,500(1)	N/A	-(2)	4,387,500
Mike Lee, Chief Financial Officer	973,878(3)	N/A	-(2)	973,878
Rade Kovacevic, President & Chief Product Officer	891,697(4)	900,533(5)	531(6)	1,792,231
Phil Shaer, Chief Legal Officer	218,051(7)	409,333(8)	6,372(9)	627,916
Thomas Stewart, Vice President, Chief Accounting Officer	93,988(10)	N/A	123(11)	94,111

Notes:
(1)
Upon termination without cause effective March 31, 2020, Mr. Klein would have been entitled to a payment in the amount of $4,387,500, representing two times his base salary plus two times the Klein Target Amount.

(2)
As of March 31, 2020, neither David Klein nor Mike Lee were participants in Canopy’s benefits plan. In the event of termination of Mike Lee, benefits costs currently being paid by CBI would need to be covered for a period of 78 weeks. This cost is not currently readily determinable.

(3)
Upon termination without cause effective March 31, 2020, Mr. Lee would have been entitled to a payment in the amount of $973,878, representing 78 weeks of his base salary plus one and a half times the average actual amounts paid as short-term annual incentive performance bonuses to Mr. Lee during the prior two years. The only bonus paid to date, for the year ended March 31, 2020, of $213,615 was used in the calculation.

(4)
Upon termination without cause effective March 31, 2020, Mr. Kovacevic would have been entitled to a payment in the amount of $891,697, representing 78 weeks of his base salary plus one and a half times the average actual amounts paid as short-term annual incentive performance bonuses to Mr. Kovacevic during the prior two years.

(5)
Upon termination without cause effective March 31, 2020, any unvested Options or RSUs held by Mr. Kovacevic on the date of termination that were granted prior to the date of the Kovacevic Agreement will continue to vest for one year following Mr. Kovacevic’s termination. The value attributed to such Awards is calculated based on the number of Options and RSUs that would vest during such one-year period and based upon the closing price of the Shares on the TSX on March 31, 2020. For the purposes of Options, the value is determined relative to the exercise price of such Options.

(6)	Upon termination without cause effective March 31, 2020, Mr. Kovacevic’s benefits would continue for the minimum amount of time prescribed by the ESA, which is 4 weeks.

(7)	Upon termination without cause effective March 31, 2020, Mr. Shaer would have been entitled to a payment in the amount of $218,051, representing one times his base salary.

(8)
Upon termination without cause effective March 31, 2020, any unvested Options or RSUs held by Mr. Shaer will continue to vest for one year following Mr. Shaer’s termination. The value attributed to such Awards is calculated based on the number of Options and RSUs that would vest during such one-year period and based upon the closing price of the Shares on the TSX on March 31, 2020. For the purposes of Options, the value is determined relative to the exercise price of such Options.

(9)	Upon termination without cause effective March 31, 2020, Mr. Shaer’s benefits would continue for a period of one year.

(10)	Upon termination without cause effective March 31, 2020, Mr. Stewart would have been entitled to a payment in the amount of $93,988, representing 26 weeks of his base salary.

(11)	Upon termination without cause effective March 31, 2020, Mr. Stewart’s benefits would continue for the minimum amount of time prescribed by the ESA, which is 1 week.

Subject to the specific terms of the NEOs’ respective employment agreements, upon a termination of the NEO without cause, Options, RSUs and other Awards will be treated in accordance with the terms of the Omnibus Incentive Plan.

Potential Payments Upon Termination Following a Change in Control

None of the NEOs are entitled to a payment upon a change of control pursuant to the terms of their respective employment agreements. However, certain of the NEOs’ employment agreements and the Omnibus Incentive Plan address the treatment of Awards held by the NEOs in the event of a termination following a change of control. The following table sets forth the details regarding the value to be received by each of the NEOs, assuming a termination following a change of control occurred on March 31, 2020:

Name and Position	Cash Payment ($)	Accelerated Awards ($)	Benefits ($)	Total ($)
David Klein, Chief Executive Officer	N/A	-	N/A	-
Mike Lee, Chief Financial Officer	N/A	(1)	N/A	-
Rade Kovacevic, President & Chief Product Officer	N/A	-	N/A	-
Phil Shaer, Chief Legal Officer	N/A	409,333(2)	N/A	-
Thomas Stewart, Vice President, Chief Accounting Officer	N/A	-	N/A	-

Notes:
(1)
Pursuant to the Lee Agreement, if Mr. Lee is terminated without cause within one year following a Change in Control (as defined in the Lee Agreement), any unvested Options held by Mr. Lee will vest. The value attributed to such Awards is calculated based on the number of Awards and the closing price of the Shares on the TSX on March 31, 2020. For the purposes of Options, such value is determined relative to the exercise price of such Options. For all Awards the exercise price is above the market price of the Shares at March 31, 2020.

(2)
Pursuant to the Shaer Agreement, any unvested Options or RSUs held by Mr. Shaer will vest if (a) the Shaer Agreement is terminated by the Company for any reason other than for cause within one year following a Change of Control (as defined in the Shaer Agreement); or (b) Mr. Shaer resigns within 60 days of either (i) being demoted or having his responsibilities materially reduced without his consent within one year following a Change of Control; or (ii) Mr. Shaer’s overall target rate of compensation is reduced within one year following a Change of Control. In such circumstances, Mr. Shaer is entitled to receive any payments and benefits as though the Shaer Agreement was terminated without cause. The value attributed to such Awards is calculated based on the number of Awards and based upon the closing price of the Shares on the TSX on March 31, 2020. For the purposes of Options, such value is determined relative to the exercise price of such Options.

CEO Pay Ratio

Set forth below is the annual total compensation of our median employee, the annual total compensation of our CEO, Mr. Klein (adjusted in accordance with the SEC’s pay ratio rules due to his service as CEO for only a portion of Fiscal 2020), and the ratio of those two values:

•	The Fiscal 2020 annual total compensation of the median employee of Canopy (other than our CEO, Mr. Klein) was $32,386;

•	The Fiscal 2020 annual total compensation of our CEO, Mr. Klein, was US$33,772,706 (or approximately C$44,916,485);

•	For Fiscal 2020, the ratio of the annual total compensation of the CEO to the median annual total compensation of all our other employees was 1,042 to 1.

Background

To identify our median employee, we used our entire employee population as of March 31, 2020, and measured compensation based on annualized base pay and bonuses, year-to-date overtime and other year-to-date cash wages including allowances.

After identifying our median employee, who is located in Canada, we calculated Fiscal 2020 total compensation using the same methodology that we use to determine our NEOs’ annual total compensation for the Summary Compensation Table. Amounts that were originally paid or recorded in Canadian dollars were converted to US dollars using the Bloomberg average exchange rate of C$1.00 to US$0.7519 for the 12-month period ended March 31, 2020.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records, pursuant to the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

DIRECTOR COMPENSATION

Director Compensation

The Company’s director compensation program is designed to attract and retain qualified individuals to serve on the Board. The CGCN Committee assesses the director compensation program annually and makes recommendations with respect to director compensation to the Board. For Fiscal 2020, non-employee directors received the following amounts in connection with their services to the Company in their capacity as directors:

2020 Fees(1)	Annual Amount (C$)
Lead Director Retainer	200,000 (US$150,380)
Chair Retainer(2)	225,000 (US$169,178)
Board Retainer	150,000 (US$112,785)
Annual Equity Grant – Chair - RSUs(2)	225,000 (US$169,178)
Annual Equity Grant – Non- Chair Board Member- RSUs	150,000 (US$112,785)
Audit Committee Chair Retainer	30,000 (US$22,557)
Audit Committee Member Retainer	15,000 (US$11,279)
CGCN Committee Chair Retainer	20,000 (US$15,038)
CGCN Committee Member Retainer	15,000 (US$11,279)

Notes:
(1)
All fees are paid on a monthly basis. Mr. Newlands voluntarily waived his right to receive the Board approved director compensation in Fiscal 2020 and Mr. Hanson voluntarily waived his right to receive the Board approved director compensation from June of Fiscal 2020 onwards.

(2)	Effective January 21, 2020 upon the appointment of Ms. Schmeling as Chair of the Board.
(3)
In addition to the fees noted above, during Fiscal 2020 Ms. Schmeling and Mr. Stringham received C$45,000 (or approximately US$33,836) and C$50,000 (or approximately US$37,595), respectively, for serving on an ad hoc CEO search committee.

Director Compensation in Fiscal 2020

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)(3)	Total ($)
John Bell	160,875	-	160,875
Robert Hanson	20,051	-	20,051
William Newlands	-	-	-
Judy A. Schmeling	169,178	153,837	323,104
Peter E. Stringham	157,899	-	157,899
Theresa Yanofsky	-	105,645	105,645
David Lazzarato	-	105,645	105,645

Notes:
(1)
This column reflects the following amounts earned or paid during Fiscal 2020: (i) a cash retainer for Board service and (ii) cash retainers for serving as a committee member, a committee Chair or Chair of the Board.

(2)
The amounts in this column represent the aggregate grant date fair value of the relevant award(s) presented, as determined in accordance with FASB ASC Topic 718, “Compensation—Stock Compensation.” See note 21 of the notes to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020 regarding assumptions underlying valuation of equity awards.

(3)	As of March 31, 2020, the aggregate number of unvested RSUs held by each non-employee director was as follows:

Name	Number of Unvested RSUs
John Bell	-
Robert Hanson	-
William Newlands	-
Judy A. Schmeling	7,908
Peter E. Stringham	-
Theresa Yanofsky	5,479
David Lazzarato	5,479

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth the details regarding the number of Shares to be issued upon exercise of outstanding Options, RSUs and PSUs (as such terms are defined below) and the weighted average exercise price of the outstanding Options in connection with the Omnibus Incentive Plan as at March 31, 2020:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans(1)
Equity compensation plans approved by security holders(2)	33,391,944(3)	$34.60	19,124,995
Equity compensation plans not approved by security holders	-	-	-
Total	33,391,944	$34.60	19,124,995

Notes:
(1)	Based on the maximum number of Shares available for issuance under the Omnibus Incentive Plan, being 52,516,939 Shares, or 15% of the 350,112,927 outstanding Shares as at March 31, 2020.
(2)
The maximum number of Shares issuable from treasury pursuant to Awards under the Omnibus Incentive Plan cannot exceed 15% of the total outstanding Shares from time to time, less the number of Shares issuable pursuant to the ESPP, which is the only other security-based compensation arrangement of the Company. As of March 31, 2020, no Shares had been issued pursuant to the ESPP since its adoption.

(3)	Represents the number of Shares reserved for issuance upon the exercise or vesting, as applicable, of the denoted outstanding Options, RSUs and PSUs issued pursuant to the Omnibus Incentive Plan.

Securities Outstanding under Equity Compensation Plans

The following table sets forth the details regarding the number of Shares reserved for issuance under Awards currently outstanding pursuant to the Omnibus Incentive Plan as at March 31, 2020 and August 6, 2020:

Number of Shares Reserved for Issuance and Percentage of Outstanding Shares(1)
Compensation Security	as at March 31, 2020(2)	as at August 6, 2020(3)
Options	32,508,395 (9.3%)	27,518,668 (7.4%)
RSUs	883,009 (0.2%)	760,080 (0.2%)
Total	33,391,944 (9.5%)	28,278,748 (7.6%)

Notes:
(1)	As of March 31, 2020 and August 6, 2020, no Shares had been issued pursuant to the ESPP since its adoption.
(2)	Percentages based on 350,112,927 outstanding Shares as at March 31, 2020.
(3)	Percentages based on 371,267,049 outstanding Shares as at August 6, 2020.

To date, no DSUs, Restricted Stock (as such terms are defined below) or stock appreciation rights have been issued pursuant to the Omnibus Incentive Plan.

Burn Rate

The “burn rate” (calculated by dividing the number of awards granted under the Canopy Growth Corporation Amended and Restated Omnibus Incentive Plan (the “Omnibus Incentive Plan”) during the applicable year, by the weighted average number of securities outstanding for the applicable fiscal year) for the Omnibus Incentive Plan was 2.97% in Fiscal 2020, 8.69% in Fiscal 2019 and 7.36% in Fiscal 2018. The weighted average number of Shares outstanding as of March 31, 2020, March 31, 2019 and March 31, 2018, being 348,038,163, 266,997,406 and 177,301,767, respectively.

Terms of the Omnibus Incentive Plan and the Canopy Growth Corporation Employee Stock Purchase Plan

For a summary of terms of the Omnibus Incentive Plan and the Canopy Growth Corporation Employee Stock Purchase Plan, see “Proposal No. 3 – Omnibus Incentive Plan Proposal” and “Proposal No. 4 – ESPP Proposal,” respectively.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

Other than as disclosed in this Proxy Statement, no individual who is, or at any time during the financial year ended March 31, 2020 was, a director or officer of the Company, a Nominee, or any associate of any one of the foregoing persons is, or at any time since the beginning of the financial year ended March 31, 2020 has been, indebted to the Company or any of its subsidiaries (other than in respect of amounts which constitute routine indebtedness) or was indebted to another entity, where such indebtedness is, or was at any time since the beginning of the financial year ended March 31, 2020, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries. For the purposes of this paragraph, “support agreement” includes, but is not limited to, an agreement to provide assistance in the maintenance or servicing of any indebtedness and an agreement to provide compensation for the purpose of maintaining or servicing any indebtedness of the borrower.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than (i) as disclosed herein; and (ii) Mr. Hanson, Mr. Newlands and Ms. Schmeling, each of whom declared that they were either executive officers or directors of CBI and abstained from voting in respect of the consent agreement dated June 24, 2020 entered into between the Company and CBG in connection with the proposal agreement between the Company and Acreage dated June 24, 2020, to the best of the Company’s knowledge, no director or executive officer of the Company or persons or companies who directly or indirectly beneficially own, or exercise control or direction over, more than 10% of any class of the Company’s outstanding voting securities, nor any associate or affiliate of the foregoing persons, has or has had any material interest, direct or indirect, in any transaction since the commencement of the Company’s most recent financial year or in any proposed transaction which has materially affected or will materially affect the Company.

MANAGEMENT CONTRACTS

The management functions of the Company are not, to any substantial degree, performed by a person or persons other than the Company’s directors or senior officers.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

We or one of our subsidiaries may occasionally enter into transactions with certain “related persons” as defined in Item 404 of Regulation S-K. Related persons include our executive officers, directors, Nominees, persons owning 5% or more of the Shares, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. We generally refer to transactions with these related persons as “related person transactions”.

Relationship with CBI Group

See the information under the headings “The CBI Investments,” “Investor Rights Agreement” and “Consent Agreement” in the section entitled, “Security Ownership of Certain Beneficial Owners and Management” above for a discussion of the Company’s relationship with CBI Group.

In addition, some of our officers and directors have relationships with or are/were employed by the CBI Group, which include the following:

•	David Klein, our Chief Executive Officer, previously served as Executive Vice President and Chief Financial Officer of CBI;

•	Mike Lee, our Chief Financial Officer, previously served as Senior Vice President and Chief Financial Officer, Wine & Spirits at CBI;

•	Thomas Stewart, our Chief Accounting Officer, previously served as Senior Director, Global Accounting at CBI;

•	William Newlands, one of our directors, currently serves as the Chief Executive Officer and President of CBI and is also a director of CBI;

•	Robert L. Hanson, one of our directors, currently serves as the President, Wine & Spirits at CBI;

•	Judy A. Schmeling, the chair of the Board and the chair of the Audit Committee, is also a director of CBI; and

•	Jim Sabia, a Board observer and Nominee, serves as Executive Vice President and Chief Marketing Officer of CBI.

Other Transactions

In Fiscal 2019, the Company entered into an agreement with Hot Tomali Communications Inc. (“Hot Tomali”), and entity controlled by Thomas Stringham, the son of Peter Stringham, a former director of the Company. Hot Tomali provided consulting and professional services to the Company for the purpose of setting up training platforms for multiple brands across several countries. Between March 2019 and March 2020, the Company paid Hot Tomali fees totaling approximately C$1,940,679 (approximately US$1,459,197) for services rendered. At the time the Company entered into the agreement with Hot Tomali, by virtue of the Company’s status as a “foreign private issuer” under SEC rules, the members of the Audit Committee were only subject to the independence criteria contained in Rule 10A‑3 under the Exchange Act and not the definition of “independent director” under Section 303A.02 of the NYSE Listed Company Manual (the “NYSE General Independence Rule”). At such time and until his resignation from the Board on March 31, 2020, Mr. Stringham was considered an independent director in accordance with NI 52-110 and Rule 10A-3. Further, the Related Party Transaction Policy adopted by the Board on March 23, 2020 was not in effect at the time the agreement with Hot Tomali was entered into. In anticipation of the Company no longer qualifying as a “foreign private issuer” and, as a result, being required to comply with all of the NYSE corporate governance rules, the Company advised Mr. Stringham of the NYSE General Independence Rule and that the Company’s agreement with Hot Tomali and the fees paid thereunder made him ineligible to serve on the Audit Committee when the Company became subject to all the NYSE corporate governance rules on April 1, 2020. Mr. Stringham resigned as a director on March 31, 2020.

On May 12, 2017, the Company advanced C$503,333 (approximately US$392,549) to certain employees, officers, directors and consultants of the Company, which was used by such individuals to purchase shares in the capital of Canopy Rivers Corporation, a subsidiary of the Company (which were subsequently exchanged for Subordinated Voting Shares of Canopy Rivers in connection with its going public transaction in September 2018). The shares acquired by each individual through these share purchase loans were placed in trust and vested in tranches over three years. On May 8, 2018, in advance of the Company’s listing on NYSE, share purchase loans in the amount of approximately C$287,500 (approximately US$219,161) were repaid by the Company’s directors and officers at such time. As of April 1, 2019, the principal amount of the Company’s loan to Mr. Kovacevic, being C$29,167 (approximately US$22,234) remained outstanding. Following Mr. Kovacevic’s promotion as an officer of the Company on July 2, 2019, Mr. Kovacevic repaid the full amount of the share purchase loan.

Policy Regarding Related Person Transactions

The Board and the CGCN Committee adopted a written policy on March 23, 2020 providing that all related person transactions or series of similar transactions required to be disclosed pursuant to SEC Regulation S-K Item 404(a) must be presented to the CGCN Committee for pre-approval or ratification. The policy requires each of our (i) directors or director nominees, (ii) executive officers, and (iii) security holders known by the Company to own of record or to beneficially own more than 5% of any class of our voting securities to notify the Chief Legal Officer promptly and, whenever possible, in advance of the occurrence of any potential related person transaction in which such person is directly or indirectly involved.

The Chief Legal Officer is responsible for reviewing all potential related person transactions and taking reasonable steps to ensure that all related person transactions requiring disclosure under Item 404(a) of Regulation S–K are presented to the CGCN Committee for pre-approval or ratification by members of the committee in their discretion at the committee’s next regularly scheduled meeting or, if deemed appropriate, by consent in lieu of a meeting. No director may engage in a vote to pre-approve or ratify any related person transaction in which he or she or any member of his or her immediate family has a material interest; provided, however, that such director must provide any information concerning such related person transaction that the CGCN Committee may reasonably request. If a potential related person transaction involves the Chief Legal Officer, the Chief Financial Officer would assume the responsibilities of the Chief Legal Officer under the policy with respect to that transaction.

The CGCN Committee may consider all factors it deems relevant when determining whether to approve or ratify a related person transaction. In the context of evaluating potential transactions, the CGCN Committee may consider, among other factors, the nature of the transaction and the related person’s interest in the transaction, the size of the transaction, whether we are able to engage in a comparable transaction with an unaffiliated party on more favorable terms, the benefit of the transaction to us, and the impact of the transaction on the related person. Following the adoption of this policy, we are not aware of any related person transaction required to be reported under Regulation S-K Item 404(a) that has not been pre-approved or ratified pursuant to this policy.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board provides oversight to our financial reporting process through periodic meetings with our independent registered public accounting firm, internal auditors, and management. Our management is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for issuing reports thereon. The Audit Committee, in carrying out its role, relies on our senior management and independent registered public accounting firm.

In connection with the preparation and filing of the Company’s Form 10-K for the fiscal year ended March 31, 2020 (“2020 Form 10-K”), the Audit Committee met, reviewed, and discussed with our management and with KPMG, our independent registered public accounting firm, our audited financial statements and related disclosures and KPMG’s evaluation of our internal control over financial reporting. Also, the Audit Committee discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

In addition, the Audit Committee has received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence. The Audit Committee also has discussed with KPMG the independence of that firm as our independent registered public accounting firm. The Audit Committee has concluded that KPMG’s provision of audit and non-audit services to us is compatible with KPMG’s independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that our audited financial statements be included in the 2020 Form 10-K for filing with the SEC.

Respectfully submitted by the members of Audit Committee

Judy Schmeling (Chair)
Theresa Yanofsky
David Lazzarato

The foregoing Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act, or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the foregoing Audit Committee Report shall not be incorporated by reference into any such filings.

PRINCIPAL ACCOUNTANT FEES

The following table sets forth the fees billed to the Company for the fiscal years ended March 31, 2020 and 2019 for professional services rendered by KPMG.

	2020(1)	2019(1)
Audit Fees(2)	$5,475,543	$3,284,492
Audit-Related Fees(3)	131,364	104,455
Tax Fees(4)	11,022	34,640
Total	$5,617,929	$3,423,587

Notes:
(1)
The amount reported for the fees are converted from Canadian dollars to US dollars using the Bloomberg average exchange rate of $1.00 to US$0.7519 for the 12-month period ended March 31, 2020 and $1.00 to US$0.7623 for the 12-month period ended March 31, 2019.

(2)
“Audit Fees” refers to the aggregate fees billed by KPMG for audit services, including fees incurred in relation to quarterly reviews, procedures in connection with securities filings, and statutory audits.

(3)
“Audit-Related Fees” refers to the aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under Audit Fees.

(4)	“Tax Fees” refers to the aggregate fees billed for the professional services rendered by KPMG for tax compliance.

The Audit Committee Mandate requires the pre-approval of any and all audit services and permissible non-audit services to be performed by the Company’s independent public accounting firm. All fees and services described in the table above were pre-approved by the Audit Committee.

PROPOSAL NO. 2 - KPMG RE-APPOINTMENT PROPOSAL

The Audit Committee has recommended to the Board that KPMG be nominated for appointment by the Shareholders to serve as the Company’s independent auditors for the ensuing year, including to audit the consolidated financial statements of the Company as at and for the fiscal year ending March 31, 2021. KPMG has audited the Company’s consolidated financial statements as at and for the fiscal years ended March 31, 2020 and March 31, 2019.

All audit and non-audit services provided by KPMG to the Company and its subsidiaries in the fiscal years 2019 and 2020 are set out above under “Principal Accountant Fees”. All fees and services set out under “Principal Accountant Fees” were pre-approved by the Audit Committee. In addition, the Audit Committee is responsible for audit fee negotiations with KPMG. KPMG has advised the Company that it is “independent” of the Company within the meaning of the SEC’s rules and regulations, and those of the Public Company Accounting Oversight Board.

At the Meeting, Shareholders will be asked to approve a resolution appointing KPMG to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021 and to authorize the Board to fix KPMG’s remuneration. If the Shareholders do not appoint KPMG, KPMG will continue to hold office until a successor auditor is appointed.

A representative of KPMG is expected to be present at the Meeting and will be given an opportunity to make a statement if he or she so desires and will be available to respond to any appropriate questions.

Change in Principal Accountant

KPMG was appointed as the auditor of the Company on October 4, 2018 (the “Engagement Date”). The Company’s former principal accountant, Deloitte resigned on October 4, 2018 (the “Resignation Date”). The resignation of Deloitte and the appointment of KPMG was considered and, upon recommendation of the Audit Committee, approved by the Board.

Deloitte issued a report in accordance with Canadian generally accepted auditing standards on our audited financial statements for the fiscal years ended March 31, 2017 and 2018 in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board, but did not issue a report on our audited financial statements for Fiscal 2018, Fiscal 2019 or Fiscal 2020 that was included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2020. During the two most recent fiscal years and any subsequent interim period preceding the Resignation Date, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The reports of KPMG on our financial statements for Fiscal 2019 and 2020 did not contain an adverse opinion, and were not qualified or modified as to uncertainty scope, or accounting principles. During the two most recent fiscal years, and any subsequent interim period preceding the Resignation Date, there were no ‘‘reportable events’’ (as defined in Item 304(a)(1)(v) of Regulation S-K and the instructions thereto).

During the two most recent fiscal years or any subsequent periods preceding the Engagement Date, KPMG was not consulted (i) on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us by KPMG that KPMG concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) and the related instructions to Item 304 of Regulation S-K).

Required Vote

The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the KPMG Re-Appointment Proposal.

THE BOARD AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE KPMG RE-APPOINTMENT PROPOSAL. Unless otherwise instructed, the persons designated in the enclosed proxy card intend to vote “FOR” the KPMG Re-Appointment Proposal.

PROPOSAL NO. 3 – OMNIBUS INCENTIVE PLAN PROPOSAL

On July 30, 2018, Shareholders approved the Omnibus Incentive Plan, which provides for the issuance of Awards. On the recommendation of the CGCN Committee, on August 6, 2020, the Board approved certain amendments to the Omnibus Incentive Plan in order to (i) require that Awards to an officer or director of the Company, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act (each, a “Reporting Person”) be approved by a committee of two or more non-employee directors or the Board (the “Housekeeping Incentive Plan Amendments”); and (ii) subject to receipt of Shareholder and final TSX approval, reflect the Incentive Plan Amendments described below. The Housekeeping Incentive Plan Amendments were implemented in order to permit Awards to qualify for the exemption from Section 16 of the Exchange Act and did not require the approval of Shareholders in accordance with the terms of the Omnibus Incentive Plan, the rules of the TSX or the Rules of the NYSE. At the Meeting, the Company is seeking approval of the Incentive Plan Amendments (as defined below) as well as the approval of all unallocated Awards under the Omnibus Incentive Plan as required by Section 613 of the TSX Company Manual and Sections 312.03 and 303A.08 of the NYSE Listed Company Manual.

Incentive Plan Amendments

Under the current terms of the Omnibus Incentive Plan, the term of each Option may not exceed six years from the date of grant thereof. Upon review of the Omnibus Incentive Plan and taking into consideration best corporate governance practices with respect to equity-based compensation, in July 2020, the CGCN Committee met to consider the appropriate maximum term for Options. As a result, on the recommendation of the CGCN Committee, the Board determined to amend the Omnibus Incentive Plan (the “Incentive Plan Amendments”), subject to receipt of Shareholder and final TSX approval, to provide that the term of each Option granted pursuant to the Omnibus Incentive Plan may not exceed 10 years from the date of grant thereof. A copy of the Omnibus Incentive Plan which has been amended to reflect the proposed Incentive Plan Amendments is attached as Appendix B to this Proxy Statement.

Approval of Unallocated Awards

The maximum number of Shares made available for issuance under the Omnibus Incentive Plan will be determined by the Board from time to time, but in any case, will not exceed such number of Shares as would, when combined with all other Shares subject to grants under all other security-based compensation arrangements of the Company, be equal to 15% of the Shares issued and outstanding from time to time.

As at August 6, 2020, the Company had 371,267,049 Shares issued and outstanding (on a non-diluted basis). Accordingly, the maximum number of Shares available for issuance pursuant to the Omnibus Incentive Plan and all other security-based compensation arrangements of the Company is  55,690,057, being 15% of the number of Shares issued and outstanding. As at August 6, 2020, there were 27,518,668 Options and 760,080 RSUs outstanding under the Omnibus Incentive Plan in respect of which an aggregate of up to 28,278,748 Shares may be issued, which represents 7.62% of the Shares issued and outstanding. Accordingly, as at August 6, 2020, a total maximum of 27,411,309 Shares remain available for issuance under the Omnibus Incentive Plan if approved at the Meeting.

Pursuant to Section 613 of the TSX Company Manual, unallocated options, rights or other entitlements under a security-based compensation arrangement which does not have a fixed maximum aggregate of securities issuable must be approved by a majority of an issuer’s directors and by an issuer’s security holders every three years. The Omnibus Incentive Plan is considered to be a security-based compensation arrangement under the rules of the TSX Company Manual as it provides that the maximum number of Shares reserved for issuance from time to time pursuant to outstanding Awards is not a fixed number, but instead shall not exceed a fixed percentage of the Shares issued and outstanding. If approval of the Omnibus Incentive Plan Proposal is obtained at the Meeting, the Company will not be required to seek further approval of the grant of unallocated Awards under the Omnibus Incentive Plan until the Company’s 2023 annual meeting of Shareholders (provided that such meeting is held on or before September 21, 2023). If approval of the Omnibus Incentive Plan Proposal is not obtained at the Meeting, all existing Awards will continue unaffected, additional Awards may not be granted in the future until such time as Shareholder approval is obtained, and the Company will not be permitted to issue Shares to satisfy its obligations of Awards currently outstanding or that may be granted in the future.

At the Meeting, Shareholders will be asked to approve a resolution in the form set out below, subject to such amendments, variations or additions as may be approved at the Meeting, to approve the Incentive Plan Amendments and to authorize all unallocated Awards issued under the Omnibus Incentive Plan.

The text of the resolution to be submitted to Shareholders at the Meeting is set out below:

“BE IT RESOLVED THAT:

(i)	the Incentive Plan Amendments, the full details of which are set out in Appendix B to this Proxy Statement, as approved by the Board, are hereby ratified, confirmed and approved;

(ii)
all unallocated Awards issued under the Omnibus Incentive Plan are hereby approved and authorized until the date of the Company’s annual shareholders’ meeting to be held in 2023 (provided that such meeting is held on or before September 21, 2023);

(iii)
any director or officer of the Company is authorized and directed, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, and to deliver or cause to be delivered, such other documents and instruments, and to do or cause to be done all such other acts and things, as may in the opinion of such director or officer be necessary or desirable to give effect to this resolution; and

(iv)
notwithstanding the foregoing approvals, the directors of the Company are hereby authorized to abandon all or any part of these resolutions at any time prior to giving effect thereto without further notice to or approval of the shareholders of the Company”

Summary of the Omnibus Incentive Plan

The following brief description of the material features of the Omnibus Incentive Plan as amended pursuant to this Proposal No. 3 is qualified in its entirety by reference to Appendix B to this Proxy Statement, which contains the Omnibus Incentive Plan as proposed to be amended pursuant to this Proposal No. 3.

Pursuant to the Omnibus Incentive Plan, the Company may issue Share-based long-term incentives. All directors, officers, employees and independent contractors of the Company and/or its affiliates (“Company Personnel”) are eligible to receive awards of Options, RSUs, deferred share units (“DSUs”), stock appreciation rights (“Stock Appreciation Rights”), restricted stock (“Restricted Stock”), Performance Awards or other stock-based awards (collectively, the “Awards”) under the Omnibus Incentive Plan.

The purpose of the Omnibus Incentive Plan is to align the interests of Company Personnel with Shareholders in the long-term growth and development of the Company by providing Company Personnel with the opportunity to acquire a proprietary interest in the Company. The granting of Awards also helps the Company to attract and retain key talent and valuable Company Personnel, who are necessary to the Company’s success and reputation, with a competitive compensation mechanism.

The Omnibus Incentive Plan is administered by the CGCN Committee; provided, however, with respect to any decision relating to a Reporting Person, any decision must be made solely by two or more members of the Board who are “Non-Employee Directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

Pursuant to Section 613 of the TSX Company Manual, unallocated options, rights or other entitlements under a security-based compensation arrangement which does not have a fixed maximum aggregate number of securities issuable must be approved by a majority of an issuer’s directors and by an issuer’s security holders every three years. All Awards granted under the Omnibus Incentive Plan are non-transferable.

Shares Available for Awards; Participation Limitations

The maximum number of Shares available for issuance under the Omnibus Incentive Plan may not exceed 15% of the issued and outstanding Shares, from time to time, when taken together with all other Security Based Compensation Arrangements (as defined in the Omnibus Incentive Plan) of the Company. The ESPP is the Company’s only other Security Based Compensation Arrangement.

The maximum number of Shares issuable pursuant to Awards that may be granted to a single participant under the Omnibus Incentive Plan during any fiscal year is 1,000,000 Shares. In addition, the maximum number of Shares issuable to insiders under all Security Based Compensation Arrangements, at any time, may not exceed 10% of the issued and outstanding Shares. Within any one-year period, the number of Shares issued to insiders under all Security Based Compensation Arrangements also may not exceed 10% of the issued and outstanding Shares.

The maximum equity value of Options granted to a non-employee director within a one-year period may not exceed C$100,000 (or approximately US$75,190) and the maximum aggregate equity value of all Awards that are eligible to be settled in Shares granted to a non-employee director within a one-year period pursuant to all Security Based Compensation Arrangements may not exceed C$150,000 (or approximately US$112,785).

In the event that a participant holds 20% or more of the issued and outstanding Shares, such participant may only be granted Awards that can be settled in cash. In addition, if the settlement of an Award in Shares would cause the participant to hold 20% or more of the issued and outstanding Shares, such participant may only be granted Awards that can be settled in cash.

Change in Control

Subject to certain exceptions set out in the Omnibus Incentive Plan, the occurrence of a Change in Control (as defined below) will not result in the vesting of unvested Awards nor the lapse of any period of restriction pertaining to any Restricted Stock or RSUs (“Unvested Awards”). Subject to the CGCN Committee reasonably determining otherwise, for the period of 24 months following a Change in Control, where a participant is terminated for any reason, other than for cause: (i) any Unvested Awards as at the date of such termination will be deemed to have vested, and any period of restriction will be deemed to have lapsed, as at the date of such termination and will become payable as at the date of termination; and (ii) the level of achievement of performance goals for any Unvested Awards that are deemed to have vested pursuant to (i) above, will be based on the actual performance achieved at the end of the applicable period immediately prior to the date of termination.

For purposes of the Omnibus Incentive Plan, “Change in Control” means the occurrence of: (i) any individual, entity or group of individuals or entities acting jointly or in concert (other than the Company, its affiliates or an employee benefit plan or trust maintained by the Company or its affiliates, or any company owned, directly or indirectly, by the Shareholders in substantially the same proportions as their ownership of Shares) acquiring beneficial ownership, directly or indirectly, of more than 50% of the combined voting power of the Company’s then outstanding securities (excluding any person who becomes such a beneficial owner in connection with a transaction described in clause (ii); (ii) the consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other Company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or any parent thereof) more than 30% of the combined voting power or the total fair market value of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in clause (i) of this definition) acquires more than 50% of the combined voting power of the Company’s then outstanding securities will not constitute a Change in Control; or (ii) a complete liquidation or dissolution of the Company or the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Company, other than such liquidation, sale or disposition to a person or persons who beneficially own, directly or indirectly, more than 30% of the combined voting power of the outstanding voting securities of the Company at the time of the sale. Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the US Internal Revenue Code of 1986, as amended from time to time (the “Code”), an event will not be considered to be a Change in Control under the Omnibus Incentive Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

Termination

Except as otherwise provided by the CGCN Committee in an agreement granting an Award, (i) if a participant resigns or is terminated, only the portion of the Options that have vested and are exercisable at the date of any such resignation or termination may be exercised by the participant during the period ending 90 days after the date of resignation or termination, as applicable, after which period all Options expire; and (ii) any Options, whether vested or unvested, will expire immediately upon the participant being terminated for cause.

Amendment

Unless required in accordance with the policies of the TSX, the Board may amend, alter, suspend, discontinue or terminate the Omnibus Incentive Plan and any outstanding Awards granted thereunder, in whole or in part, at any time without notice to or approval by the Shareholders, provided that all material amendments to the Omnibus Incentive Plan require the prior approval of Shareholders. In particular, the following amendments to the Omnibus Incentive Plan require the prior approval of Shareholders: (i) an increase in the maximum number of Shares that may be made the subject of Awards under the Omnibus Incentive Plan; (ii) any adjustment (other than as set out in the Omnibus Incentive Plan) or amendment that reduces or would have the effect of reducing the exercise price of an Option or Stock Appreciation Right previously granted under the Omnibus Incentive Plan, whether through amendment, cancellation or replacement grants, or other means (provided that, in such a case, insiders of the Company who benefit from such amendment are not eligible to vote their Shares in respect of the approval); (iii) an increase in the limits on Awards that may be granted to any participant under the Omnibus Incentive Plan; (iv) an extension of the term of an outstanding Option or Stock Appreciation Right beyond the expiry date thereof; (v) permitting Options granted under the Omnibus Incentive Plan to be transferrable other than for normal estate settlement purposes; and (vi) any amendment to the plan amendment provisions, subject to certain exceptions included in the Omnibus Incentive Plan. The NYSE Rules have similar Shareholder approval requirements for material revisions to the Omnibus Incentive Plan.

Options

The purchase price per Share under an Option will be determined by the CGCN Committee; provided, however, that, subject to certain exceptions described in the Omnibus Incentive Plan, such purchase price may not be less than 100% of the Fair Market Value (as defined in the Omnibus Incentive Plan) of a Share on the date of grant of such Option. With the approval of the CGCN Committee, a participant may elect to exercise an Option, in whole or in part, without payment of the aggregate Option price due on such exercise by electing to receive Shares equal in value to the difference between the Option price and the Fair Market Value on the date of exercise computed in accordance with the Omnibus Incentive Plan.

Except as otherwise provided by the CGCN Committee in an agreement granting an Award, Options will vest over three-years on each anniversary of the date of the grant.

The term of each Option will not exceed 10 years from the date of grant. Subject to certain exceptions set out in the Omnibus Incentive Plan, if the term of an Option would expire during, or within 10 business days of the expiration of a Blackout Period (as defined in the Omnibus Incentive Plan), then the term of such Option will be extended to the close of business on the tenth business day following the expiration of the Blackout Period.

RSUs

Shares of Restricted Stock and RSUs are subject to such restrictions as the CGCN Committee may impose (including, without limitation, any limitation on the right to receive any dividend or dividend equivalent or other rights). Such restrictions may lapse as the CGCN Committee may deem appropriate. No RSU may vest later than three years after the date of grant.

The CGCN Committee may in its discretion waive in whole or in part any or all restrictions with respect to Shares of Restricted Stock or RSUs.

DSUs

DSUs are settled upon expiration of the deferral period specified by the CGCN Committee (or, if permitted by the CGCN Committee, as elected by the participant). DSUs are subject to such restrictions, if any, as the CGCN Committee may impose and may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements).

DSUs may be satisfied by delivery of Shares, other Awards, or a combination thereof, as determined by the CGCN Committee at the date of grant or thereafter.

Except as otherwise provided by the CGCN Committee in an agreement granting an Award, participants may only be redeemed upon the participant’s termination and for a period of 90 days thereafter.

Stock Appreciation Rights

Stock Appreciation Rights may be granted to participants either alone (“Freestanding”) or in addition to other Awards granted under the Omnibus Incentive Plan (“Tandem”) and may, but need not, relate to a specific Option granted under the Omnibus Incentive Plan.

A Freestanding Stock Appreciation Right will not have a term of greater than 10 years or, unless it is a Substitute Award (as defined in the Omnibus Incentive Plan), an exercise price less than 100% of Fair Market Value of the Share on the date of grant. Subject to certain exceptions set out in the Omnibus Incentive Plan, if the term of a Stock Appreciation Right would expire during, or within 10 business days of the expiration of a Blackout Period, then the term of such Stock Appreciation Right will be extended to the close of business on the tenth business day following the expiration of the Blackout Period.

In the case of any Tandem Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof will not be exercisable until the related Option or applicable portion thereof is exercisable and will terminate upon the termination or exercise of the related Option, subject to the conditions set out in the Omnibus Incentive Plan.

Performance Awards

The CGCN Committee may grant a Performance Award to a participant payable upon the attainment of specific performance goals. If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant performance goals either in cash or in shares of Restricted Stock (based on the then current Fair Market Value of such Shares), as determined by the CGCN Committee.

Except as otherwise provided in an agreement granting an Award, upon a participant’s termination, the Performance Award will vest or be forfeited in accordance with the terms and conditions established by the CGCN Committee at the time of the grant of the Performance Award.

The CGCN Committee may, at or after grant, due to such service, performance and/or such other factors or criteria, accelerate on a pro rata basis the vesting of all or any part of any Performance Award.

When Performance Awards become payable, a participant will be entitled to receive payment in cash, Shares of equivalent value, some combination thereof, or in any other form determined by the CGCN Committee at its sole discretion.

US Federal Tax Consequences

The US federal income tax rules applicable to Awards issued pursuant to the Omnibus Incentive Plan under the Code are summarized below. This summary omits the tax laws of any municipality, state, or foreign country in which a participant resides.

Generally, taxes are not due when a restricted stock or RSU is initially granted, but the Award becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (generally, when it becomes vested or transferable) in the case of restricted stock, or when Shares are issued in connection with vesting, in the case of an RSU. Income tax is calculated on the value of the Share at ordinary rates at that time, and then at capital gain rates when the Shares are sold. However, no later than 30 days after a participant receives restricted stock, pursuant to Section 83(b) of the Code, the participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the Shares at the time of receipt. Provided that the election is made in a timely manner, the participant will not recognize any additional income when the Award is no longer transferable or subject to a “substantial risk of forfeiture.”

Option grants under the Omnibus Incentive Plan may be intended to qualify as incentive stock options under Section 422 of the Code or may be non-qualified stock options governed by Section 83 of the Code. Generally, federal income tax is not due from a participant upon the grant of an Option, and a deduction is not taken by the Company. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the Shares on the exercise date and the Option exercise price. We are generally entitled to a corresponding deduction on our income tax return, subject to the deduction limitation imposed by Section 162(m) of the Code. The tax rules that apply to non-qualified stock options also apply to grants of stock appreciation rights.

A participant will not have any taxable income upon exercising an incentive stock option after the applicable holding periods have been satisfied (except that the alternative minimum tax may apply), and we will not receive a deduction when an incentive stock option is exercised.

The treatment of a disposition of Shares acquired through the exercise of an Option depends on how long the Shares were held by the participant and whether the shares were acquired by exercising an incentive stock option or a non-qualified stock option. We may be entitled to a deduction in the case of a disposition of Shares acquired under an incentive stock option before the applicable holding periods have been satisfied.

Section 409A of the Code provides additional tax rules governing non-qualified deferred compensation. Generally, Section 409A will not apply to awards granted under the Omnibus Incentive Plan, but may apply in some cases to RSUs. For such Awards that are subject to Section 409A, certain officers of the Company may experience a delay of up to six months in the settlement of the Awards in Shares.

Benefits Received in Fiscal 2020 under the Omnibus Incentive Plan

The Company has not approved any Awards that are conditioned upon Shareholder approval of the amendment to the Omnibus Incentive Plan. The CGCN Committee has the discretion to grant Awards under the Omnibus Incentive Plan and, therefore, it is not possible as of the date of this Proxy Statement to determine future Awards that will be received by the NEOs or others under the Omnibus Incentive Plan. The number of Shares subject to Options and stock-based awards granted in Fiscal 2020 to our NEOs is set forth above under “Executive Compensation—Grants of Plan-Based Awards in Fiscal 2020.” The table below provides information concerning the benefits that were received under the Omnibus Incentive Plan by the following groups during Fiscal 2020: (i) all current executive officers as a group, (ii) all non-employee directors as a group, and (iii) all employees other than executive officers as a group. As of the Record Date, the closing price of a Share was US$19.48 as reported on the NYSE and C$26.03 as reported on the TSX.

	Options Awards		Stock Awards
	Number of Shares (#)	Dollar Value($)(1)	Number of Units (#)	Dollar Value ($)(1)
All current executive officers as a group (six persons)	2,188,271	29,298,184	400,443	7,772,803
All current directors who are not executive officers (five persons)	-	-	18,866	273,830
All employees other than executive officers as a group*	4,963,782	74,115,274	348,742	5,088,146
*	As of the Record Date

Notes:

(1)

The amounts in this column represent the aggregate grant date fair value of the relevant award(s) presented, as determined in accordance with FASB ASC Topic 718, “Compensation—Stock Compensation.” See note 21 of the notes to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020 regarding assumptions underlying valuation of equity awards. The amounts also include the Share-based calculations related to modifications of Option grants that occurred in the fiscal year.

Required Vote

You may select “For”, “Against” or “Abstain” with respect to the Omnibus Incentive Plan Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the Omnibus Incentive Plan Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE OMNIBUS INCENTIVE PLAN PROPOSAL. Unless otherwise instructed, the persons designated in the enclosed proxy card intend to vote “FOR” the Omnibus Incentive Plan Proposal.

PROPOSAL NO. 4 – ESPP PROPOSAL

On September 15, 2017, Shareholders approved the ESPP, which provides for the issuance of Shares. However, no Shares have been issued under the ESPP since its adoption. On the recommendation of the CGCN Committee, on August 6, 2020, the Board approved certain amendments to the ESPP in order to (i) provide for a new component of the ESPP which complies with Section 423 of the Internal Revenue Code of 1986, as amended (“Section 423”) for US taxpayers (the “Housekeeping ESPP Amendments”); and (ii) subject to receipt of Shareholder and final TSX approval, reflect the ESPP Amendments. The Housekeeping ESPP Amendments were implemented in order to permit participants under the ESPP that are US taxpayers to receive tax qualified awards under Section 423 and did not require the approval of Shareholders in accordance with the terms of the ESPP, the rules of the TSX or the Rules of the NYSE. Approval of the ESPP Proposal by Shareholders is required under the rules of the TSX.

Under the current terms of the ESPP, the maximum number of Shares reserved for issuance under the ESPP is 400,000 Shares (representing approximately 0.11% of the number of Shares issued and outstanding as of August 6, 2020) and the maximum number of Shares which may be issued under the ESPP in any one fiscal year is 200,000 Shares (representing approximately 0.05% of the number of Shares issued and outstanding as of August 6, 2020). Upon review of the ESPP and taking into consideration best corporate governance practices with respect to equity-based compensation, in July 2020, the CGCN Committee met to consider the thresholds regarding the maximum number of Shares to be issued under all of the Company’s equity-based compensation plans, including the ESPP. As a result, on the recommendation of the CGCN Committee, the Board determined to amend the ESPP (the “ESPP Amendments”), subject to receipt of Shareholder and final TSX approval, to provide that the maximum number of Shares reserved for issuance under the ESPP be 600,000 Shares (representing approximately 0.16% of the number of Shares issued and outstanding as of August 6, 2020) and the maximum number of Shares which may be issued under the ESPP in any one fiscal year be 300,000 Shares (representing approximately 0.08% of the number of Shares issued and outstanding as of August 6, 2020). A copy of the ESPP which has been amended to reflect the proposed ESPP Amendments is attached as Appendix C to this Proxy Statement.

At the Meeting, Shareholders will be asked to approve a resolution in the form set out below, subject to such amendments, variations or additions as may be approved at the Meeting, to approve the amendments to the ESPP.

The text of the resolution to be submitted to Shareholders at the Meeting is set out below:

“BE IT RESOLVED THAT:

(i)
the ESPP Amendments, the full details of which are set out in Appendix C to this Proxy Statement, as approved by the Board, are hereby ratified, confirmed and approved, including an increase to the maximum number of Shares issuable under the ESPP by 200,000 Shares;

(ii)
any director or officer of the Company is authorized and directed, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, and to deliver or cause to be delivered, such other documents and instruments, and to do or cause to be done all such other acts and things, as may in the opinion of such director or officer be necessary or desirable to give effect to this resolution; and

(iii)
notwithstanding the foregoing approvals, the directors of the Company are hereby authorized to abandon all or any part of these resolutions at any time prior to giving effect thereto without further notice to or approval of the shareholders of the Company”

Summary of the ESPP

The following brief description of the material features of the ESPP is qualified in its entirety by reference to Appendix C to this Proxy Statement, which contains the ESPP as proposed to be amended as set forth in this Proposal 3.

The purpose of the ESPP is to assist the Company in attracting and retaining employees and to continue to provide competitive compensation to all employees. Under the ESPP, active employees regularly employed by the Company or any of its subsidiaries who have been employed for at least three months, may contribute up to 5% of their total salary to purchase Shares. All regular full-time or part time (provided such employee works a minimum of hours per week) permanent (or in the case of part-time, permanent or a contract) employees of the Company and its participating subsidiaries.

The ESPP is administered by the CGCN Committee. In accordance with the terms of the ESPP, the ESPP must be approved by Shareholders every five years. The rights of participants under the ESPP are not transferable.

Shares Available for Awards; Participation Limitations

The maximum number of Shares reserved for issuance under the ESPP is 600,000 Shares and the maximum number of Shares which may be issued under the ESPP in any one fiscal year is 300,000 Shares.

The aggregate number of Shares issuable to insiders, at any time, under all of the Company’s security-based compensation arrangements, may not exceed 10% of the issued and outstanding Shares from time to time. In addition, the maximum number of Shares issuable to insiders under this ESPP and all of the Company’s other security-based compensation arrangement, within any one-year period, may not exceed 10% of the issued and outstanding Shares.

If at any time, a sufficient number of Shares are not available to satisfy the purchase requirements under the ESPP, the Company will apportion the available Shares on a pro rata basis among the applicable participants and refund any excess contributions. Shares acquired pursuant to the ESPP are not subject to any restrictions on transfer other than those prescribed by applicable securities laws.

Purchase Price

The purchase price per Share under the ESPP is equal to the lesser of (i) 90% of the Fair Market Value (as defined in the ESPP) of the Shares on the first day of the applicable offering period in which the purchase date falls, and (ii) 90% of the Fair Market Value (as defined in the ESPP) of the Shares on the purchase date for that offering period. The Company does not provide any financial assistance to eligible employees to facilitate the purchase of Shares under the ESPP.

Amendment

The Board has the right, at its sole discretion, to make certain amendments to the ESPP without Shareholder approval, provided that no such amendment to the ESPP may alter or impair any eligible employee’s rights under the ESPP or increase any eligible employee’s obligations under the ESPP without that employee’s consent. Certain amendments to the ESPP are subject to the prior approval of the TSX and the approval of Shareholders, including, among others: (i) an increase in the number of Shares issuable under the ESPP, other than in accordance with adjustment provisions of the ESPP; (ii) an increase in the number of Shares issuable to insiders under the ESPP, other than in accordance with adjustment provisions of the ESPP; (iii) an increase in the number of Shares issuable to directors under the ESPP, other than in accordance with adjustment provisions of the ESPP; (iv) a reduction in the purchase price payable by insiders of the Company; (v) an increase in the percentage discounts set forth in the definition of purchase price; (vii) an increase in the maximum percentage of the annual compensation that any participant may direct to be contributed towards the purchase of Shares pursuant to the ESPP; (viii) the addition of any form of financial assistance to a participant; (ix) the adoption of an employer matching contribution; and (x) any amendment to the amending provisions of the ESPP. Shares will be offered for purchase pursuant to the ESPP until the maximum number of Shares under the ESPP have been purchased or until the ESPP is terminated by the Board.

Termination

An employee’s right to participate in the ESPP terminates upon the termination of his or her employment for any reason.

Change in Control

In the event of a proposed or actual Change in Control (as defined below), the Company will require that each outstanding right under the ESPP be assumed or an equivalent right be substituted by the successor or purchaser corporation, unless the ESPP is terminated; provided, however, that if any successor does not assume or continue the rights granted under the ESPP or substitute similar rights, then the accumulated contributions of the participants will be used to purchase Shares within 10 business days prior to the Change in Control and the purchase rights will terminate immediately after such purchase. For purposes of the ESPP, “Change in Control” means (i) any person, together with any affiliate or associate thereof (other than the Company or its subsidiaries), acquiring beneficial ownership, directly or indirectly, of more than 50% of the combined voting power of the Company’s then outstanding securities; or (ii) the occurrence of a transaction requiring approval of the Shareholders involving the acquisition of the Company or all or substantially all of its business by an entity through purchase of assets, amalgamation, arrangement or otherwise.

US Federal Tax Consequences

The federal tax rules applicable to the ESPP under the Code are summarized below. This summary does not include the tax laws of any municipality, state, or foreign country in which a participant resides. US participants will participate with respect to the Section 423 component of the ESPP (the “Section 423 Component”). The Section 423 Component is intended to qualify as an “employee stock purchase plan” under the provisions of Section 423. Under Section 423, no taxable income is recognized by a participant either at the time a right is granted to purchase Shares under the Section 423 Component or at the time Shares are purchased thereunder.

If a participant does not dispose of Shares acquired under the Section 423 Component before two years after the grant date (which for each offering period is the first day on which our Shares are traded during the offering period), upon such qualifying disposition, the lesser of (a) the excess of the amount realized on sale of the Shares over the purchase price or (b) 10% of the market value of the Shares on the grant date (or, if we provide for rights with a different discount than the 10% discount describe above, then such discount) will be ordinary income subject to federal income tax. Federal long-term capital gain tax will apply to the excess, if any, of the sale’s proceeds on the date of disposition over the sum of the purchase price and the amount of ordinary income recognized upon disposition. If a qualifying disposition produces a loss (the value of the Shares on the date of disposition is less than the purchase price), no ordinary income will be recognized and federal long-term capital loss will apply, provided that the disposition involves certain unrelated parties.

If a participant disposes of the Shares earlier than two years after the grant date, upon such disqualifying disposition the difference between the purchase price and the market value of the Shares on the date of purchase (the last day of the offering period) will be taxed to the participant as ordinary income and will be deductible by us. The difference, if any, of the sale proceeds over the market value of the Shares on the date of purchase will be taxed as long-term or short-term capital gain or loss, depending on the holding period and the market value of the Shares on the date of sale.

New Plan Benefits

As noted above, no Shares have been issued under the ESPP since its adoption. Participation in the ESPP is voluntary, so awards granted under the ESPP are subject to the elections of the participants based on the level of participation. Accordingly, the benefits that will be awarded or paid under the amended and restated ESPP are not currently determinable. The benefits will vary depending on the level of participation by an individual participant and subject to 5% of total salary limit described above. As of the Record Date, the closing price of a Share was US$19.48 as reported on the NYSE and C$26.03 as reported on the TSX.

Required Vote

You may select “For”, “Against” or “Abstain” with respect to the ESPP Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the ESPP Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ESPP PROPOSAL. Unless otherwise instructed, the persons designated in the enclosed proxy card intend to vote “FOR” the ESPP Proposal.

PROPOSAL NO. 5 – SAY-ON-PAY PROPOSAL

We believe that our executive compensation program and policies are designed to align the interests of management with the long-term interests of Shareholders. The Company strives to provide clear and concise disclosure regarding its approach to compensation, and to demonstrate how executive compensation is linked to the performance of the Company. Detailed information regarding our executive compensation program and policies, as well as the compensation of the NEOs is set out above in the section entitled Compensation Discussion and Analysis”. We urge Shareholders to read the section entitled “Compensation Discussion and Analysis” and the related narrative and tabular compensation disclosure included in this Proxy Statement.

As required by Section 14A of the Exchange Act, we are seeking a vote on an advisory (non-binding) basis to approve the compensation of the NEOs as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives Shareholders the opportunity to endorse or not endorse the Company’s executive compensation program and policies.

At the Meeting, Shareholders will be asked to approve, on an advisory (non-binding) basis, a resolution in the form set out below, subject to such amendments, variations or additions as may be approved at the Meeting, to approve the Company’s executive compensation program and policies.

The text of the resolution to be submitted to Shareholders at the Meeting is set out below:

“BE IT RESOLVED THAT the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion contained in the proxy statement, dated August 6, 2020, is hereby approved on a non-binding advisory basis.”

Required Vote

You may select “For”, “Against” or “Abstain” with respect to the Say-on-Pay Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the Say-on-Pay Proposal.

While this advisory vote on the compensation of the NEOs officers is not binding on the Company, the Board or the CGCN Committee, we value the opinions of our Shareholders. Accordingly, the Board and the CGCN Committee will consider the outcome of this advisory vote when considering future compensation policies, procedures and decisions with respect to our NEOs. Canopy expects to have its next “say-on-pay” vote at its 2021 annual meeting of Shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SAY-ON-PAY PROPOSAL. Unless otherwise instructed, the persons designated in the enclosed proxy card intend to vote “FOR” the Say-on-Pay Proposal.

PROPOSAL NO. 6 – SAY-ON-FREQUENCY PROPOSAL

In accordance with the Section 14A of the Exchange Act, the Company must hold an advisory (non-binding) vote on the frequency of presenting “say-on-pay” votes to Shareholders at least once every six years.

The Board has determined that holding an advisory vote on executive compensation every year is the most appropriate alternative for the Company. While the Company’s executive compensation programs are designed to promote a long-term alignment between pay and performance, the Board recognizes that compensation disclosures are made annually. Holding an annual advisory vote on executive compensation would establish the practice of Shareholders providing the Company with more direct and immediate feedback on such compensation disclosure. However, Shareholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation by the time of the following year’s annual general meeting of Shareholders.

At the Meeting, Shareholders will be asked to approve, on an advisory (non-binding) basis, a resolution in the form set out below, subject to such amendments, variations or additions as may be approved at the Meeting, to determine how frequently future “say-on-pay” votes should be presented to Shareholders.

The text of the resolution to be submitted to Shareholders at the Meeting is set out below:

“BE IT RESOLVED THAT whichever of the frequency options – every year, every two years, or every three years – receives the greatest number of votes cast will be determined to be the frequency with which the Company will hold a non-binding (advisory) shareholder vote to approve the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules (including the Compensation Discussion and Analysis, compensation tables and accompanying narrative discussion contained in the Company’s proxy statement).”

Required Vote

You may select “One Year”, “Two Years,” “Three Years” or “Abstain” with respect to the Say-on-Frequency Proposal. You are not voting to approve or disapprove the Board’s recommendation on the Say-on-Frequency Proposal. The selection that receives the greatest number of votes cast at the Meeting will be deemed to have received the recommendation of the Shareholders.

While this advisory vote on the frequency of the say-on-pay vote is not binding on the Company, the Board or the CGCN Committee, we value the opinions of our Shareholders. Accordingly, the Board and the CGCN Committee will consider the outcome of this advisory vote when considering how frequently a “say-on-pay” vote will be presented to Shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE OPTION TO HAVE A SAY-ON PAY VOTE EVERY “ONE YEAR”. Unless otherwise instructed, the persons designated in the enclosed proxy card intend to vote in favor of “ONE YEAR” with respect to the Say-on-Frequency Proposal.

OTHER BUSINESS

If any matters other than those referred to in the Notice of Meeting properly come before the Meeting, the individuals named in the accompanying proxy card will vote the proxies held by them in accordance with their best judgment. As of the date of this Proxy Statement, management is not aware of any business other than the items referred to in the Notice of Meeting that will be considered at the Meeting.

SHAREHOLDER PROPOSALS FOR THE 2021 ANNUAL GENERAL MEETING

Canopy is subject to both the rules of the SEC under the Exchange Act, and the provisions of the CBCA with respect to Shareholder proposals. As clearly indicated under the CBCA and the rules of the SEC under the Exchange Act, simply submitting a Shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2021 annual general meeting of Shareholders must submit their proposals by certified mail, return receipt requested, to the Corporate Secretary of the Company on or before April 13, 2021 (which is 120 calendar days before the anniversary of the date this Proxy Statement was first sent to Shareholders), to be eligible for inclusion in our proxy statement and form of proxy or voting instruction form relating to that meeting. In the event that we hold our 2021 annual general meeting of Shareholders more than 30 days before or after the one-year anniversary date of the Meeting, we will disclose the new deadline by which Shareholders’ proposals must be received by any means reasonably calculated to inform Shareholders. A proposal submitted to the Corporate Secretary should be submitted in writing to Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8, Attention: Corporate Secretary.

Under the CBCA to be eligible to submit a Shareholder proposal, the Shareholder must hold at least 1% of the outstanding Shares or such number of Shares with a fair market value of at least $2,000. If the proposal involves the nomination of one or more directors, it must also be signed by one or more Shareholders representing in the aggregate at least 5% of the Shares entitled to vote at the applicable meeting of Shareholders (and, in that case, there is no limit on the number of nominees that may be submitted by proposal). The CBCA explicitly extends the right to submit a shareholder proposal to non-registered shareholders.

If the Company receives an eligible proposal, it is required to include it in its proxy materials for the applicable meeting of Shareholders. Under the CBCA, the Company may reject a proposal and exclude it from its proxy circular on the basis of certain specified procedural or substantive grounds, some of which are similar to those under SEC’s Rule 14a-8. The Company is not required to include a proposal in its proxy materials if the proposal is not submitted to the Company at least 90 days prior to the anniversary date of the Notice of Meeting that was sent to Shareholders in connection with the previous annual meeting of Shareholders.

Shareholders who wish to present proposals for inclusion in the proxy materials to be distributed by the Company in connection with our 2021 annual meeting of Shareholders must submit their proposals on or before May 8, 2021, which is 90 days before the anniversary of the date of the attached Notice of Meeting.

HOUSEHOLDING OF MEETING MATERIALS

Some Intermediaries have adopted a procedure called “householding.” Under this procedure, some Intermediaries may deliver a single copy of the Notice of Internet Availability and, if you requested printed versions by mail, this Proxy Statement and our Annual Report to multiple shareholders who share the same address, unless contrary instructions have been received from the affected Shareholders. This procedure reduces the environmental impact of our annual meetings and reduces Canopy’s printing and mailing costs. Once you have received notice from your Intermeidary that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, including our Annual Report, or if you are receiving multiple copies of the proxy materials and wish to receive only one, please notify your Intermediary.

DISTRIBUTION OF CERTAIN DOCUMENTS

This Proxy Statement and our 2020 Annual Report are available at www.canopygrowth.com/investors/investor-events/annual-general-and-special-meeting-2020 and www.canopygrowth.com/investors/financials/ respectively.

Our 2020 Annual Report is being made available with this Proxy Statement to our Shareholders. Shareholders are referred to our 2020 Annual Report, including the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2020 and related MD&A contained therein, for financial and other information about us. Our 2020 Annual Report is not part of this Proxy Statement.

We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our website at https://www.canopygrowth.com, on the SEC’s website at www.sec.gov and under the Company’s profile on SEDAR at www.sedar.com. We will furnish copies of our filings (without exhibits), including this Proxy Statement and our 2020 Annual Report (as amended), without charge to any Shareholder upon written request to 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8, Attention: Investor Relations, by telephone at 1-855-558-9333 x 122 or by email request to invest@canopygrowth.com.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on the SEC’s website at www.sec.gov and under the Company’s profile on SEDAR at www.sedar.com. Financial information is provided in the Company’s audited consolidated financial statements of the Company for the financial years ended March 31, 2020 and 2019 and related MD&A.

By order of the Board of Directors,

David Klein
Chief Executive Officer

APPENDIX A – BOARD MANDATE

CANOPY GROWTH CORPORATION

BOARD OF DIRECTORS MANDATE

Appointment

Directors of Canopy Growth Corporation (“CGC”) are elected annually by CGC’s shareholders and, together with those appointed to fill vacancies or appointed as additional directors throughout the year, collectively constitute CGC’s Board of Directors (the “Board”). The Board subsequently elects a chairperson of the Board (the “Chairperson”). In the event that the Chairperson is not an “independent director” as such term is defined under the standards and requirements promulgated by all applicable regulatory bodies exercising control over CGC, including Section 303A.02 of the NYSE Listed Company Manual (an “Independent Director”), the Board will elect a Lead Director. At all times, a majority of the Board shall be comprised of directors who are Independent Directors.

Mandate

In addition to the duties of directors of a Canadian corporation as prescribed by statute, the Board is responsible for the stewardship of CGC, overseeing its operations and supervising CGC’s management (“Management”), which is responsible for the day- to-day conduct of the business.

Specifically, the Board shall:

1.	review and approve standards for CGC in terms of moral and ethical norms, as well as interpersonal relationships and corporate social responsibility;

2.
satisfy itself, to the extent feasible, as to the integrity of the Chief Executive Officer (the “CEO”) and the Chief Financial Officer as well as any other “executive officer” as such term is defined under Rule 3b-7 promulgated under the US Securities Exchange Act of 1934, as amended (collectively, the “Senior Executives”), and that the CEO and other Senior Executives create a culture of integrity throughout CGC;

3.	monitor compliance with CGC’s Code of Business Conduct and Ethics (the “Code”) and, as appropriate, grant any waivers to the Code;

4.	appoint/terminate the CEO pursuant to the recommendations of the Corporate Governance, Compensation and Nominating Committee;

5.
approve the compensation plan for the CEO and the other Senior Executives annually and any special bonuses to be paid to such individuals pursuant to the recommendations of the Corporate Governance, Compensation and Nominating Committee;

6.
review and approve equity-based plans, any related agreements or amendments to such plans (the “Plans”) and any awards under such Plans pursuant to the recommendations of the Corporate Governance, Compensation and Nominating Committee;

7.
review and approve the corporate compensation plan, significant employee benefit programs and any material changes to such plans and programs pursuant to the recommendations of the Corporate Governance, Compensation and Nominating Committee;

8.	oversee all matters relating to the legal, regulatory and financial integrity of CGC;

9.	interface, as required, with CGC’s independent auditors;

10.	recommend to shareholders for their ratification, pursuant to the determination of the Audit Committee, the appointment of auditors;

11.	adopt, and annually review, pursuant to the recommendation of the Corporate Governance, Compensation and Nominating Committee, a system of corporate governance policies and practices;

12.
approve the corporate communications policy and Insider Trading Policy, and oversee their effective implementation, with primary emphasis on non-selective disclosure and communication with shareholders;

13.	review and approve major organizational changes and significant new human resource policies/programs or material changes to existing human resource polices/programs;

14.	ensure the protection and advancement of shareholder value;

15.	oversee CGC’s internal control and management information systems;

16.	adopt a strategic planning process and approve, on an annual basis, a strategic plan which takes into account the opportunities and risks of the business;

17.	approve the annual operating plan;

18.	approve CGC’s quarterly and annual financial results and MD&A, management proxy circulars and their publication;

19.	approve CGC’s dividend policy, if any, and any dividend payments;

20.	approve significant business expansions, alliances, joint ventures, mergers and acquisitions;

21.	set expectations and responsibilities of directors, including basic duties and responsibilities with respect to attendance at Board meetings and advance review of Board meeting materials;

22.	appoint the Chairperson of the Board (and Lead Director if required) annually or as otherwise required;

23.	consider, annually, which individuals should be nominated to the Board, based on the advice of the Corporate Governance, Compensation and Nominating Committee;

24.	annually conduct a self-evaluation to determine whether it and its committees are functioning effectively; and

25.	annually review the Board Mandate and any other documents used by the Board in fulfilling its responsibilities.

Board Compensation

It is CGC’s policy to compensate non-management directors competitively relative to comparable companies and to align directors’ interests with the long-term interests of CGC’s shareholders. The Corporate Governance, Compensation and Nominating Committee will recommend annually to the full Board for its consideration, the form and amounts of compensation and benefits for non-management directors. In its deliberations, the Corporate Governance, Compensation and Nominating Committee and the Board shall consider whether the levels of director compensation could impair independence and shall critically evaluate any consulting, charitable contribution or other potential indirect compensation arrangements. In addition, the Corporate Governance, Compensation and Nominating Committee and the Board shall seek to ensure that the compensation realistically reflects the responsibilities and risks involved in being an effective director. Directors who are current employees of CGC receive no additional compensation for Board service.

Board Access to Management

Board members shall have complete access to CGC’s management and are encouraged to make regular contact. Board members are normally expected to inform the CEO prior to contacting any member of management on any substantive matter. Members, however, are not expected to inform the CEO that they are contacting members of management regarding the normal activities of their Board committees. Board members shall use sound business judgment to ensure that such contact is not distracting.

Director Orientation and Continuing Education

The Corporate Governance, Compensation and Nominating Committee shall ensure that newly elected directors and committee members receive effective and comprehensive orientation, and that all directors are provided continuing education opportunities, both to maintain and enhance their skills and abilities as directors and, as applicable, committee members, and to ensure their knowledge and understanding of CGC’s business remains current.

Succession Planning

CGC understands the importance of succession planning. The Corporate Governance, Compensation and Nominating Committee shall annually review and recommend to the Board the succession plan for the CEO and the other senior executives. Taking into consideration such recommendation, the Board shall periodically analyze the current management, identify possible successors to the CEO, and timely develop a succession plan including the succession in the event of an emergency or retirement of the CEO. The plan shall be reviewed by the entire Board, and reviewed periodically thereafter.

Committees

CGC’s current committee structure includes the following committees: Audit; and Corporate Governance, Compensation and Nominating Committee. The mandates of each standing committee are reviewed periodically by the Corporate Governance, Compensation and Nominating Committee with a view to delegating to committees the authority of the Board concerning specified matters appropriate to such committees. The members of each committee, and from amongst each such committee’s members, the chairperson of each committee, are appointed by the Board annually. The CEO, Chief Financial Officer and Chief Legal Officer shall attend committee meetings upon the respective committee’s request and, subject to a committee requesting otherwise, the Corporate Secretary, or their designee, shall act as secretary at all committee meetings.

Qualifications and Procedures

At least twenty-five percent of the directors shall be “resident Canadians” as defined by the Canada Business Corporations Act.

The independent directors shall meet at regularly scheduled sessions at least quarterly without Management present.
The Board may retain such outside consultants and advisors (at CGC’s expense), as it deems necessary from time to time to fulfill its duties and responsibilities.

Individual Directors

The Board is made up of directors from diverse professional and personal backgrounds with both a broad spectrum of experience and expertise, and a reputation for business acumen and integrity. Potential new directors are assessed on their individual qualifications in the context of the needs of the Board. Individual directors are also expected to:

•	prepare for each Board and committee meeting;

•	maintain a satisfactory Board and committee meeting attendance record of no less than 75% in the aggregate, subject to recusal by the Board or relevant committee;

•	participate fully and frankly in Board deliberations and discussions;

•	demonstrate a willingness to listen to others’ opinions and consider them;

•	be willing to raise tough questions in a manner that encourages open discussion;

•	establish an effective, independent and respected presence on the Board and a collegial relationship with other directors;

•	focus inquiries on issues related to strategy, policy and results rather than day-to- day issues of corporate management;

•	think, speak and act independently;

•	be willing to risk rapport with the Chairperson, Lead Director (if one is elected) and other directors in taking a reasoned, independent position;

•	participate on committees and become knowledgeable about the duties, purpose and goals of each committee;

•	become knowledgeable about CGC’s business and the industry in which it operates;

•	participate in director orientation and development programs;

•	maintain a current understanding of the regulatory, legislative, business, social and political environments in which CGC operates;

•	become acquainted with CGC’s Senior Executives; and

•	visit CGC’s offices when appropriate.

APPENDIX B – OMNIBUS INCENTIVE PLAN

CANOPY GROWTH CORPORATION

AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN

Section 1.	Purpose.

The purpose of the Amended and Restated Canopy Growth Corporation Omnibus Incentive Plan is to attract, retain and reward those employees, directors and other individuals who are expected to contribute significantly to the success of the Corporation and its Affiliates, to incentivize such individuals to perform at the highest level, to strengthen the mutuality of interests between such individuals and the Corporation’s shareholders and, in general, to further the best interests of the Corporation and its shareholders. The Plan is intended to comply with Section 422 of the Code (as defined below), with respect to the US employees participating in the Plan, if and when applicable.

Section 2.	Definition.

As used in the Plan, the following terms shall have the meanings set forth below:

(a)
“Affiliate” shall mean: (i) any entity that, directly or indirectly, controls (as well as is controlled by or under common or joint control with) the Corporation; or (ii) any entity in which the Corporation has a significant equity interest, in either case as determined by the Committee; provided that, unless otherwise determined by the Committee, the Shares subject to any Options or SAR that are granted to a service provider of an Affiliate constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to the excise tax under Section 409A of the Code, provided that in respect of any Option granted to a Canadian Grantee, an Affiliate shall only include a corporation that deals at non-arm’s length, within the meaning of the ITA, with the Company, and further provided that, in respect of any Deferred Share Unit granted to a Canadian Grantee, an Affiliate shall only include a corporation that is related to the Corporation, within the meaning of the ITA.

(b)
“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock Unit, annual or long-term Performance Award or Other Stock-Based Award granted under the Plan, which may be denominated or settled in Shares, cash or in such other forms as provided for herein.

(c)
“Award Agreement” shall mean the agreement (whether in written or electronic form) or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.

(d)
“Beneficiary” shall mean a person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant’s death. If no such person is named by a Participant, such individual’s Beneficiary shall be the individual’s estate.

(e)
“Blackout Period” means a period when the Participant is prohibited from trading in the Corporation’s securities pursuant to securities regulatory requirements or the Corporation’s insider trading policy or other applicable policy or requirement of the Corporation.

(f)	“Board” shall mean the board of directors of the Corporation.

(g)
“Canadian Award” shall mean an Award pursuant to which, as applicable: (i) the Exercise Price is stated and payable in Canadian dollars or the basis upon which it is to be settled (whether in cash or in Shares) is stated in Canadian dollars); (ii) in the case of freestanding SARs (as defined below), the base price is stated in Canadian dollars and any cash amount payable in settlement thereof shall be paid in Canadian dollars; (iii) in the case of Restricted Share Units, Deferred Share Units or Performance Awards, any cash amount payable in settlement thereof shall be paid in Canadian dollars; or (iv) in the case of Other Stock-Based Awards the price or value of such Shares is stated in Canadian dollars.

(h)
“Canadian Grantee” shall mean a Participant who is a resident of Canada for the purposes of the ITA, or who is granted an Award under the Plan in respect of services performed in Canada for the Company or any of its Affiliates.

(i)	“Cashless Exercise” shall have the meaning set out in Section 6(e) hereof.

(j)	“Change in Control” shall mean the occurrence of:

•
any individual, entity or group of individuals or entities acting jointly or in concert (other than the Corporation, its Affiliates or an employee benefit plan or trust maintained by the Corporation or its Affiliates, or any company owned, directly or indirectly, by the shareholders of the Corporation in substantially the same proportions as their ownership of Shares of the Corporation) acquiring beneficial ownership, directly or indirectly, of more than 50% of the combined voting power of the Corporation’s then outstanding securities (excluding any “person” who becomes such a beneficial owner (x) in connection with a transaction described in clause (A) of paragraph (ii) below;

•
the consummation of (A) a merger or consolidation of the Corporation or any direct or indirect subsidiary of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or any parent thereof) more than 30% of the combined voting power or the total fair market value of the securities of the Corporation or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person (other than those covered by the exceptions in paragraph (i) of this definition) acquires more than 50% of the combined voting power of the Corporation’s then outstanding securities shall not constitute a Change in Control of the Corporation; or

•
a complete liquidation or dissolution of the Corporation or the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Corporation; other than such liquidation, sale or disposition to a person or persons who beneficially own, directly or indirectly, more than 30% of the combined voting power of the outstanding voting securities of the Corporation at the time of the sale.

•
Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Corporation within the meaning of Section 409A of the Code.

(k)
“Code” shall mean the US Internal Revenue Code of 1986, as amended from time to time. Any reference to any section of the Code shall also be a reference to any successor provision and any treasury regulation promulgated thereunder.

(l)
“Committee” shall mean the Corporation’s Compensation and Governance Committee appointed by the Board or such other committee as may be designated by the Board to administer the Plan; provided, however, with respect to any decision relating to a Reporting Person, including, without limitation, approval of the grant of an Award, the Committee shall consist solely of two or more Directors who are “Non-Employee Directors” within the meaning of Rule 16b-3. If the Board does not designate the Committee, references herein to the “Committee” shall refer to the Board.

(m)
“Consultant” means a consultant as defined in section 2.22 of National Instrument 45-106 Prospectus Exemptions engaged by the Corporation or its Affiliates and shall only include those persons who may participate in an “Employee Benefit Plan” as set forth in Rule 405 of the US Securities Act.

(n)	“Corporation” shall mean Canopy Growth Corporation.

(o)
“Covered Employee” means an individual who is (i) a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be a “covered employee” with respect to the taxable year of the Corporation in which any applicable Award will be paid.

(p)	“Deferred Stock Unit” shall mean a contractual right to receive Shares or other Awards or a combination thereof at the end of a specified deferral period, granted under Section 9.

(q)	“Dividend Equivalent” means a right, granted to a Participant under the plan, to receive cash, shares, other Awards or other property equal in value to dividends paid with respect to Shares.

(r)	“Director” means a member of the Board.

(s)	“Effective Date” shall mean the date on which the Plan receives approval from the holders of the Shares in accordance with the rules of the TSX and the US Exchange.

(t)	“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

(u)
“Fair Market Value” means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code, any regulations issued thereunder or other applicable law or by any applicable accounting standard for the Corporation’s desired accounting for Awards or by the rules of the applicable Stock Exchange, a price that is determined by the Committee, provided that such price cannot be less than:

i.
For Canadian Awards, as long as Shares are listed on the TSX, the greater of the volume weighted average trading price of the Shares on the TSX for the five trading days immediately prior to the grant date or the closing price of the Shares on the TSX on the trading day immediately prior to the grant date.

ii.
For US Awards, as long as the Shares are listed on a US Exchange, the greater of the volume weighted average trading price of the Shares on the US Exchange for the five trading days immediately prior to the grant date or the closing price of the Shares on the US Exchange on the trading day immediately prior to the grant date.

iii.
Unless prohibited by applicable law or rules of a Stock Exchange, Canadian Awards or US Awards may be made to a Participant without regard to such Participant’s domicile or residence for tax purposes. Thus, for example, US taxpayers that are Participants may receive Canadian Awards. The Corporation may take such actions with respect to its filings, records and reporting, as it deems appropriate to reflect the conversion of Awards from Canadian dollars to US dollars and vice versa.

iv.
If the Shares are not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of the ITA, Section 409A of the Code and any other applicable law.

v.
For purposes of the grant of any Award, the applicable date shall be the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or its designee, as applicable, or, if not a day on which the applicable market is open, the next day that it is open. In the event that the Committee determines that the date of grant of an Award shall be a future date because the Corporation is in  a Blackout Period, the applicable date shall be deemed to occur on the seventh day following the termination of the Blackout Period and the Fair Market Value shall be the weighted average trading price of the Shares on the TSX or US Exchange as applicable for a Canadian Award or US Award, for the five most recent trading days preceding the applicable date (e.g. trading days two to six following the lifting of the Blackout Period). In the event an additional Blackout Period commences such that six consecutive trading days (excluding weekends and statutory holidays) do not elapse following the expiry of the initial Blackout Period, the applicable date and market price shall be determined by reference to the seventh consecutive trading day following the expiry of the subsequent Blackout Period.

(v)
“Incentive Stock Option” shall mean an option representing the right to purchase Shares from the Corporation, granted under and in accordance with the terms of Section 6, that is intended to be and is designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(w)	“ITA” shall mean the Income Tax Act (Canada) and any regulations thereunder as amended from time to time.

(x)	“Non-Employee Director” shall mean a Director who is not otherwise an Employee or a Consultant of the Company or of any Affiliate at the date an Award is granted.

(y)
“Non-Qualified Stock Option” shall mean an option representing the right to purchase Shares from the Corporation, granted under and in accordance with the terms of Section 6, that is not an Incentive Stock Option.

(z)	“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(aa)	“Other Stock-Based Award” means an Award granted pursuant to Section 11 of the Plan.

(bb)	“Participant” shall mean the recipient of an Award granted under the Plan.

(cc)	“Performance Award” means an Award granted pursuant to Section 10 of the Plan.

(dd)
“Performance Goals” means goals established by the Committee as contingencies for Awards   to vest and/or become exercisable or distributable based on one or more performance goals. Performance Goals may be applied to either the Corporation as a whole or to a business unit or to a single or group of Affiliates, either individually, alternatively or in any combination, and measured either in total, incrementally or cumulatively over a specified performance period, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group.

(ee)
“Performance Period” means the period established by the Committee at the time any  Performance Award is granted or at any time thereafter during which any Performance Goals specified by the Committee with respect to such Award are measured or must be satisfied.

(ff)	“Plan” shall mean this Amended and Restated Canopy Growth Corporation Omnibus Incentive Plan, as the same may be amended or supplemented from time to time.

(gg)	“Prior Plan” means the Corporation’s stock option plan as it existed prior to August 4, 2017.

(hh)	“Reporting Person” means an officer or Director, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

(ii)	“Restricted Stock” shall mean any Share granted under Section 8.

(jj)
“Restricted Stock Unit” shall mean a contractual right granted under Section 8 that is denominated in Shares. Each Restricted Stock Unit represents a right to receive one Share or the value of one Share upon the terms and conditions set forth in the Plan and the applicable Award Agreement.

(kk)	“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(ll)
“SAR” or “Stock Appreciation Right” shall mean any right granted to a  Participant   pursuant  to Section 7 to receive, upon exercise by the Participant, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the right on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee in its sole discretion, which, except in the case of  Substitute Awards, shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be.

(mm)
“Service” shall mean the active performance of services for the Corporation or an Affiliate by a person who is an employee or director of the Corporation or an Affiliate. Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a termination of “Service” under the Plan for purposes of payment of such Award unless such event is also a “separation from service” within the meaning of Section 409A of the Code.

(nn)	“Shares” shall mean the common shares in the capital of the Corporation. (kk) “Stock Exchanges” shall mean the US Exchange and the TSX.

(oo)	“Subsidiary” shall mean any corporation of which shares representing at least 50% of the ordinary voting power is owned, directly or indirectly, by the Corporation.

(pp)
“Substitute Awards” shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Corporation or with which the Corporation combines.

(qq)
“Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in any entity), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in any entity) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

(rr)
“TSX” means the Toronto Stock Exchange and at any time the Shares are not listed and posted  for trading on the TSX, shall be deemed to mean such other stock exchange or trading platform in Canada upon which the Shares trade and which has been designated by the Committee.

(ss)
“US Award” shall mean an Award pursuant to which, as applicable: (i) in the case of Options (including tandem SARs (as defined below)),the Exercise Price is stated and payable in United States dollars (and in the case of tandem SARs, any cash amount payable in settlement thereof shall be paid in United States dollars), (ii) in the case of freestanding SARs (as defined below), the base price is stated in United States dollars and any cash amount payable in settlement thereof shall be paid in United States dollars; (iii) in the case of Restricted Share Units, Deferred Share Units or Performance Awards, any cash amount payable in settlement thereof shall be paid in United States dollars; or (iv) in the case of Other Stock-Based Awards the price or value of such Shares is stated in United States dollars.

(tt)	“US Exchange” shall mean the New York Stock Exchange or such other national securities exchange or trading system on which the Corporation’s shares are listed in the United States.

(uu)	“US Securities Act” means the United States Securities Act of 1933, as amended.

Section 3.	Eligibility.

(a)          Any employee, officer, director, Consultant or, subject to applicable securities laws, other advisor of, or any other individual who provides services to, the Corporation or any Affiliate, shall be eligible to be selected to receive an Award under the Plan. All Awards shall be granted by an Award Agreement. Notwithstanding the foregoing, only eligible employees of the Corporation, its subsidiaries and its parent (as determined in accordance with Section 422(b) of the Code in the case of US employees) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

(b)         An individual who has agreed to accept employment by the Corporation or an Affiliate shall be deemed to be eligible for Awards hereunder as of the date of such acceptance; provided that vesting and exercise of Awards granted to such individual are conditioned upon such individual actually becoming an employee of the Corporation or an Affiliate.

(c)          Holders of options and other types of incentive awards granted by a company acquired by the Corporation or with which the Corporation combines are eligible for grant of Substitute Awards hereunder.

Section 4.	Administration.

(a)        The Plan shall be administered by the Committee. Subject to Section 15, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. To the extent applicable, the Plan and Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

(b)         Subject to the terms of the Plan and applicable law and the rules of the Stock Exchanges that the Shares are listed at the relevant time and in addition to those authorities provided in Section 4(a), the Committee (or its delegate) shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards (including Substitute Awards) to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards, including whether an Award shall be a Canadian Award or a US Award; (iv) authorize and approve the applicable form and determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the Shares relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion); (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, or other Awards, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof  or of the Committee, taking into consideration the requirements of Section 409A of the Code; (vii) determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award; (viii) to determine whether an Option is an Incentive Stock Option or Non-Qualified Option; (ix) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) to permit accelerated vesting or lapse of restrictions of any Award at any time; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)          All decisions of the Committee shall be final, conclusive and binding upon all parties, including the Corporation, the shareholders and the Participants.

(d)          Notwithstanding the foregoing, the Committee shall not have any discretion under this Section 4 or any other provision of the Plan that would modify the terms or conditions of any (i) Performance Goal or waive the satisfaction thereof with respect to any Award that is intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code if the exercise of such discretion would cause the Award not to so qualify, (ii) any other Award that is intended to be exempt from the definition of “salary deferral arrangement” in the ITA if the exercise of such discretion would cause the Award to not be or cease to be exempt; or (iii) any Option granted to a Canadian Grantee if the exercise of such discretion would cause the Option to not be or cease to be governed by section 7 of the ITA. The Committee will also exercise its discretion in good faith in accordance with the Corporation’s intention that the terms of Awards and the modifications or waivers permitted hereby are in compliance with applicable law and the rule of the Stock Exchanges.

(e)          No member of the Committee or the Board generally shall be liable for any action or determination made in good faith pursuant to the Plan or any instrument of grant evidencing any  Award granted under the Plan. To the fullest extent permitted by law, the Corporation shall indemnify and save harmless, and shall advance and reimburse the expenses of, each Person made, or threatened to be made, a party to any action or proceeding in respect of the Plan by reason of the fact that such Person is or was a member of the Committee or is or was a member of the Board in respect of any claim, loss, damage or expense (including legal fees) arising therefrom.

Section 5.	Shares Available for Awards; Per Person Limitations.

(a)          Subject to adjustment as provided below, the maximum number of Shares available for issuance under the Plan shall not exceed 15% of the issued and outstanding Shares from time-to-time when taken together with all other Security Based Compensation Arrangements of the Corporation; provided that all Shares reserved and available under the Plan shall constitute the maximum number of Shares that can be issued for Incentive Stock Options. Every three years after the Effective Date of the Plan, all unallocated Awards under the Plan shall be submitted for approval to the Board and the shareholders of the Corporation. With respect to Stock Appreciation Rights settled in Shares, upon settlement, only the number of Shares delivered to a Participant (based on the difference between the Fair Market Value of the Shares subject to such Stock Appreciation Right on the date such Stock Appreciation Right is exercised and the exercise price of each Stock Appreciation Right on the date such Stock Appreciation Right was awarded) shall count against the aggregate and individual share limitations set forth under this Section 5. If any Option, Stock Appreciation Right or Other Stock-Based Awards granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of Shares underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in Shares awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in Shares shall again be available for purposes of Awards under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations. On exercise of any Option, Stock Appreciation Right or Other Stock-Based Awards granted under the Plan, the number of Shares underlying such Award shall again be available for the purpose of Awards under the Plan. Any Shares subject to any Award or award granted under a Prior Plan that is outstanding on the date which this Plan was approved by shareholders of the Corporation (or any portion thereof) that has expired or is forfeited, surrendered, cancelled or otherwise terminated prior to, or that is otherwise settled so that there is no, issuance or transfer of such Shares shall not be counted against the foregoing maximum share limitations.

(b)          Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or Shares acquired by the Corporation.

(c)          To the extent required by Section 162(m) of the Code for Awards under the Plan to qualify as “performance-based compensation,” the following individual Participant limitations shall apply:

(i)          Subject to Section 21 below, the maximum number of Shares subject to any Award of Options, or Stock Appreciation Rights, shares of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards for which the grant of such Award or the lapse of the relevant restriction period is subject to the attainment of Performance Goals in accordance with Section 10 which may be granted under the Plan during any fiscal year of the Corporation to any Participant shall be 1,000,000 Shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 5(d)) provided that the maximum number of Shares for all types of Awards granted to any Participant does not exceed 1,000,000 Shares (which shall be subject to any further increase or decrease pursuant to Section 5(d)) during any fiscal year of the Corporation. If a Stock Appreciation Right is granted in tandem with an Option, it shall apply against the Participant’s individual share limitations for both Stock Appreciation Rights and Options.

(ii)        Subject to Section 5(g), Section 5(h) and Section 21, there are no annual individual share limitations applicable to Participants on Options, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards for which the grant, vesting or payment (as applicable) of any such Award is not subject to the attainment of Performance Goals.

(iii)        The individual Participant limitations set forth in this Section 5(c) shall be cumulative; that is, to the extent that Shares for which Awards are permitted to be granted to a Participant during a fiscal year are not covered by an Award to such Participant in a fiscal year, the number of Shares available for Awards to such Participant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

(d)          Changes

(i)         The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Corporation to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Corporation’s capital structure or its business, (b) any arrangement, merger or consolidation of the Corporation or any Affiliate, (c) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares (d) the dissolution or liquidation of the Corporation or any Affiliate, (e) any sale or transfer of all or part of the assets or business of the Corporation or any Affiliate or (f) any other corporate act or proceeding.

(ii)         If there shall occur any such change in the capital structure of the Corporation by reason of any stock split, reverse stock split, stock dividend, extraordinary dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any recapitalization, any arrangement, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing (a “Corporate Event”), then (i) the aggregate number and/or kind of shares that thereafter may be issued under the Plan, (ii) the number and/or kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award granted under the Plan, and/or (iii) the purchase price thereof, shall be appropriately adjusted. In addition, if there shall occur any change in the capital structure or the business of the Corporation that is not a Corporate Event (an “Other Extraordinary Event”), including by reason of any ordinary dividend (whether cash or stock), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of stock, or any sale or transfer of all or substantially all of the Corporation’s assets or business, then the Committee, in its sole discretion, may adjust any Award and make such other adjustments to the Plan. Any adjustment pursuant to this Section 5(d) shall be consistent with the applicable Corporate Event or the applicable Other Extraordinary Event, as the case may be, and in such manner as the Committee may, in its sole discretion, deem appropriate and equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan. Any such adjustment determined by the Committee shall be final, binding and conclusive on the Corporation and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Except as expressly provided in this Section 5(d) or in the applicable Award Agreement, a Participant shall have no rights by reason of any Corporate Event or any Other Extraordinary Event.

(iii)        Fractional shares of Shares resulting from any adjustment in Awards pursuant to Section 5(d)(i) or Section 5(d)(ii) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one- half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(e)          Shares underlying Awards that can only be settled in cash shall not reduce the number of Shares remaining available for issuance under the Plan.

(f)          Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued Shares are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law and the rules of the TSX.

(g)          (i) The equity value of Options granted to a Non-Employee Director, within a one-year period, pursuant to the Plan shall not exceed $100,000; and (ii) the aggregate equity value of all  awards, that are eligible to be settled in Shares granted to a Non-Employee Director, within a one-year period, pursuant to all Security Based Compensation Arrangements (including, for greater certainty, the Plan) shall not exceed $150,000.

(h)          In the event that a Participant holds 20% or more of the issued and outstanding Shares or the settlement of an Award in Shares would cause the Participant to hold 20% or more of the issued and outstanding Shares, such Participant shall only be granted Awards that can be settled in cash.

ASection 6.	Options.

The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a)          The purchase price per Share under an Option shall be determined by the Committee; provided, however, that, except in the case of Substitute Awards, such purchase price shall not be less than 100% (or 110% in the case of an Incentive Stock Option granted to a person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, its subsidiaries or its parent, determined in accordance with Section 422(b)(6)) of the Code) of the Fair Market Value of a Share on the date of grant of such Option. In the event that the Committee determines and has authorized the Chief Executive Officer of the Corporation to grant such Options on a future date because the Corporation is in a Blackout Period, the date of grant shall be deemed to occur on the second trading day following the termination of the Blackout Period and the Fair Market Value shall be the closing price on the first business day following the date on which the relevant Blackout Period has expired, unless the relevant grant of Options occurs after the close of trading on the date of grant, in which case the Fair Market Value shall be equal to the closing price on the date of grant. In the event an additional Blackout Period commences such that two consecutive trading days (excluding weekends and statutory holidays) do not elapse following the expiry of the initial Blackout Period, the grant date and Fair Market Value shall be determined by reference to the second consecutive trading day following the expiry of the subsequent Blackout Period.

(b)          The term of each Option shall be fixed by the Committee but shall not exceed 10 years from the date of grant thereof. Except as otherwise provided by the Committee in an Award Agreement, the term of each grant of Option shall be 10 years from the date of the grant thereof. Notwithstanding the foregoing, if the term of an Option (other than an Incentive Stock Option) held by any Participant not subject to Section 409A of the Code would otherwise expire during, or within ten business days of the expiration of a Blackout Period applicable to such Participant, then the term of such Option shall be extended to the close of business on the tenth business day following the expiration of the Blackout Period.

(c)          The Committee shall determine the time or times at which an Option may be exercised in whole or in part. Except as otherwise provided by the Committee in an Award Agreement, the Options will vest and become exercisable as follows:

(i)          as to one-third on the first anniversary of the date of the grant thereof;

(ii)         as to one-third on the second anniversary of the date of the grant thereof; and

(iii)        as  to  the  final  one-third  on  the  third  anniversary  of  the  date  of  the grant thereof.

(d)          To the extent vested and exercisable, Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Corporation specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the  purchase price (the “Option Price”) as follows: (i) by certified cheque, bank draft or money order payable to the order of the Corporation; (ii) solely to the extent permitted by applicable law, if the Shares are traded on a national securities exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Corporation an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, having the Corporation withhold Shares issuable upon exercise of the Option, or by payment in full or in part in the form of Shares owned by the Participant, based on the Fair Market Value of the Shares on the payment date as determined by the Committee). No Shares shall be issued until payment therefor, as provided herein, has been made or provided for.

(e)          Notwithstanding Section 6(d), with the approval of the Committee, in its sole and unfettered discretion, a Participant may elect to exercise an Option, in whole or in part, without payment of the aggregate Option Price due on such exercise by electing to receive Shares equal in value to the difference between the Option Price and the Fair Market Value on the date of exercise (any such exercise a “Cashless Exercise”) computed by using the following formula, with either a partial or full deduction of the number of underlying Shares from the Plan reserve:

X = Y (A-B)
A

Where	X = the number of Shares to be issued to the Participant upon such Cashless Exercise;
Y = the number of Shares purchasable under the Option (at the date of such calculation);
A = Fair Market Value of one Share of the Corporation (at the date of such calculation, if greater than the Option Price); and
B = Option Price (as adjusted to the date of such calculation)

In the event that the Shares are not listed on the Exchange as at the date of an exercise of an Option, it shall be a condition precedent to the exercise of any Option that the Participant agree to be bound by the terms of any unanimous shareholders agreement or similar agreements generally applicable to all of the shareholders of the Corporation then in force, and further that the Participant agree to enter into voting trust generally applicable to employee shareholders of the Corporation then in force and provide a power of attorney in support of such voting trust

(f)          The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant Employee during any calendar year under the Plan and/or any other stock option plan of the Corporation, any subsidiary or any parent exceeds $100,000, such Options shall be treated as Non-Qualified Options. Should any provision of the Plan not be necessary in order for the Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Corporation, subject to the rules of the TSX. To the extent that any such Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not so qualify shall constitute a separate Non- Qualified Stock Option.

Section 7.	Stock Appreciation Rights.

(a)          The Committee is hereby authorized to grant Stock Appreciation Rights (“SARs”) to Participants with terms and conditions as the Committee shall determine not inconsistent with the provisions of the Plan.

(b)          SARs may be granted hereunder to Participants either alone (“freestanding”) or in addition to other Awards granted under the Plan (“tandem”) and may, but need not, relate to a specific Options granted under Section 6.

(c)          Any tandem SAR related to an Option may be granted at the same time such Option is granted to the Participant. In the case of any tandem SAR related to any Option, the SAR or applicable portion thereof shall not be exercisable until the related Option or applicable portion thereof is exercisable and shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SAR. Any Option related to any tandem SAR shall no longer be exercisable to the extent the related SAR has been exercised.

(d)          A freestanding SAR shall not have a term of greater than 10 years or, unless it is a Substitute Award, an exercise price less than 100% of Fair Market Value of the Share on the date of grant. Notwithstanding the foregoing, if the term of a SAR held by any Participant not subject to Section 409A of the Code would otherwise expire during, or within ten business days of the expiration of a Blackout Period applicable to such Participant, then the term of such SAR shall be extended to the close of business on the tenth business day following the expiration of the Blackout Period.

Section 8.	Restricted Stock and Restricted Stock Units.

(a)          The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants.

(b)          Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or dividend equivalent or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. To the extent required by law, Participants holding Restricted Stock granted hereunder shall have the right to exercise full voting rights with respect to those Restricted Stocks during the any period of restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(c)          Any share of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate including, without limitation, book-entry registration or issuance of a share certificate or certificates. In the event any share certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. If share certificates are issued in respect of shares of Restricted Stock, the Committee may require that any share certificates evidencing such Shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Corporation, which would permit transfer to the Corporation of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part.

(d)          The Committee may in its discretion, when it finds that a waiver would be in the best interests of the Corporation, waive in whole or in part any or all restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(e)          The Committee, in its discretion, may award Dividend Equivalents with respect to Awards of Restricted Stock Units. The entitlements on such Dividend Equivalents will not be available until the vesting of the Award of Restricted Stock Units.

(f)          If the Committee intends that an Award under this Section 8 shall constitute or give rise to “qualified performance based compensation” under Section 162(m) of the Code, such Award may be structured in accordance with the requirements of Section 10, including without limitation, the Performance Goals and the Award limitation set forth therein, and any such Award shall be considered a Performance Award for purposes of the Plan.

(g)          No Restricted Stock Unit shall vest later than three years after the date of grant.

Section 9.	Deferred Stock Unit.

The Committee is authorized to grant Deferred Stock Units to Participants, subject to the following terms and conditions:

(a)          Deferred Stock Units shall be settled upon expiration of the deferral period specified for an Award of Deferred Stock Unit by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock Units shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. Deferred Stock Units may be satisfied by delivery of Shares, other Awards, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

(b)          The Committee, in its discretion, may award Dividend Equivalents with respect to Awards of Deferred Stock Units. The entitlements on such Dividend Equivalents will not be available until the expiration of the deferral period for the Award of Deferred Stock Units.

(c)          Except as otherwise provided in the Award Agreement, each Participant shall be entitled to redeem his or her Deferred Stock Units during the period commencing on the business day immediately following the Director Termination Date and ending on the 90th day following the Director Termination Date by providing a written notice of redemption, on a prescribed form, to the Corporation (the “Redemption Date”). In the event of death of a Participant, the notice of redemption shall be filed by the administrator or liquidator of the estate of the Participant. For greater certainty, the administrator shall have a maximum of 180 days following the Director Termination Date to provide such written notice. In the case of a US Participant and except as otherwise provided in an Award Agreement, however, the redemption will be deemed to be made on the earlier of (i) December 31 of the year following the year of a “separation from service” within the meaning of Section 409A of the Code, or (ii) within 90 days of the US Participant’s death, or retirement from, or loss of office or employment with the Company, within the meaning of paragraph 6801(d) of the regulations under the ITA, including the Participant’s resignation, retirement, removal from the Board, death or otherwise.

Section 10.	Performance Awards.

(a)          The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goals. The Committee may grant Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, as well as Performance Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code. If the Performance Award is payable in shares of Restricted Stock, such shares shall be transferable to the Participant only upon attainment of the relevant Performance Goal in accordance with Section 8. If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant Performance Goals either in cash or in shares of Restricted Stock (based on the then current Fair Market Value of such shares), as determined by the Committee, in its sole and absolute discretion. Each Performance Award shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Committee may from time to time approve. With respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall condition the right to payment of any Performance Award upon the attainment of objective Performance Goals established pursuant to Section 10(b)(iii).

(b)          Terms and Conditions. Performance Awards awarded pursuant to this Section 10 shall be subject to the following terms and conditions:

(i)          Earning of Performance Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 10(b) are achieved and the percentage of each Performance Award that has been earned.

(ii)          Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, Performance Awards may not be Transferred during the Performance Period.

(iii)        Objective Performance Goals, Formulae or Standards. With respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) the impact of any of the following that the Committee determines to be appropriate: (i) corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances, (ii) restructurings, discontinued operations, extraordinary items or events, and other unusual or non- recurring charges as described in the Corporation’s Management Discussion & Analysis; (iii) an event either not directly related to the operations of the Corporation or any of its Affiliates or not within the reasonable control of the Corporation’s management, (iv) a change in tax law or accounting standards required by generally accepted accounting principles, or (v) such other exclusions or adjustments as the Committee specifies at the time the Award is granted. To the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect, with respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(c)          Dividends. Unless otherwise determined by the Committee in an Award Agreement, amounts equal to dividends declared during the Performance Period with respect to the number of Shares covered by a Performance Award will not be paid to the Participant. In all cases, such dividends would not become payable until the expiration of the applicable Performance Period.

(d)         Payment. Following the Committee’s determination in accordance with Section  10(b)(i) the Corporation shall settle Performance Awards, in such form (including, without limitation, in Shares or in cash) as determined by the Committee, in an amount equal to such Participant’s earned Performance Awards. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Awards and/or subject the payment of all or part of any Performance Award to additional vesting, forfeiture and deferral conditions as it deems appropriate.

(e)          Termination. Subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s termination of Service for any reason during the Performance Period for a given Performance Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

(f)         Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, due to such service, performance and/or such other factors or criteria relating to the Participant’s performance to date accelerate on a pro rata basis the vesting of all or any part of any Performance Award.

(g)         When and if Performance Awards become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in settlement of such units in cash, Shares of equivalent value (based on the Fair Market Value), in some combination thereof, or in any other form determined by the Committee at its sole discretion. With respect to any Canadian Participant, the Company shall deliver the payout in settlement of any Performance Award to such Canadian Participant by or before December 31 of the third year following the year of the grant.

Section 11.	Other Stock-Based Awards.

The Committee is authorized, subject to limitations under applicable law, the approval of the TSX and shareholder approval, if required, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Corporation or business units thereof, Shares awarded purely as a bonus and not subject to restrictions or conditions, or any other factors designated by the Committee. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, notes, or other property, as the Committee shall determine. Unless otherwise determined by the Committee in an Award Agreement, the recipient of an Award under this Section 11 shall not be entitled to receive, currently or on a deferred basis, dividends or Dividend Equivalents in respect of the number of Shares covered by the Award. In all cases, such dividends or Dividend Equivalents would not become payable until the expiration of any applicable performance period.

Section 12.	Effect of Termination of Service on Awards.

(a)          The Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, the circumstances in which Awards shall be exercised, vested, paid or forfeited in the event a Participant ceases to provide Service to the Corporation or any Affiliate prior to the end of a performance period or exercise or settlement of such Award.

(b)          Except as otherwise provided by the Committee in an Award Agreement:

(i)          if a Participant resigns their office or employment, or the employment of a Participant is terminated, or a Participant’s contract as a Consultant terminates, only the portion of the Options that have vested and are exercisable at the date of any such resignation or termination may be exercised by the participant during the period ending 90 days after the date of resignation or termination, as applicable, after which period all Options expire; and

(ii)        any Options, whether vested or unvested, will expire immediately upon the Participant being dismissed from their office or employment for cause or on a Participant’s contract as a Consultant being terminated before its normal termination date for cause, including where a participant resigns their office or employment or terminates their contract as a Consultant after being requested to do so by the Corporation as an alternative to being dismissed or terminated by the Corporation for cause.

Section 13.	Change in Control Provisions.

Except as otherwise provided by the Committee in an Award Agreement:

(a)          the occurrence of a Change in Control will not result in the vesting of unvested Awards nor the lapse of any period of restriction pertaining to any Restricted Stock or Restricted Stock Unit (such Awards collectively referred to as “Unvested Awards”), provided that: (i) such Unvested Awards will continue to vest in accordance with the Plan and the Award Agreement; (ii) the level of achievement of performance goals prior to the date of the Change in Control shall be based on the actual performance achieved to the date of the Change in Control and the level of achievement of performance goals for the applicable period completed following the date of the Change in Control shall be based on the assumed achievement of 100% of the performance goals; and (iii) any successor entity agrees to assume the obligations of the Corporation in respect of such Unvested Awards.

(b)          For the period of 24 months following a Change in Control, where a Participant’s employment or term of office or engagement is terminated for any reason, other than for Cause: (i) any Unvested Awards as at the date of such termination shall be deemed to have vested, and any period of restriction shall be deemed to have lapsed, as at the date of such termination and shall become payable as at the date of termination; and (ii) the level of achievement of performance goals for any Unvested Awards that are deemed to have vested pursuant to (i) above, shall be based on the actual performance achieved at the end of the applicable period immediately prior to the date of termination.

(c)          With respect to Awards for a US Participant to the extent applicable, the Committee shall have the discretion to unilaterally determine that all outstanding Awards shall be cancelled up on a Change in Control, and that the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreements, shall be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control; provided, however, that no such payment shall be made on account of an ISO using a value higher than the Fair Market Value of the underlying Shares on the date of settlement. For purposes of this Section,  “Change in Control Price” shall mean the highest price per Share paid in any transaction related to a Change in Control of the Corporation.

(d)          Notwithstanding the above, no cancellation, acceleration of vesting, lapsing of restrictions, payment of an Award, cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honoured or assumed, or new rights substituted therefor (with such honoured, assumed or substituted Award hereinafter referred to as an “Alternative Award”) by any successor to the Corporation or an Affiliate; provided, however, that any such Alternative Award must: (i) be based on stock which is traded on the TSX and/or an established US securities market; (ii) provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment; (iii) recognize, for the purposes of vesting provisions, the time that the Award has been held prior to the Change in Control; (iv) have substantially equivalent economic value to such Award (determined prior to the time of the Change in Control); and (v) have terms and conditions which provide that in the  event that the Participant’s employment with the Corporation, an Affiliate or any successor is involuntarily terminated or constructively terminated at any time within at least twelve months following a Change in Control, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

(e)          In the event that any accelerated Award vesting or payment received or to be received by a Participant pursuant to the above (the “Benefit”) would (i) constitute a “parachute payment” within the meaning of and subject to Section 280G of the Code and (ii) but for this Section, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Benefit shall be reduced to the extent necessary to that no portion of the Benefit will be subject to the Excise Tax, as determined in good faith by the Committee; provided, however, that if, in the absence of any such reduction (or after such reduction), the Participant believes that the Benefit or any portion thereof (as reduced, if applicable) would be subject to the Excise Tax, the Benefit shall be reduced (or further reduced) to the extent determined by the Participant in his or her discretion so that the Excise Tax would not apply. To the extent that such Benefit or any portion thereof is subject to Section 409A of the Code, then such Benefit or portion thereof shall be reduced by first reducing or eliminating any payment or Benefit payable in cash and then any payment or Benefit not payable in cash, in each case in reverse order beginning with payments or Benefits which are to be paid the further in time from the date of a Change in Control. If, notwithstanding any such reduction (or in the absence of such reduction), the Internal Revenue Service (“IRS”) determines that the Participant is liable for Excise Tax as a result of the Benefit, then the Participant shall be obliged to return to the Corporation, within thirty days of such determination by the IRS, a portion of the Benefit sufficient such that none of the Benefit retained by the Participant constitutes a “parachute payment” within the meaning of Section 280G of the Code that is subject to the Excise Tax. In no event shall the Corporation have any obligation to pay any Excise Tax imposed on a Participant or to indemnify a Participant therefor.

(f)           Notwithstanding any other provision of this Plan, this Section shall not apply with respect to any Deferred Stock Units held by a Canadian Participant where such Deferred Stock Units are governed under regulation 6801(d) of the ITA or any successor to such provision.

Section 14.	General Provisions Applicable to Awards.

(a)          Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(b)          Awards may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award or any award granted under any other plan of the Corporation. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Corporation, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(c)         Subject to the terms of the Plan, payments or transfers to be made by the Corporation upon the grant, exercise or payment of an Award may be made in the form of cash, Shares, other securities or other Awards, or any combination thereof, as determined by the Committee in its discretion at the time of grant, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee and in compliance with Section 409A of the Code. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest (or no interest) on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments.

(d)          Except as may be permitted by the Committee or as specifically provided in an Award Agreement, (i) no Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner other than by will or the law of descent, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal  process for or against such person, and (ii) each Award, and each right under any Award, shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. The provisions of this paragraph shall not apply to any Award which has been fully exercised, earned or paid, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.

(e)         A Participant may designate a Beneficiary or change a previous beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose. If no Beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant’s death, the Beneficiary shall be the Participant’s estate.

(f)         All certificates for Shares and/or Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Ontario Securities Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(g)          It is a condition of each grant of an Award that if: (a) the Participant fails to comply with any obligation to the Corporation or an Affiliate (A) to maintain the confidentiality of information relating to the Corporation or the Affiliate and/or its business, (B) not engage in employment or business activities that compete with the business of the Corporation or the Affiliate, whether during or after employment with the Corporation of Affiliate, and whether such obligation is set out in an Award Agreement issued under the Plan or other agreement between the Participant and the Corporation or Affiliate, including, without limitation, an employment agreement or otherwise; (C) not solicit employees or other service providers, customers and/or suppliers of the Corporation or the Affiliate, whether during or after employment with the Corporation or Affiliate, and whether such obligation is set out in an Award Agreement issued under the Plan or other agreement between the Participant and the Corporation or Affiliate, including, without limitation, an employment agreement, or otherwise (collectively, a “Restrictive Covenant”); (b) the Participant is terminated for cause, or the Board reasonably determines after employment termination that the Participant’s employment could have been terminated for cause; (c) the Board reasonably determines that the Participant engaged in conduct that causes material financial or reputational harm to the Corporation or its Affiliates, or engaged in gross negligence, willful misconduct or fraud in respect of the performance of the Participant’s duties for the Company or an Affiliate; or (d) the Corporation’s financial statements (the “Original Statements”) are required to be restated (other than as a result of a change in accounting policy by the Corporation or under International Financial Reporting Standards applicable to the Corporation) and such restated financial statements (the “Restated Statements” disclose, in the opinion of the Board, acting reasonably, materially worse financial results than those contained in the Original Statements, then the Board may, in its sole discretion, to the full extent permitted by governing law and to the extent it determines that such action is in the best interest of the Corporation, and for a US Participant, in a manner in accordance with Section 409A of the Code to the extent applicable, and in addition to any other rights that the Corporation or an Affiliate may have at law or under any agreement, take any or all of the following actions, as applicable): (i) require the Participant to reimburse the Corporation for any amount paid to the Participant in respect of an Award in cash in excess of the amount that should otherwise have been paid in respect of such Award had the determination of such compensation been based upon the Restated Statements in the event clause (d) above is applicable, or that was paid in the twelve (12) months prior to (x) the date on which the Participant fails to comply with a Restrictive Covenant, (y) the date on which the Participant’s employment is terminated for cause, or the Board makes a determination under paragraph (b) or (c) above, less, in any event, the amount of tax withheld pursuant to the ITA or other relevant taxing authority in respect of the amount paid in cash in the year of payment; (ii) reduce the number or value of, or cancel and terminate, any one or more unvested grants of Options, Restricted Stock Units, Deferred Stock Units, Performance Awards or SARs on or prior to the applicable maturity or vesting dates, or cancel or terminate any outstanding Awards which have vested in the twelve (12) months prior to (x) the date on which the Participant fails to comply with a Restrictive Covenant, (y) the date on which the Participant’s employment is terminated for cause or the Board makes a determination under paragraph (b) or (c) above, or (z) the date on which the Board determines that the Corporation’s Original Statements are required to be restated, in the event paragraph (d) above applies (each such date provided for in clause (x), (y) and (z) of this paragraph (ii) being a “Relevant Equity Recoupment Date”); and/or (iii) require payment to the Corporation of the value of any Shares of the Corporation acquired by the Participant pursuant to an Award granted in the twelve (12) months prior to a Relevant Equity Recoupment Date (less any amount paid by the Participant) to acquire such Shares and less the amount of tax withheld pursuant to the ITA or other relevant taxing authority in respect of such Shares).

(h)          All Awards issued pursuant to the Plan which may be denominated or settled in Shares, and all such Shares issued pursuant to the Plan, will be issued pursuant to the registration requirements of the US Securities Act or an exemption from such registration requirements.

Section 15.	Amendments and Termination.

(a)          The Board may amend, alter, suspend, discontinue or terminate the Plan and any outstanding Awards granted hereunder, in whole or in part, at any time without notice to or approval by the shareholders of the Corporation, for any purpose whatsoever, provided that all material amendments to the Plan shall require the prior approval of the shareholders of the Corporation and must comply with the rules of the TSX. Examples of the types of amendments that are not material that the Board is entitled to make without shareholder approval include, without limitation, the following:

(i)           ensuring continuing compliance with applicable law, the rules of the TSX or other applicable stock exchange rules and regulations or accounting or tax rules and regulations;

(ii)        amendments of a “housekeeping” nature, which include amendments to correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect;

(iii)         changing the vesting provision of the Plan or any Award (subject to the limitations for Awards subject to Section 10(b));

(iv)         waiving any conditions or rights under any Award (subject to the limitations for Awards subject to Section 10(b));

(v)          changing the termination provisions of any Award that does not entail an extension beyond the original expiration date thereof;

(vi)         adding or amending a cashless exercise provision;

(vii)        adding or amending a financial assistance provision;

(viii)      changing the process by which a Participant who wishes to exercise his or her Award can do so, including the required form of payment for the Shares being purchased, the form of written notice of exercise provided to the Corporation and the place where such payments and notices must be delivered; and

(ix)         delegating any or all of the powers of the Committee, other than powers with respect to Reporting Persons, to administer the Plan to officers of the Corporation.

(b)          Notwithstanding anything contained herein to the contrary, no amendment to the Plan requiring the approval of the shareholders of the Corporation under any applicable securities laws or requirements shall become effective until such approval is obtained. In addition to the foregoing, the approval of the holders of a majority of the Shares present and voting in person or by proxy at a meeting of shareholders shall be required for:

(i)           an increase in the maximum number of Shares that may be made the subject of Awards under the Plan;

(ii)        any adjustment (other than in connection with a stock dividend, recapitalization or other transaction where an adjustment is permitted or required under Section 5(d)(i) or Section 5(d)(ii)) or amendment that reduces or would have the effect of reducing the exercise price of an Option or Stock Appreciation Right previously granted under the Plan, whether through amendment, cancellation or replacement grants, or other means (provided that, in such a case, insiders of the Corporation who benefit from such amendment are not eligible to vote their Shares in respect of the approval);

(iii)        an increase in the limits on Awards that may be granted to any Participant under Section 5(c) and Section 5(g) or to Insiders under Section 21;

(iv)         an extension of the term of an outstanding Option or Stock Appreciation Right beyond the expiry date thereof;

(v)          permitting Options granted under the Plan to be Transferrable other than for normal estate settlement purposes; and

(vi)         any amendment to the plan amendment provisions set forth in this Section 15 which is not an amendment within the nature of Section 15(a)(i) or Section 15(a)(ii),

unless the change results from application of Section 5(d)(i) or Section 5(d)(ii).

Furthermore, except as otherwise permitted under the Plan, no change to an outstanding Award that will adversely impair the rights of a Participant may be made without the consent of the Participant except to the extent that such change is required to comply with applicable law, stock exchange rules and regulations or accounting or tax rules and regulations.

Section 16.	Miscellaneous.

(a)          The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest, but which are not yet made to a Participant by the Corporation, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Corporation.

(b)          No employee, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. Any Award granted under the Plan shall be a one-time Award which does not constitute a promise of future grants. The Corporation, in its sole discretion, maintains the right to make available future grants hereunder.

(c)          The Corporation shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of Shares or the payment of any cash hereunder, payment by the Participant of, any federal, provincial, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Corporation. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of Shares otherwise deliverable or by delivering Shares already owned. Any fraction of a Share required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

(d)          Nothing contained in the Plan shall prevent the Corporation from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e)          The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or to continue to provide services to, the Corporation or any Affiliate. Further, the Corporation or the applicable Affiliate may at any time dismiss a Participant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement or in any other agreement binding the parties. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in such Award.

(f)          If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(g)          Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Corporation pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

(h)          No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(i)          No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

(j)          Unless otherwise determined by the Committee, as long as the Shares are listed on a national securities exchange including the TSX or system sponsored by a national securities association, the issuance of Shares pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Corporation shall have no obligation to issue such Shares unless and until such Shares are so listed, and the right to exercise any Option or other Award with respect to such Shares shall be suspended until such listing has been effected. If at any time counsel to the Corporation shall be of the opinion that any sale or delivery of Shares pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Corporation under the statutes, rules or regulations of any applicable jurisdiction, the Corporation shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration with respect to Shares or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Corporation. A Participant shall be required to supply the Corporation with certificates, representations and information that the Corporation requests and otherwise cooperate with the Corporation in obtaining any listing, registration, qualification, exemption, consent or approval the Corporation deems necessary or appropriate.

(k)          No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Corporation or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

(l)          The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Corporation, its Affiliates and their employees, agents and representatives with respect thereto.

Section 17.	Effective Date of the Plan.

The Plan shall be effective as of the Effective Date, which is the date of adoption by the  Board,  subject to the approval of the Plan by the shareholders of the Corporation in accordance with the requirements of the laws of the Province of Ontario.

Section 18.	Term of the Plan.

No Award shall be granted under the Plan after ten years from the Effective Date. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

Section 19.	Section 409A of the Code.

(a)          The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Corporation shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Corporation and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Corporation. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a  payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period.

(b)          Notwithstanding the foregoing, the Corporation does not make any representation to any Participant or Beneficiary as to the tax consequences of any Awards made pursuant to this Plan, and the Corporation shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur as a result of the grant, vesting, exercise or settlement of an Award under this Plan.

Section 20.	Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in the Province of Ontario.

Section 21.	TSX Requirements.

The number of Shares issuable to Insiders, at any time, under all Security Based Compensation Arrangements of the Corporation, may not exceed 10% of the Corporation’s issued and outstanding Shares; and the number of Shares issued to Insiders within any one-year period, under all Security Based Compensation Arrangements of the Corporation, may not exceed 10% of the Corporation’s issued and outstanding Shares. For the purpose of this Section 21, “Insider” shall mean any “reporting insiders” as defined in National Instrument 55-104 – Insider Reporting Requirements, and “Security Based Compensation Arrangement” shall mean any (i) any stock option plans for the benefit of employees, insiders, service providers or any one of such groups; (ii)  individual  stock  options  granted to employees, service providers or insiders if not granted pursuant to a plan previously approved by the Corporation’s security holders; (iii) treasury based share purchase plans where the Corporation provides financial assistance or where the Corporation matches the whole or a portion of the securities being purchased; (iv) stock appreciation rights involving issuances of securities from treasury; any other compensation or incentive mechanism involving the issuance or potential issuances of securities of the Corporation; and (vi) security purchases from treasury by an employee, insider or service provider which is financially assisted by the Corporation by any means whatsoever.

APPENDIX C – ESPP

CANOPY GROWTH CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

1.	Plan Description

The Canopy Growth Corporation (the “Company”) Employee Stock Purchase Plan is intended to promote the interests of the Company and its subsidiaries by providing eligible employees an opportunity to acquire a proprietary interest in the Company through a stock purchase plan.   The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends (but makes no undertaking or representation to maintain) for the 423 Component to qualify as an as “employee stock purchase plan” under Section 423 of the Code.  The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code.  In addition, this Plan authorizes grants of purchase rights under the Non-423 Component that do not meet the requirements of Section 423 of the Code.  Except as otherwise provided in the Plan or determined by the Committee, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

2.	Definitions

“423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which purchase rights that satisfy the requirements for an employee stock purchase plan under Section 423 of the Code may be granted to Eligible Persons, and such purchase rights are intended to be exempt from the application of Section 409A of the Code under US Treasury Regulation Section 1.409A-1(b)(5)(ii).

“Affiliate” has the meaning assigned by the Securities Act (Ontario), as amended from time to time.

“Associate” has the meaning assigned by the Securities Act (Ontario), as amended from time to time.

“Annual Compensation” means, for each Participant, the annualized gross salary of that Participant, i.e., regular compensation earned during each payroll period, before any deductions or withholding, but excluding commissions, overtime pay, bonuses, amounts paid as reimbursements of expenses and other additional compensation, under rules uniformly applied by the Committee (for Employees who have a compensation plan with a base and incentive portion comprising a target, Annual Compensation shall mean the base for that individual).

“Blackout Period” means a period when the Eligible Person is prohibited by law, by the policies of the Exchange or by the policies of the Company from trading in Common Shares.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day which is a trading day on the Exchange.

“Change in Control” shall mean:

(i)
when any person, together with any Affiliate or Associate of such person (other than the Company or its subsidiaries, or an employee benefit plan of the Company or its subsidiaries, including any trustee of such plan acting as trustee) hereafter acquires, the direct or indirect “beneficial ownership”, as defined by the Canada Business Corporations Act (the “CBCA”), of securities of the Company representing fifty (50%) percent or more of the combined voting power of the Company’s then outstanding securities; or

(ii)
the occurrence of a transaction requiring approval of the Company’s shareholders involving the acquisition of the Company or all or substantially all of its business by an entity through purchase of assets by amalgamation, arrangement or otherwise;

“Code” means the US Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

“Committee” means the compensation committee appointed by the Board of Directors to administer the Plan. All references in the Plan to the Committee means the Board of Directors if no Committee has been appointed.

“Designated Company” means any Subsidiary or Affiliate that has been designated by the Committee in its sole discretion as eligible to participate in the Plan.  For purposes of the 423 Component, only the Company and its Subsidiaries may be Designated Companies, provided that a Subsidiary that is a Designated Company under the 423 Component may not simultaneously be a Designated Company under the Non-423 Component.

“Common Shares” means common shares in the capital of the Company.

“Eligible Person” means an Employee who is eligible to participate in the Plan pursuant to Section 3.

“Employee” means a full or part time employee of the Company or any of its Subsidiaries (provided such part time employees work a minimum of 28 hours per week on a non-seasonal basis, and, for purposes of the 423 Component, such part time employees work a minimum of 20 hours per week and more than five (5) months per calendar year).

“Exchange” means the Toronto Stock Exchange or such other exchange upon with the Company may be listed, should it no longer be listed on the Toronto Stock Exchange.

“Fair Market Value” per Common Share shall be the volume-weighted average price of Common Shares on the Exchange for the ten trading days immediately preceding the applicable date, calculated by dividing the total value by the total volume of securities traded for the ten trading days immediately preceding the applicable date.

“Insider” means:

(i)	an insider of the Company as defined by the Securities Act (Ontario) as amended from time to time; and

(ii)	an Associate or Affiliate of any person who is an Insider by virtue of clause (i) of this definition.

“Leave of Absence” has the meaning ascribed thereto in Section 7 hereof.

“Non-423 Component” means the part of the Plan, which excludes the 423 Component, pursuant to which purchase rights that are not intended to satisfy the requirements for an employee stock purchase plan under Section 423 of the Code may be granted to Eligible Persons.  The Non-423 Component is intended to be exempt from the application of Section 409A of the Code, to the extent applicable, as rights granted thereunder are intended to constitute “short term deferrals” and any ambiguities herein will be interpreted such that those rights shall so be exempt from Section 409A of the Code.

“Offering” means the grant to Eligible Persons of rights to purchase Common Shares pursuant to the Plan, with the exercise of those purchase rights automatically occurring at the end of each Offering Period.

“Offering Period” means, unless otherwise provided by the Committee, one of the six month periods commencing in each year either on the third Business Day after the first public announcement of the Company’s first quarter financial results or on the third Business Day after the first public announcement of the Company’s third quarter financial results; provided, however, that if an Offering Period is scheduled to commence during a Blackout Period, the Offering Period will instead begin on the first Business Day following the expiration of the Blackout Period.  Notwithstanding the foregoing, the Committee may establish an Offering Period with a duration that is shorter or longer than six (6) months (provided that for the 423 Component, an Offering Period may not be longer than twenty-seven (27) months) and/or has a different commencement date.

“Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” means an Eligible Person who is participating in the Plan pursuant to Section 3.

“Payroll Deduction” has the meaning ascribed thereto in Sub-section 5(b) hereof.

“Plan” means this Canopy Growth Corporation Employee Stock Purchase Plan.

“Plan Account” means, for each Participant, an account maintained by the Company or its designated record keeper to which such Participant’s payroll deductions are credited and against which funds used to purchase Common Shares are charged and to which Common Shares purchased are credited.

“Purchase Date” means the first Business Day which is six months (unless the Committee specifies a different duration, which shall not exceed twenty-seven (27) months with respect to the 423 Component) following the first Business Day of each Offering Period in respect of any Offering Period.

“Purchase Price” means the lesser of (i) 90% of the Fair Market Value of the Common Shares on the first day of the Offering Period in which the Purchase Date falls, and (ii) 90% of the Fair Market Value of the Common Shares on the Purchase Date for that Offering Period.

“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.	Shares Subject to the Plan

Subject to Section 13, the aggregate number of Common Shares which may be sold under the Plan is 600,000.  The maximum number of Common Shares which may be issued under the Plan in any one fiscal year shall not exceed 300,000. No fractional shares may be purchased or issued hereunder. The following restrictions shall also apply to this Plan as well as all other plans or stock option agreements to which the Company may be a party:

(i)
the aggregate number of Common Shares issuable to Insiders, at any time, under all of the Company’s security-based compensation arrangements, cannot exceed 10% of the issued and outstanding Common Shares of the Company; and

(ii)
Insiders shall not be issued, under this Plan and all of the Company’s other security-based compensation arrangements, within any one year period, a number of Common Shares which exceeds 10% of the issued and outstanding Common Shares of the Company.

4.	Eligible Persons

Each Employee (an “Eligible Person”) who has provided services to the Company or any of its subsidiaries for at least three months and who is continuing to provide such services may participate in the Plan. The Committee may exclude all, but not less than all, of the Employees of any subsidiary of the Company located outside of Canada where participation by such Employees would be impractical.

5.	Offering Periods and Participation in the Plan

a.
Common Shares shall be offered for purchase under the Plan through a series of successive Offering Periods until such time as: (i) the maximum number of Common Shares available for purchase under the Plan shall have been purchased; or (ii) the Plan shall have been terminated in accordance with the terms hereof.  With respect to the 423 Component, an Offering will comply with the requirement of Section 423(b)(5) of the Code that all Eligible Persons granted purchase rights will have the same rights and privileges.

b.
An Eligible Person who is an Employee may participate in the Plan by electronically enrolling using the Company’s equity management software prior to the tenth day of an Offering Period (or such other date as the Committee may determine) a subscription agreement and an electronic election form which authorizes payroll deductions (the “Payroll Deductions”) from such Employee’s pay for the purposes of acquiring Common Shares.  Such Payroll Deductions shall commence on the first regularly scheduled payroll day of the applicable Offering Period following the receipt by the Company of the electronic election form.  Such Payroll Deductions shall continue until such Employee terminates participation in the Plan or the Plan is terminated prior to such time.  Unless otherwise specified in an electronic election form or a new electronic election form is filed pursuant to Section 7 of the Plan or participation in the Plan is terminated pursuant to Section 7 of the Plan, Employees who have filed a completed subscription agreement and electronic election form shall be deemed to participate in the Plan in subsequent Offering Periods.

c.
Notwithstanding the foregoing, an Eligible Person shall not be entitled to purchase Common Shares under this Plan on any Purchase Date if the purchase would not comply with the restrictions respecting the issuance/sale of Common Shares set forth in Section 3.

d.
If the aggregate number of Common Shares subscribed for pursuant to the Plan exceeds the total number of Common Shares permitted to be issued under the Plan or the maximum number of Common Shares permitted to be issued under the Plan in respect of a fiscal year, the Common Shares available will be allocated by the Company on a pro rata basis in proportion to each Participant’s balance in his or her Plan Account, and a cash payment for the balance remaining will be refunded to the Participant on the Purchase Date, such calculation and allotment by the Company to be final and binding on all Participants.

e.
Any provisions of the Plan to the contrary notwithstanding, with respect to any Offering under the 423 Component, no Eligible Person will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Person (or any other person whose stock would be attributed to such Eligible Person pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options or rights to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate that exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code.

6.	Limits on Payroll Deductions

Payroll Deductions shall be made from the amounts paid to each Participant for each payroll period in such amounts as such Participant shall authorize in such Participant’s electronic election form. The maximum Payroll Deduction for each Participant shall be 5% of the Participant’s Annual Compensation, and the minimum Payroll Deduction for each Participant shall be 1% of the Participant’s Annual Compensation. If a Participant’s Annual Compensation is insufficient in any pay period to allow the entire Payroll Deduction elected under the Plan, no deduction shall be made for such pay period. Payroll Deductions will resume with the next regularly scheduled payroll period in which the Participant has pay sufficient to permit the Payroll Deduction.  Payroll Deductions under the Plan shall be made in any period only after all other withholdings, deductions, garnishments and the like have been made.

7.	Changes in Payroll Deductions

Subject to the minimum and maximum deductions set forth above in Section 6, a Participant may change the amount of such Participant’s Payroll Deductions by filing a new electronic election form with the Company during such period as the Committee may determine with respect to an Offering Period, which change shall be effective for such Offering Period.

8.	Termination of Participation in Plan

A Participant’s participation in the Plan shall be terminated upon the termination of such Employee’s employment with the Company or a Designated Company for any reason and such Participant shall cease to be an Eligible Person at such time.  Unless determined otherwise by the Committee, a Participant whose employment transfers between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Company shall not be treated as terminated under the Plan or an Offering; however, if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s purchase right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code and does not cause any option thereunder to fail to comply with Section 423 of the Code.  If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the purchase right will remain non-qualified under the Non-423 Component.  In the event that a Participant’s participation in the Plan is voluntarily or involuntarily terminated, Payroll Deductions under the Plan shall cease and any payments credited to such Participant’s Plan Account prior to such time shall be returned to the Participant. For purposes of this Section 8, the date of termination of an Employee’s employment shall be the date designated in writing by the Company (or by its subsidiary, as the case may be) as the effective date of termination, notwithstanding any period of notice or reasonable notice that the Company (or subsidiary, as the case may be) may be required by contract or at law to provide to the Participant in connection with such termination.  For greater clarity, a temporary leave of absence (whether with or without pay) of a Participant from his or her employment with the Company (a “Leave of Absence”) shall not be treated as terminating such Participant’s participation in any Offering Period, provided, however, that (a) in the event of any Leave of Absence of a Participant without pay, such Participant’s Payroll Deductions under the Plan, if any, shall be suspended for the duration of such Leave of Absence, (b) any such suspension of Payroll Deductions shall not be deemed to be a change made pursuant to Sections 7 or 8 hereof for the determination of the amount of the Purchase Price related to any Common Shares to be purchased in an Offering Period, and (c) with respect to the 423 Component, where the Leave of Absence exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave.

9.	Purchase of Shares

a.
On each Purchase Date, the Company shall apply the funds credited to each Participant’s Plan Account to the purchase (without commissions or fees) of that number of whole Common Shares determined by dividing the Purchase Price into the balance in the Participant’s Plan Account on the Purchase Date. Any amount remaining shall be carried forward to the next Purchase Date unless the Plan Account is closed.

b.
As soon as practicable after each Purchase Date, an electronic statement shall be delivered to each Participant  through the Company’s equity management software which shall include the number of Common Shares purchased on the Purchase Date on behalf of such Participant under the Plan.

10.	Rights as a Shareholder

As of the Purchase Date, a Participant shall be treated as record owner of his/her Common Shares purchased pursuant to the Plan.

11.	Rights Not Transferable

Rights under the Plan are not transferrable by a Participant other than by will or the laws of succession, and are exercisable during the Participant’s lifetime only by the Participant or by the Participant’s guardian or legal representative. No rights or Payroll Deductions of a Participant shall be subject to execution, attachment, levy, garnishment or similar process.

12.	Application of Funds

All funds of Participant’s received or held by the Company under the Plan before purchase of the Common Shares shall be held by the Company without liability for interest or other increment.

13.	Adjustments in Case of Changes Affecting Common Shares

In the event of a subdivision or consolidation of outstanding Common Shares of the Company, or the payment of a stock dividend, the number of Common Shares approved for the Plan shall be increased or decreased proportionately, and such other adjustment shall be made as may be deemed equitable by the Committee (including, without limitation, the class and number of securities subject to, and the purchase price applicable to outstanding Offerings and purchase rights).  In the event of any other change affecting the Common Shares, such adjustment shall be made as shall be deemed equitable by the Committee to give proper effect to such event. If the Committee determines that such change will constitute a change requiring shareholder approval, it may refrain from making such adjustments. The Committee or the Board of Directors shall determine the adjustments to be made under this Section 13, and its determination shall be conclusive.

14.	Administration of the Plan

The Plan shall be administered by the Committee. The Committee shall have the authority to construe and interpret the provisions of the Plan and make rules and regulations for the administration of the Plan, and its interpretations and decisions with regard to the Plan and such rules and regulations shall be final and conclusive on all persons affected thereby unless otherwise determined by the Board of Directors.  The day-to-day administration of the Plan may be delegated to such officers and employees of the Company or its subsidiaries as the Committee shall determine.  In addition, the provisions of the 423 Component will be interpreted and construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code.

15.	Amendments to the Plan

a.
Subject to the rules and policies of any stock exchange on which the Common Shares are listed and applicable law, the Board of Directors may, without notice or shareholder approval, at any time or from time to time, amend the Plan for the purposes of:

i.	making any amendments to the provisions set out in Section 8 of the Plan;

ii.
making any amendments to add covenants of the Company for the protection of Participants, provided that the Board of Directors shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the Participants;

iii.
making any amendments not inconsistent with the Plan as may be necessary or desirable with respect to matters or questions, which in the good faith opinion of the Board of Directors, having in mind the best interests of the Participants, it may be expedient to make, provided that the Board of Directors shall be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Participants; or

iv.
making any such changes or corrections which, on the advice of counsel to the Company, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Board of Directors shall be of the opinion that such changes or corrections will not be prejudicial to the rights and interests of the Participants.

b.
Notwithstanding any other provision of this Plan, none of the following amendments shall be made to this Plan without approval of the Exchange (to the extent the Company has any securities listed on such exchange) and the approval of shareholders:

i.	amendments to the Plan which would increase the number of Common Shares issuable under the Plan, otherwise than in accordance with Section 13 of this Plan;

ii.	amendments to the Plan which would increase the number of Common Shares issuable to Insiders under the Plan, otherwise than in accordance with Section 13 of this Plan;

iii.	amendments to the Plan which would increase the number of Common Shares issuable to Directors under the Plan, otherwise than in accordance with Section 13 of this Plan;

iv.	amendments that would reduce the Purchase Price payable by Insiders;

v.	amendments to the Plan that would result in an extension of the term, under a security based compensation arrangement benefiting an insider of the issuer;

vi.	amendments that would increase the percentage discounts set forth in the definition of Purchase Price;

vii.
increase the maximum percentage of the Annual Compensation that any Participant may direct be contributed, pursuant to the Plan, towards the purchase of Common Shares on his or her behalf through Payroll Deductions;

viii.	the addition of any form of financial assistance to a Participant;

ix.	the adoption of an employer matching contribution; and

x.	any amendment to the Plan that would result in an amendment to an amending provision within the Plan.

c.
Subject to Sections 18 and 24, the Board of Directors shall not alter or impair any rights or increase any obligation with respect to previously agreed upon terms under the Plan without the consent of the Participant.

16.	Termination of the Plan

The Plan shall terminate upon the earlier of (a) the termination of the Plan by the Board of Directors of the Company as specified below, or (b) the date no more Common Shares remain to be purchased under the Plan. The Board of Directors of the Company may terminate the Plan as of any date, and the date of termination shall be deemed a Purchase Date. If on such Purchase Date Participants in the aggregate have options to purchase more Common Shares than are available for purchase under the Plan, each Participant shall be eligible to purchase a reduced number of Common Shares on a pro rata basis, and any excess Payroll Deductions shall be returned to Participants, all as provided by rules and regulations adopted by the Committee.

17.	Costs

All costs and expenses incurred in administering the Plan shall be paid by the Company.

18.	Governmental Regulations

The Company’s obligation to sell and deliver its Common Shares pursuant to the Plan is subject to:

a.
the satisfaction of all requirements under applicable securities law in respect thereof and obtaining all regulatory approvals as the Company shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof, including shareholder approval, if required;

b.	the admission of such Common Shares to listing on any stock exchange on which Common Shares may then be listed; and

c.
the receipt from the Participant of such representations, agreements and undertakings as to future dealings in such Common Shares as the Company determines to be necessary or advisable in order to safeguard against the violation of the securities law of any jurisdiction.

In this connection, the Company shall take all reasonable steps to obtain such approvals and registrations as may be necessary for the issuance of such Common Shares in compliance with applicable securities law and for the listing of such Common Shares on any stock exchange on which such Common Shares are then listed.

19.	Applicable Law

The Plan is established under the laws of the Province of Ontario and the rights of all parties and the construction and effect of each provision of the Plan shall be according to the laws of the Province of Ontario and the laws of Canada applicable therein.

20.	Effect on Employment

The provisions of this Plan shall not affect the right of the Company or any subsidiary or any Participant to terminate the Participant’s employment with the Company or any subsidiary.

21.	Withholding

The Company reserves the right to withhold from stock or cash distributed to a Participant any amounts which it is required by law to withhold.

22.	Change in Control

In the event of a proposed or actual Change in Control, the Company shall require that each outstanding right hereunder be assumed or an equivalent right be substituted by the successor or purchaser corporation unless the Plan is terminated; provided, however, that if any successor or purchaser corporation (or its parent company) does not assume or continue purchase rights granted pursuant to the 423 Component or does not substitute similar rights for such purchase rights, then the accumulated contributions in the Plan Accounts of the Participants in the 423 Component will be used to purchase Common Shares within ten business days prior to the Change in Control, and the purchase rights under the 423 Component will terminate immediately after such purchase.

23.	Approvals

The Plan shall be subject to acceptance by the Exchange in compliance with all conditions imposed by the Exchange.  Any rights to purchase Common Shares granted prior to such acceptance shall be conditional upon such acceptance being given and any conditions complied with and no such right may be exercised unless such acceptance is given and such conditions are complied with.

24.	Corporate Action

Nothing contained in the Plan shall be construed so as to prevent the Company or any subsidiary of the Company from taking corporate action which is deemed by the Company or any subsidiary of the Company to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan.

25.	Limitation on Sale of Common Shares Purchased Under the Plan

The Plan is intended to provide Common Shares for investment and not for resale.  The Company does not, however, intend to restrict or influence any Participant with respect to any dealings with Common Shares save and except as provided in Sub-section 18(c).  A Participant may, therefore, sell Common Shares purchased under the Plan provided he/she complies with all applicable securities laws.  Participants assume the risk of any market fluctuations in the price of the Common Shares.

26.	Administration

Administration of the Plan shall be managed solely through the Company’s equity management software.  All enrollments, Payroll Deductions (elections) and requests to withdraw from the Plan shall be effective solely through the Participant’s use of the Company’s equity management software.  Participant questions may be directed to stockadmin@canopygrowth.com.

27.	Shareholder Approval

The Plan shall become effective on the date it is adopted by the Board of Directors of the Company, provided that the shareholders of the Company approve it within 12 months after such date and then reapprove every five (5) years.

CANOPY GROWTH CORPORATION

Phil Shaer
CLO

APPENDIX D – FORM OF PROXY

PROXY FORM

Annual and Special Meeting

Canopy Growth Corporation

WHEN:

Monday, September 21, 2020 at 10:00 AM EDT

WHERE:

www.virtualshareholdermeeting.com/WEED2020

STEP 1 | **REVIEW YOUR VOTING OPTIONS**

ONLINE: VOTE AT **PROXYVOTE.COM** USING YOUR COMPUTER OR MOBILE DATA DEVICE. YOUR CONTROL NUMBER IS LOCATED BELOW.

SCAN TO VIEW MATERIAL AND VOTE NOW →

BY TELEPHONE: YOU MAY ENTER YOUR VOTING INSTRUCTIONS BY TELEPHONE AT: **ENGLISH: 1-800-474-7493** OR **FRENCH: 1-800-474-7501**

BY MAIL: THIS PROXY FORM MAY BE RETURNED BY MAIL IN THE ENVELOPE PROVIDED.

REMINDER: PLEASE REVIEW THE INFORMATION / PROXY STATEMENT BEFORE VOTING.

CONTROL NO.:→

PROXY DEPOSIT DATE: September 17, 2020

INSTRUCTIONS:

1. This proxy is **solicited by Management**, for the Annual and Special Meeting (the "**Meeting**") of the holders ("**Shareholders**") of common shares ("**Shares**") of Canopy Growth Corporation.

2. **You have the right to appoint a different person or company (with appropriate documentation) of your choice, who need not be a Shareholder, to attend and act on your behalf at the Annual and Special Meeting of Canopy Growth Corporation.** If you wish to appoint a person, please insert the name of your chosen proxyholder and provide a unique **APPOINTEE IDENTIFICATION NUMBER** for your Appointee to access the live webcast meeting in the space provided either online at www.proxyvote.com or in Step 2 (see reverse). The Shares represented by this form of proxy may be voted at the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of Meeting and with respect to other matters that may properly be brought before the Meeting.

   IF YOU DO NOT CREATE AN EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER, YOUR APPOINTEE WILL NOT BE ABLE TO ACCESS THE LIVE WEBCAST MEETING. This instrument of proxy will not be valid and not be acted upon or voted unless it is completed as outlined herein and delivered to the attention of Proxy Tabulation, P.O. Box 3700, STN Industrial Park, Markham, ON, L3R 9Z9, Canada, by 10:00 AM EDT, on September 17, 2020.

3. If the Shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this form of proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this form of proxy with signing capacity stated may be required.

4. In order to expedite your vote, you may use a touch-tone telephone or the Internet. To vote by telephone, call toll free 1-800-474-7493 (English) or 1-800-474-7501 (French). You will be prompted to provide your control number located above. The telephone or Internet voting service is not available on the day of the Meeting and the telephone system cannot be used if you designate another person to attend on your behalf. To vote via the Internet, go to www.proxyvote.com and follow the instructions.

   If you vote by telephone or the Internet, do not mail back this instrument of proxy.

5. The form of proxy should be signed in the exact manner as the name appears on the form of proxy.

6. If the form of proxy is not dated, it will be deemed to bear the date on which it was mailed to the Shareholder.

7. **This form of proxy will be voted as directed. If no voting preferences are indicated on the reverse, this form of proxy will be voted as recommended by the Board of Directors.**

PLEASE SEE OVER

D-1

PROXY FORM

Canopy Growth Corporation

MEETING TYPE:	Annual and Special Meeting
MEETING DATE:	Monday, September 21, 2020 at 10:00 AM EDT
RECORD DATE:	July 28, 2020
PROXY DEPOSIT DATE:	September 17, 2020
ACCOUNT NO:	

CUID:
CUSIP:

CONTROL NO.: →

STEP 2 APPOINT A PROXY (OPTIONAL)

APPOINTEE(S): David Klein or, failing him, Mike Lee or, failing him, Phil Shaer

Change Appointee

If you wish to designate another person to attend, vote and act on your behalf at the Meeting, or any adjournment or postponement thereof, other than the person(s) specified above, go to www.proxyvote.com or print your name or the name of the other person attending the Meeting in the space provided herein and provide a unique **APPOINTEE IDENTIFICATION NUMBER USING ALL BOXES** for your Appointee to access the Meeting. You may choose to direct how your Appointee shall vote on matters that may come before the Meeting or any adjournment or postponement thereof. Unless you instruct otherwise your Appointee will have full authority to attend, vote, and otherwise act in respect of all matters that may come before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in the proxy form or the proxy statement for the Meeting. You can also change your Appointee online at www.proxyvote.com.

You **MUST** provide your Appointee the **EXACT NAME** and an **EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER** to access the Meeting. Appointees can only be validated at the Virtual Shareholder Meeting using the **EXACT NAME** and **EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER** you enter below.

PLEASE PRINT APPOINTEE NAME INSIDE THE BOX

→ [ ]

MAXIMUM 22 CHARACTERS - PLEASE PRINT CLEARLY

CREATE AN EIGHT (8) CHARACTER IDENTIFICATION NUMBER FOR YOUR APPOINTEE

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MUST BE EIGHT CHARACTERS IN LENGTH - PLEASE PRINT CLEARLY

STEP 3 COMPLETE YOUR VOTING DIRECTIONS

ITEM(S): *VOTING RECOMMENDATIONS ARE INDICATED BY* **HIGHLIGHTED TEXT** *OVER THE BOXES* (FILL IN ONLY ONE BOX "■" PER ITEM IN BLACK OR BLUE INK)

Item			
1A ELECTION OF DIRECTORS Election of Director: Judy A. Schmeling	**FOR** ☐	WITHHOLD ☐	
1B Election of Director: David Klein	**FOR** ☐	WITHHOLD ☐	
1C Election of Director: Robert Hanson	**FOR** ☐	WITHHOLD ☐	
1D Election of Director: David Lazzarato	**FOR** ☐	WITHHOLD ☐	
1E Election of Director: William Newlands	**FOR** ☐	WITHHOLD ☐	
1F Election of Director: Jim Sabia	**FOR** ☐	WITHHOLD ☐	
1G Election of Director: Theresa Yanofsky	**FOR** ☐	WITHHOLD ☐	
02 The re-appointment of KPMG LLP, Chartered Professional Accountants, as the Company's independent registered public accounting firm for fiscal year 2021 and to authorize the Board of Directors of the Company to fix their remuneration.	**FOR** ☐	WITHHOLD ☐	
03 To approve certain amendments to the Company's Amended and Restated Omnibus Incentive Plan and all unallocated awards issuable under the Amended and Restated Omnibus Incentive Plan, as described in the proxy statement.	**FOR** ☐	AGAINST ☐	ABSTAIN ☐
04 To approve certain amendments to the Company's 2017 Employee Stock Purchase Plan, as described in the proxy statement.	**FOR** ☐	AGAINST ☐	ABSTAIN ☐

Item				
05 To adopt, on an advisory (non-binding) basis a resolution approving the compensation of the Company's named executive officers, as described in the proxy statement.	**FOR** ☐	AGAINST ☐	ABSTAIN ☐	
06 To adopt, on an advisory (non-binding) basis, a resolution on the frequency of future "say-on-pay" votes as described in the proxy statement.	**1 YEAR** ☐	2 YEARS ☐	3 YEARS ☐	ABSTAIN ☐

To receive annual and/or Interim Financial Statements and accompanying Management's Discussion and Analysis, please mark the applicable box. ANNUAL ☐ INTERIM ☐

STEP 4 THIS DOCUMENT MUST BE SIGNED AND DATED

SIGNATURE(S) ***INVALID IF NOT SIGNED***

M M D D Y Y

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